UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2014 – February 28, 2015

Item 1: Reports to Shareholders

Semiannual Report | February 28, 2015

Vanguard Money Market Funds
Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard Admiral™ Treasury Money Market Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Prime Money Market Fund.	9
Federal Money Market Fund.	28
Admiral Treasury Money Market Fund.	39
About Your Fund’s Expenses.	48
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
	7-Day	Total
	SEC Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	0.01%	0.00%
Money Market Funds Average		0.00
Institutional Shares	0.07%	0.03%
Institutional Money Market Funds Average		0.00
Money Market Funds Average and Institutional Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	0.01%	0.00%
Government Money Market Funds Average		0.00
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Admiral Treasury Money Market Fund	0.01%	0.00%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.00

iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

1

Chairman’s Letter

Dear Shareholder,

Since late 2008, the Federal Reserve’s target for short-term interest rates has remained between 0% and 0.25%, a historically low figure that has resulted in minuscule returns for money market funds and savings accounts. The six months ended February 28, 2015, were no exception.

Vanguard Prime Money Market Fund returned 0.00% for Investor Shares and 0.03% for Institutional Shares, which have a lower expense ratio. Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund also each returned 0.00%.

The funds’ 7-day SEC yields were about what they were six months ago. As of February 28, yields for the Admiral Treasury Money Market Fund, Federal Money Market Fund, and Investor Shares of the Prime Money Market Fund were unchanged at 0.01%. The yield for the Prime Money Market Fund’s Institutional Shares increased to 0.07% from 0.05%.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

2

Conversely, bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

A surge in February powered U.S. stocks for the period

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

The overall return was powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

Market Barometer
	Total Returns
		Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

International stocks returned about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Safety and liquidity remain top priorities for the funds

Although any interest rate changes hinge on the economy’s progress, the Federal Reserve has indicated that it may begin raising short-term interest rates later this year. Chairwoman Janet Yellen and other Fed officials have discussed the improve-ments in the economy and labor market, and the Fed ended its stimulative bond-buying program in October.

The funds’ negligible returns have no doubt discouraged investors, many of whom have traditionally counted on such investments for a degree of income. Of course, providing income is one of the portfolio’s objectives, but it comes third in line behind providing safety and liquidity. To that end, Vanguard’s Fixed Income Group manages the funds conservatively and invests primarily in money market securities that are rated in the two highest credit-quality categories (as determined by nationally recognized credit-rating services).

Expense Ratios
Your Fund Compared With Its Peer Group
		Investor		Institutional
		Shares Peer		Shares Peer
	Investor	Group	Institutional	Group
	Shares	Average	Shares	Average
Prime Money Market Fund	0.16%	0.17%	0.10%	0.17%
Federal Money Market Fund	0.11	0.09	—	—
Admiral Treasury Money Market Fund	0.09	0.06	—	—

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2015, the funds’ annualized expense ratios were: for the Prime Money Market Fund, 0.14% for Investor
Shares and 0.10% for Institutional Shares; for the Federal Money Market Fund, 0.09%; for the Admiral Treasury Money Market Fund, 0.03%.
The expense ratios for the Prime Money Market Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money
Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the
reduction, the expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for
the Admiral Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares, Money Market Funds; and for the Institutional Shares, Institutional Money
Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Admiral Treasury Money Market Fund, U.S.
Treasury Money Market Funds.

4

U.S. government securities are the focus of the Admiral Treasury Money Market Fund and Federal Money Market Fund and also represent a significant portion of the Prime Money Market Fund. Treasury securities are backed by the full faith and credit of the United States and are widely embraced whenever economic and market conditions rattle investors. The Federal Money Market Fund holds federal agency securities, which maintain nearly the same credit quality as securities issued by the U.S. government.

About a year ago, the Treasury launched a two-year floating-rate note, which the Fixed Income Group originally included in the Admiral Treasury Money Market Fund. With the notes available at bargain prices over the recent period, the advisor bought them for all three funds, with the objective of adding value to the portfolio.

Yankee/foreign issues are the Prime Money Market’s Fund largest single investment. These securities, denominated in U.S. dollars to eliminate currency risk, are from highly rated foreign issuers and do not include financial paper from economically troubled countries in southern Europe.

As we noted in last year’s annual report, the Securities and Exchange Commission has adopted a number of changes to money market regulations.

In response to the new rules, which in the future may allow a fund to impose liquidity fees and redemption limits if weekly liquid

Changes in Yields
			7-Day SEC Yield
	February 28,	August 31,	February 28,
Money Market Fund	2015	2014	2014
Prime
Investor Shares	0.01%	0.01%	0.01%
Institutional Shares	0.07	0.05	0.06
Federal	0.01	0.01	0.01
Admiral Treasury	0.01	0.01	0.01

5

assets fall below 30%, the Fixed Income Group increased the Prime Money Market’s minimum percentage of weekly liquid assets to 40% to provide an additional buffer.

The vast majority of investors in Vanguard money market funds will not be affected by the changes. Although some rules must be implemented sooner, the compliance date for the core reforms is in autumn 2016, which gives investors time to find alternatives if they wish. We will report to you again as we work through the implications of these changes for our clients and our lineup of funds.

For more information about the advisor’s strategies and the funds’ positioning during the year, please see the Advisor’s Report that follows this letter.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

All four are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. A goal can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

In many parts of the United States, it’s been an especially bitter and challenging winter, but spring is now upon us. The change of seasons can be an occasion for some financial spring cleaning. Consider taking time now to revisit your investment plan, ensuring that your objectives are clear, and making any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 13, 2015

6

Advisor’s Report

The extremely low interest rate environment that has prevailed since the financial crisis has made it very difficult for money market funds to deliver much in the way of income. Our funds have nevertheless continued to offer investors a conservative, high-quality, very liquid investment for their short-term savings goals or cash management needs.

For the six months ended February 28, 2015, Investor Shares of Vanguard Prime Money Market Fund returned 0.00%, while Institutional Shares, with their lower expense ratio, returned 0.03%. Vanguard Federal Money Market Fund and Vanguard Admiral Treasury Money Market Fund both returned 0.00%. The average return for the peer groups of all three funds was 0.00%.

The investment environment

Over the six months, the United States remained on a different trajectory than much of the world. The Eurozone and Japan continued to grapple with anemic growth and deflationary pressures, and China saw its pace of economic expansion shift down a gear. Their central banks responded with interest rate cuts and quantitative easing aimed at reversing those trends.

In contrast, the U.S. economy continued expanding at a good clip. The United States saw sustained growth in the labor market along with an upturn in consumer confidence. The improvements paved the way for the Federal Reserve to bring its stimulative bond-buying program to a close at the end of October.

Longer-term yields nevertheless continued to move lower. Risk-averse investors, seeking a safe harbor from volatility driven by geopolitical tensions, stepped in and helped counter slackening demand from the Fed. International investors also were increasingly attracted to U.S. bonds, given their comparatively high yields and the strong dollar.

Although forward guidance from the Fed about an eventual increase in interest rates helped yields of short-term bonds move a little higher over the six months, yields of money market instruments remained at rock-bottom levels.

Management of the funds

Over the six months, we expanded our use of a relatively new offering from the U.S. Treasury Department—the 2-year floating-rate note. We began putting these notes, which trade at a spread to 3-month Treasury bills, in the Admiral Treasury Fund last year with an eye to adding some diversification to its holdings. As the pricing of these notes became more attractive, we included them in the Federal and Prime Money Market Funds as well.

In the Prime Money Market Fund, debt issued by Canadian and Australian banks remained an important avenue of diversification in our regional exposure to banks. Our ongoing credit analysis brought Japanese banks back onto our radar screen for the first time in decades because of the improvements we’ve seen in their fundamentals. On the other hand, we remained very selective regarding

7

European banks because of the challenges and uncertainty in the region. At the end of the period, our exposure here was limited to the debt of banks in the United Kingdom and a handful of northern European countries.

Regarding corporate debt in the Prime Money Market Fund, we increased our exposure to commercial paper of some large, high-quality oil and gas companies. Plunging oil prices prompted energy companies to issue short-term debt, as they occasionally do, giving us an opportunity to further diversify the portfolio.

We are continuing to review the changes announced last year by the Securities and Exchange Commission to regulations governing money market funds. Although many of the changes do not take effect until October 2016, our funds already meet or exceed some of the new criteria. In the Prime Money Market Fund, for example, weekly liquidity is running at about 40% of assets, notably higher than the 30% level below which liquidity fees or redemption gates could be applied in the future.

And more than 99.5% of the assets of the Admiral Treasury and Federal Money Market Funds are invested in cash, government securities, or repurchase agreements collateralized by government securities and cash, so they already meet the SEC’s new definition of a government money market fund. (The requirement previously was 80%.)

The outlook

We expect the U.S. economy to remain resilient amid the global slowdown and to continue its moderate expansion. Even though the slump in oil prices has dampened inflation, the Federal Reserve seems likely to look past the recent weakness in prices and raise the federal funds rate later this year from the emergency level it’s been at since 2008.

Although a rate increase will be a welcome development for savers and our money market funds, the pace of monetary tightening is likely to be slow, and the target rate may end up below its historical average. A rise in rates will probably bring greater market volatility as well.

As we enter the second half of the fiscal year, the average maturities of the funds are a little shorter than they were six months ago. That should give us the flexibility to invest in higher-yielding longer-term maturities if good opportunities arise.

As always, whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to produce competitive returns.

David R. Glocke, Principal

Vanguard Fixed Income Group

March 17, 2015

8

Prime Money Market Fund

Fund Profile
As of February 28, 2015

Financial Attributes
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	0.01%	0.07%
Average Weighted
Maturity	47 days	47 days

Sector Diversification (% of portfolio)
Certificates of Deposit	10.4%
Corporate Bonds	1.0
Repurchase Agreements	3.3
Sovereign Bonds	0.2
U.S. Commercial Paper	9.5
U.S. Government Obligations	17.5
U.S. Treasury Bills	14.9
Yankee/Foreign	41.5
Other	1.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.14% for Investor Shares and 0.10% for Institutional Shares. The expense ratio for the six months ended February 28, 2015, for the Investor Shares reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%.

9

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2004, Through February 28, 2015

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2005	2.31%	1.68%
2006	4.38	3.69
2007	5.23	4.55
2008	3.60	3.02
2009	1.31	0.62
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.00	0.00
7-day SEC yield (2/28/2015): 0.01%
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	0.01%	0.04%	1.63%
Institutional Shares	10/3/1989	0.05	0.11	1.76

See Financial Highlights for dividend information.

10

Prime Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (31.9%)
2	Fannie Mae Discount Notes	0.150%	4/1/15	118,000	117,985
3	Federal Home Loan Bank Discount Notes	0.108%	3/4/15	85,000	84,999
3	Federal Home Loan Bank Discount Notes	0.090%–0.098%	3/6/15	42,000	41,999
3	Federal Home Loan Bank Discount Notes	0.083%	3/13/15	1,500,000	1,499,959
3	Federal Home Loan Bank Discount Notes	0.082%–0.177%	3/20/15	681,426	681,371
3	Federal Home Loan Bank Discount Notes	0.093%	3/25/15	200,000	199,988
3	Federal Home Loan Bank Discount Notes	0.075%–0.087%	3/27/15	1,191,467	1,191,394
3	Federal Home Loan Bank Discount Notes	0.065%–0.068%	4/15/15	349,190	349,161
3	Federal Home Loan Bank Discount Notes	0.065%	4/17/15	1,641,300	1,641,161
3	Federal Home Loan Bank Discount Notes	0.064%	4/24/15	726,176	726,106
3	Federal Home Loan Bank Discount Notes	0.140%	8/26/15	172,000	171,881
[3,4]	Federal Home Loan Banks	0.132%	3/10/15	97,500	97,500
[2,4]	Federal National Mortgage Assn.	0.141%	8/5/15	1,775,000	1,774,845
	United States Treasury Bill	0.048%	3/12/15	1,500,000	1,499,978
	United States Treasury Bill	0.046%	3/19/15	1,000,000	999,977
	United States Treasury Bill	0.048%	4/23/15	1,500,000	1,499,895
	United States Treasury Bill	0.052%	4/30/15	590,000	589,949
	United States Treasury Bill	0.053%–0.060%	5/7/15	2,300,000	2,299,758
	United States Treasury Bill	0.057%–0.060%	5/14/15	1,100,000	1,099,866
	United States Treasury Bill	0.068%–0.070%	5/21/15	1,500,000	1,499,770
	United States Treasury Bill	0.075%	6/4/15	74,000	73,985
	United States Treasury Bill	0.101%–0.102%	6/18/15	1,350,000	1,349,586
	United States Treasury Bill	0.155%	6/25/15	1,500,000	1,499,251
	United States Treasury Bill	0.130%–0.135%	7/2/15	3,265,000	3,263,531
	United States Treasury Bill	0.085%	8/13/15	3,703,000	3,701,557
	United States Treasury Floating Rate Note	0.065%	1/31/16	415,000	414,903
	United States Treasury Floating Rate Note	0.089%	4/30/16	1,041,000	1,040,927
	United States Treasury Floating Rate Note	0.090%	7/31/16	350,000	349,966
	United States Treasury Floating Rate Note	0.073%	10/31/16	2,912,200	2,909,672
	United States Treasury Floating Rate Note	0.104%	1/31/17	420,750	420,743
	United States Treasury Note/Bond	0.375%	3/15/15	1,300,000	1,300,162
	United States Treasury Note/Bond	2.500%	3/31/15	180,000	180,363
	United States Treasury Note/Bond	0.375%	4/15/15	263,000	263,099
	United States Treasury Note/Bond	0.125%	4/30/15	433,250	433,289
	United States Treasury Note/Bond	2.500%	4/30/15	2,049,750	2,057,932
	United States Treasury Note/Bond	0.250%	5/15/15	1,984,750	1,985,445

11

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	United States Treasury Note/Bond	4.125%	5/15/15	1,273,000	1,283,543
	United States Treasury Note/Bond	0.250%	5/31/15	1,005,000	1,005,400
	United States Treasury Note/Bond	2.125%	5/31/15	365,500	367,373
	United States Treasury Note/Bond	0.375%	6/15/15	247,750	247,922
Total U.S. Government and Agency Obligations (Cost $42,216,191)					42,216,191
Commercial Paper (27.8%)
Finance—Auto (1.8%)
	American Honda Finance Corp.	0.140%	3/9/15	148,500	148,495
	American Honda Finance Corp.	0.160%	3/23/15	128,750	128,737
	American Honda Finance Corp.	0.140%	5/6/15	65,750	65,733
	American Honda Finance Corp.	0.150%–0.160%	5/22/15	241,250	241,166
	American Honda Finance Corp.	0.140%–0.150%	5/26/15	267,500	267,406
	American Honda Finance Corp.	0.150%	6/4/15	163,000	162,935
	American Honda Finance Corp.	0.150%	6/5/15	162,500	162,435
5	BMW US Capital LLC	0.130%	4/22/15	26,000	25,995
5	BMW US Capital LLC	0.140%	4/27/15	30,000	29,993
5	BMW US Capital LLC	0.150%	5/18/15	25,000	24,992
5	BMW US Capital LLC	0.150%	5/19/15	33,000	32,989
5	BMW US Capital LLC	0.160%	6/22/15	5,000	4,998
5	BMW US Capital LLC	0.160%	6/23/15	36,500	36,482
5	BMW US Capital LLC	0.160%	6/25/15	129,000	128,934
4	Toyota Motor Credit Corp.	0.232%	3/12/15	193,000	193,000
4	Toyota Motor Credit Corp.	0.222%	4/2/15	148,500	148,500
4	Toyota Motor Credit Corp.	0.212%	4/27/15	121,000	121,000
4	Toyota Motor Credit Corp.	0.219%	5/6/15	174,000	174,000
4	Toyota Motor Credit Corp.	0.231%	6/1/15	223,000	223,000
	Toyota Motor Credit Corp.	0.290%	8/3/15	74,000	73,908
					2,394,698
Finance—Other (1.1%)
	General Electric Capital Corp.	0.200%	3/25/15	99,000	98,987
	General Electric Capital Corp.	0.220%	5/4/15	37,500	37,485
4	General Electric Capital Corp.	0.231%	6/9/15	396,000	396,000
	General Electric Capital Corp.	0.280%	8/3/15	160,000	159,807
	General Electric Capital Corp.	0.280%	8/4/15	248,000	247,699
	General Electric Capital Corp.	0.270%	8/24/15	198,000	197,739
	General Electric Capital Corp.	0.301%	9/17/15	38,750	38,685
	General Electric Capital Corp.	0.301%	9/24/15	115,250	115,051
5	John Deere Financial Inc.	0.070%	3/4/15	15,500	15,500
5	John Deere Financial Inc.	0.100%	3/16/15	85,000	84,997
5	Old Line Funding LLC	0.180%	5/18/15	37,000	36,986
					1,428,936
Foreign Banks (15.2%)
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.241%	3/5/15	134,000	134,000
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.241%	3/5/15	226,000	226,000
5	Australia & New Zealand Banking Group, Ltd.	0.140%	4/27/15	47,500	47,489
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.241%	5/7/15	247,000	246,998
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.238%	5/14/15	247,500	247,497
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.222%	7/27/15	190,000	189,996
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.230%	8/4/15	376,000	376,000
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.252%	10/27/15	228,000	227,992
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.261%	11/3/15	376,000	376,000
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.283%	1/15/16	496,000	495,978
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.282%	1/29/16	217,500	217,500
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.282%	1/29/16	297,000	297,000
[4,5]	Australia & New Zealand Banking Group, Ltd.	0.278%	2/2/16	200,000	200,000

12

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[4,5]	Commonwealth Bank of Australia	0.244%	3/16/15	193,000	193,000
[4,5]	Commonwealth Bank of Australia	0.252%	3/23/15	500,000	500,000
[4,5]	Commonwealth Bank of Australia	0.250%	3/30/15	530,000	529,999
[4,5]	Commonwealth Bank of Australia	0.254%	5/22/15	112,500	112,500
[4,5]	Commonwealth Bank of Australia	0.231%	6/3/15	347,000	346,995
[4,5]	Commonwealth Bank of Australia	0.262%	10/2/15	50,000	50,000
[4,5]	Commonwealth Bank of Australia	0.256%	10/6/15	189,000	189,000
[4,5]	Commonwealth Bank of Australia	0.254%	10/7/15	115,000	115,000
[4,5]	Commonwealth Bank of Australia	0.252%	10/9/15	348,000	348,000
[4,5]	Commonwealth Bank of Australia	0.257%	10/13/15	297,000	297,000
[4,5]	Commonwealth Bank of Australia	0.256%	10/14/15	276,000	276,000
[4,5]	Commonwealth Bank of Australia	0.271%	1/29/16	300,000	299,986
[4,5]	Commonwealth Bank of Australia	0.272%	2/8/16	150,000	149,993
[4,5]	Commonwealth Bank of Australia	0.271%	2/19/16	217,000	216,991
[4,5]	Commonwealth Bank of Australia	0.272%	2/22/16	55,000	54,998
5	DNB Bank ASA	0.200%	3/16/15	500,000	499,958
5	DNB Bank ASA	0.200%	3/20/15	92,400	92,390
5	DNB Bank ASA	0.185%	4/1/15	500,000	499,920
5	DNB Bank ASA	0.185%	4/7/15	620,000	619,882
5	DNB Bank ASA	0.205%	5/26/15	450,000	449,780
5	DNB Bank ASA	0.205%	5/27/15	430,000	429,787
	Lloyds Bank plc	0.060%	3/2/15	2,500,000	2,499,996
[4,5]	National Australia Bank Ltd.	0.253%	6/18/15	240,000	239,995
5	National Australia Bank Ltd.	0.270%	8/25/15	1,000,000	998,672
5	Nordea Bank AB	0.225%	3/24/15	480,000	479,931
5	Skandinaviska Enskilda Banken AB	0.180%	3/12/15	39,000	38,998
5	Skandinaviska Enskilda Banken AB	0.225%	5/21/15	471,500	471,261
5	Skandinaviska Enskilda Banken AB	0.225%	5/22/15	471,500	471,258
5	Skandinaviska Enskilda Banken AB	0.225%	5/26/15	257,000	256,862
	Swedbank AB	0.195%	3/3/15	129,000	128,999
	Swedbank AB	0.195%	3/4/15	196,000	195,997
	Swedbank AB	0.195%	3/5/15	200,000	199,996
	Swedbank AB	0.195%	3/6/15	200,000	199,995
	Swedbank AB	0.195%	3/9/15	156,000	155,993
	Swedbank AB	0.210%	3/24/15	198,000	197,973
	Swedbank AB	0.210%	3/26/15	198,000	197,971
	Swedbank AB	0.210%	3/27/15	24,000	23,996
[4,5]	Westpac Banking Corp.	0.241%	3/5/15	100,000	100,000
[4,5]	Westpac Banking Corp.	0.242%	3/13/15	42,350	42,350
[4,5]	Westpac Banking Corp.	0.251%	4/9/15	208,000	208,005
[4,5]	Westpac Banking Corp.	0.231%	6/9/15	325,000	324,996
[4,5]	Westpac Banking Corp.	0.233%	6/15/15	245,000	245,000
[4,5]	Westpac Banking Corp.	0.233%	6/17/15	250,000	250,000
5	Westpac Banking Corp.	0.240%	6/19/15	400,000	399,707
[4,5]	Westpac Banking Corp.	0.241%	7/10/15	200,000	199,997
[4,5]	Westpac Banking Corp.	0.261%	9/2/15	428,000	427,991
[4,5]	Westpac Banking Corp.	0.259%	9/4/15	500,000	499,989
[4,5]	Westpac Banking Corp.	0.263%	9/15/15	695,000	694,983
[4,5]	Westpac Banking Corp.	0.261%	10/9/15	380,000	380,000
					20,084,540
Foreign Governments (1.5%)
5	CDP Financial Inc.	0.200%	5/20/15	59,000	58,974
5	CDP Financial Inc.	0.230%	7/2/15	84,250	84,184
5	CDP Financial Inc.	0.230%	7/20/15	124,000	123,888
5	CDP Financial Inc.	0.230%	7/21/15	70,250	70,186
5	CDP Financial Inc.	0.230%	7/23/15	24,750	24,727

13

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
6 CPPIB Capital Inc.	0.140%	3/2/15	86,500	86,500
6 CPPIB Capital Inc.	0.140%	3/9/15	100,000	99,997
6 CPPIB Capital Inc.	0.140%	4/23/15	47,800	47,790
6 CPPIB Capital Inc.	0.140%	4/29/15	125,000	124,971
6 CPPIB Capital Inc.	0.140%	5/5/15	172,750	172,706
6 CPPIB Capital Inc.	0.140%	5/6/15	163,250	163,208
6 CPPIB Capital Inc.	0.140%	5/7/15	55,000	54,986
6 CPPIB Capital Inc.	0.140%	5/14/15	72,500	72,479
6 CPPIB Capital Inc.	0.140%	5/19/15	18,000	17,994
6 CPPIB Capital Inc.	0.140%	5/20/15	62,000	61,981
6 CPPIB Capital Inc.	0.140%	5/21/15	54,500	54,483
6 CPPIB Capital Inc.	0.140%–0.160%	5/26/15	129,900	129,856
6 CPPIB Capital Inc.	0.140%	5/27/15	63,500	63,479
6 PSP Capital Inc.	0.160%	3/5/15	17,750	17,750
6 PSP Capital Inc.	0.150%	3/19/15	12,220	12,219
6 PSP Capital Inc.	0.180%	5/5/15	20,000	19,994
6 PSP Capital Inc.	0.160%	5/11/15	40,000	39,987
6 PSP Capital Inc.	0.160%	5/12/15	29,000	28,991
6 PSP Capital Inc.	0.180%	6/10/15	25,000	24,987
6 PSP Capital Inc.	0.180%	6/17/15	21,750	21,738
6 PSP Capital Inc.	0.240%	8/17/15	29,500	29,467
6 PSP Capital Inc.	0.240%	8/19/15	25,000	24,972
6 PSP Capital Inc.	0.240%	8/20/15	79,000	78,909
6 PSP Capital Inc.	0.270%	9/17/15	99,000	98,851
6 PSP Capital Inc.	0.270%	9/21/15	39,500	39,440
5 Quebec	0.100%	3/2/15	25,300	25,300
5 Quebec	0.130%	5/28/15	24,686	24,678
5 Quebec	0.130%	6/2/15	50,000	49,983
				2,049,655
Foreign Industrial (1.7%)
5 GlaxoSmithKline Finance plc	0.080%–0.090%	3/2/15	317,000	316,999
5 John Deere Bank SA	0.090%	3/5/15	97,000	96,999
5 Nestle Capital Corp.	0.250%	7/15/15	495,000	494,533
5 Nestle Capital Corp.	0.250%	7/17/15	247,500	247,263
Nestle Finance International Ltd.	0.150%	6/9/15	100,000	99,958
Nestle Finance International Ltd.	0.150%	6/10/15	230,000	229,903
Nestle Finance International Ltd.	0.150%	6/11/15	50,000	49,979
Nestle Finance International Ltd.	0.150%	6/12/15	100,000	99,957
Nestle Finance International Ltd.	0.150%	6/15/15	150,000	149,934
Nestle Finance International Ltd.	0.150%	6/18/15	108,000	107,951
Nestle Finance International Ltd.	0.150%	6/19/15	50,000	49,977
5 Reckitt Benckiser Treasury Services plc	0.180%	6/12/15	44,500	44,477
5 Siemens Capital Co. LLC	0.100%	3/18/15	100,000	99,995
Toyota Credit Canada Inc.	0.240%	3/9/15	64,500	64,497
Toyota Credit Canada Inc.	0.220%	4/20/15	50,000	49,985
Toyota Credit Canada Inc.	0.311%	8/10/15	19,000	18,973
5 Walt Disney Co.	0.130%	3/23/15	100,000	99,992
				2,321,372
Industrial (6.5%)
5 3M Co.	0.100%	3/18/15	194,000	193,991
Caterpillar Financial Services Corp.	0.080%	3/5/15	46,000	46,000
Caterpillar Financial Services Corp.	0.130%–0.140%	5/7/15	375,000	374,905
5 Chevron Corp.	0.140%	3/6/15	400,000	399,992
5 Chevron Corp.	0.160%	3/23/15	100,000	99,990
5 Chevron Corp.	0.160%	3/24/15	25,000	24,997
5 Chevron Corp.	0.120%	5/5/15	32,500	32,493

14

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
5 Chevron Corp.	0.120%	5/7/15	284,200	284,137
5 Chevron Corp.	0.150%	6/11/15	150,000	149,936
5 Chevron Corp.	0.150%	6/15/15	150,000	149,934
5 Chevron Corp.	0.150%	6/17/15	150,000	149,932
5 Chevron Corp.	0.150%	6/18/15	122,000	121,945
5 Chevron Corp.	0.150%	6/24/15	108,500	108,448
5 Emerson Electric Co.	0.210%	3/24/15	35,850	35,845
5 Emerson Electric Co.	0.210%	3/25/15	11,000	10,998
5 Emerson Electric Co.	0.210%	3/31/15	50,000	49,991
5 Emerson Electric Co.	0.120%	4/28/15	50,000	49,990
Exxon Mobil Corp.	0.080%	3/9/15	73,000	72,999
Exxon Mobil Corp.	0.100%	3/11/15	100,000	99,997
Exxon Mobil Corp.	0.100%	3/12/15	100,000	99,997
Exxon Mobil Corp.	0.100%	3/16/15	250,000	249,990
Exxon Mobil Corp.	0.130%	5/7/15	150,000	149,964
Exxon Mobil Corp.	0.150%	6/11/15	450,000	449,809
Exxon Mobil Corp.	0.150%	6/12/15	75,000	74,968
Exxon Mobil Corp.	0.150%	6/15/15	75,000	74,967
Exxon Mobil Corp.	0.150%	6/17/15	200,000	199,910
Exxon Mobil Corp.	0.150%	6/18/15	100,000	99,955
Exxon Mobil Corp.	0.155%	6/23/15	100,000	99,951
5 Henkel of America Inc.	0.100%–0.110%	3/2/15	62,000	62,000
5 Honeywell International Inc.	0.130%	5/28/15	36,000	35,989
5 John Deere Capital Corp.	0.080%–0.090%	3/11/15	86,500	86,498
5 Novartis Finance Corp.	0.090%	3/5/15	110,000	109,999
5 Novartis Finance Corp.	0.090%–0.100%	3/9/15	73,250	73,248
5 Novartis Finance Corp.	0.100%	3/16/15	55,000	54,998
5 Novartis Finance Corp.	0.100%	3/18/15	18,250	18,249
5 Pfizer Inc	0.150%	7/2/15	218,000	217,888
5 Syngenta Wilmington Inc.	0.090%	3/4/15	50,000	50,000
5 The Coca-Cola Co.	0.200%	3/9/15	198,000	197,991
5 The Coca-Cola Co.	0.200%	3/10/15	99,500	99,495
5 The Coca-Cola Co.	0.200%	3/12/15	49,500	49,497
5 The Coca-Cola Co.	0.200%	3/13/15	116,000	115,992
5 The Coca-Cola Co.	0.200%	3/16/15	124,000	123,990
5 The Coca-Cola Co.	0.200%	3/18/15	50,000	49,995
5 The Coca-Cola Co.	0.200%	3/19/15	50,000	49,995
5 The Coca-Cola Co.	0.200%	3/23/15	127,000	126,984
5 The Coca-Cola Co.	0.210%	3/25/15	174,000	173,976
5 The Coca-Cola Co.	0.190%	4/9/15	73,500	73,485
5 The Coca-Cola Co.	0.190%–0.200%	4/10/15	104,000	103,978
5 The Coca-Cola Co.	0.190%	4/16/15	124,000	123,970
5 The Coca-Cola Co.	0.220%	4/21/15	50,000	49,984
5 The Coca-Cola Co.	0.190%–0.220%	4/22/15	150,000	149,953
5 The Coca-Cola Co.	0.210%	5/12/15	25,000	24,990
5 The Coca-Cola Co.	0.160%	6/24/15	36,500	36,481
5 The Coca-Cola Co.	0.210%	7/16/15	150,000	149,880
5 The Coca-Cola Co.	0.210%	7/17/15	148,500	148,380
5 The Coca-Cola Co.	0.210%	7/20/15	200,000	199,835
5 The Coca-Cola Co.	0.200%	7/21/15	90,500	90,429
5 The Coca-Cola Co.	0.250%	8/6/15	184,400	184,198
5 The Coca-Cola Co.	0.250%	8/7/15	98,750	98,641
5 The Coca-Cola Co.	0.230%	8/17/15	40,000	39,957
5 The Coca-Cola Co.	0.290%	9/3/15	123,500	123,315
5 The Coca-Cola Co.	0.290%	9/4/15	148,500	148,276
5 The Coca-Cola Co.	0.280%	9/10/15	99,250	99,101
5 The Coca-Cola Co.	0.280%	9/11/15	25,000	24,962

15

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
5 The Coca-Cola Co.	0.270%	9/17/15	99,000	98,851
5 The Coca-Cola Co.	0.291%–0.300%	9/23/15	297,000	296,496
5 The Coca-Cola Co.	0.291%	9/24/15	223,000	222,628
5 The Coca-Cola Co.	0.280%	9/25/15	99,000	98,840
5 United Technologies Corp.	0.090%	3/18/15	200,000	199,991
5 United Technologies Corp.	0.090%	3/20/15	113,000	112,995
				8,552,431
Total Commercial Paper (Cost $36,831,632)				36,831,632
Certificates of Deposit (32.8%)
Domestic Banks (8.1%)
Citibank NA	0.210%	3/17/15	330,000	330,000
Citibank NA	0.220%	5/14/15	500,000	500,000
Citibank NA	0.220%	5/15/15	550,000	550,000
Citibank NA	0.210%	5/22/15	99,000	99,000
JPMorgan Chase Bank NA	0.180%	3/10/15	1,000,000	1,000,000
JPMorgan Chase Bank NA	0.190%	3/18/15	400,000	400,000
JPMorgan Chase Bank NA	0.190%	3/20/15	250,000	250,000
JPMorgan Chase Bank NA	0.200%	4/2/15	1,080,000	1,080,000
4 State Street Bank & Trust Co.	0.214%	4/22/15	750,000	750,000
4 State Street Bank & Trust Co.	0.213%	5/14/15	532,000	532,000
4 State Street Bank & Trust Co.	0.231%	6/1/15	220,000	220,000
4 State Street Bank & Trust Co.	0.252%	7/13/15	500,000	500,000
4 Wells Fargo Bank NA	0.241%	3/3/15	480,000	480,000
4 Wells Fargo Bank NA	0.241%	3/24/15	400,000	400,000
4 Wells Fargo Bank NA	0.241%	4/1/15	160,000	160,000
Wells Fargo Bank NA	0.230%	4/8/15	45,000	45,000
4 Wells Fargo Bank NA	0.253%	5/15/15	420,000	420,000
4 Wells Fargo Bank NA	0.250%	6/4/15	70,000	70,000
4 Wells Fargo Bank NA	0.253%	8/17/15	370,000	370,000
4 Wells Fargo Bank NA	0.272%	10/30/15	895,000	895,000
4 Wells Fargo Bank NA	0.272%	11/24/15	495,000	495,000
4 Wells Fargo Bank NA	0.294%	1/20/16	250,000	250,000
4 Wells Fargo Bank NA	0.292%	1/27/16	375,000	375,000
4 Wells Fargo Bank NA	0.290%	2/4/16	495,000	495,000
				10,666,000
Eurodollar Certificates of Deposit (2.2%)
Commonwealth Bank of Australia	0.210%	4/10/15	165,000	165,000
4 National Australia Bank Ltd.	0.240%	3/4/15	500,000	500,000
4 National Australia Bank Ltd.	0.242%	3/11/15	630,000	630,000
4 National Australia Bank Ltd.	0.231%	4/9/15	840,000	840,000
4 National Australia Bank Ltd.	0.233%	4/21/15	200,000	200,000
4 National Australia Bank Ltd.	0.233%	4/22/15	535,000	535,000
				2,870,000
Yankee Certificates of Deposit (22.5%)
4 Australia & New Zealand Banking Group, Ltd.
(New York Branch)	0.236%	3/9/15	50,000	50,000
Bank of Montreal (Chicago Branch)	0.170%	3/10/15	750,000	750,000
Bank of Montreal (Chicago Branch)	0.200%	5/5/15	500,000	500,000
Bank of Montreal (Chicago Branch)	0.180%	5/11/15	600,000	600,000
Bank of Nova Scotia (Houston Branch)	0.230%	3/11/15	860,000	860,000
Bank of Nova Scotia (Houston Branch)	0.210%	4/20/15	380,000	380,000
4 Bank of Nova Scotia (Houston Branch)	0.231%	6/1/15	600,000	600,000
4 Bank of Nova Scotia (Houston Branch)	0.231%	6/8/15	1,013,500	1,013,500
Bank of Nova Scotia (Houston Branch)	0.260%	7/1/15	30,000	30,000

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
4 Bank of Nova Scotia (Houston Branch)	0.243%	9/17/15	415,000	415,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.250%	4/27/15	750,000	750,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.250%	5/1/15	800,000	800,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.250%	5/5/15	990,000	990,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
(New York Branch)	0.270%	5/26/15	750,000	750,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.160%	3/9/15	396,000	396,000
4 Canadian Imperial Bank of Commerce
(New York Branch)	0.232%	4/13/15	400,000	400,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.190%	5/4/15	186,000	186,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.150%	5/20/15	200,000	200,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.200%	5/20/15	100,000	100,001
Canadian Imperial Bank of Commerce
(New York Branch)	0.180%	5/21/15	250,000	250,000
Canadian Imperial Bank of Commerce
(New York Branch)	0.180%	5/22/15	100,000	100,000
4 Commonwealth Bank of Australia
(New York Branch)	0.272%	2/24/16	72,500	72,500
DNB Bank ASA (New York Branch)	0.200%	3/20/15	200,000	200,000
DNB Bank ASA (New York Branch)	0.190%	3/23/15	200,000	199,999
DNB Bank ASA (New York Branch)	0.200%	5/1/15	225,000	225,000
Nordea Bank Finland plc (New York Branch)	0.220%	3/23/15	1,000,000	999,997
Nordea Bank Finland plc (New York Branch)	0.215%	5/1/15	455,000	454,996
Nordea Bank Finland plc (New York Branch)	0.240%	5/26/15	765,000	764,991
Rabobank Nederland (New York Branch)	0.180%	3/16/15	680,000	680,000
Rabobank Nederland (New York Branch)	0.215%	3/23/15	95,000	95,000
4 Rabobank Nederland (New York Branch)	0.216%	4/2/15	750,000	750,000
4 Rabobank Nederland (New York Branch)	0.216%	4/9/15	750,000	750,000
4 Rabobank Nederland (New York Branch)	0.221%	5/8/15	472,000	471,996
Rabobank Nederland (New York Branch)	0.220%	5/21/15	518,000	518,000
Rabobank Nederland (New York Branch)	0.220%	5/29/15	300,000	300,000
4 Royal Bank of Canada (New York Branch)	0.250%	3/4/15	497,000	497,000
4 Royal Bank of Canada (New York Branch)	0.251%	3/24/15	300,000	300,000
4 Royal Bank of Canada (New York Branch)	0.212%	4/27/15	380,000	380,000
4 Royal Bank of Canada (New York Branch)	0.226%	6/3/15	1,340,000	1,340,000
4 Royal Bank of Canada (New York Branch)	0.243%	9/18/15	541,250	541,250
Skandinaviska Enskilda Banken
(New York Branch)	0.180%	4/8/15	1,000,000	999,995
Skandinaviska Enskilda Banken
(New York Branch)	0.180%	4/9/15	500,000	499,997
Svenska HandelsBanken (New York Branch)	0.170%	3/2/15	835,000	835,000
Svenska HandelsBanken (New York Branch)	0.220%	3/12/15	650,000	650,000
Svenska HandelsBanken (New York Branch)	0.220%	3/19/15	485,000	485,000
Svenska HandelsBanken (New York Branch)	0.190%	4/2/15	200,000	200,000
Svenska HandelsBanken (New York Branch)	0.200%	4/6/15	188,000	188,000
Svenska HandelsBanken (New York Branch)	0.195%	4/8/15	495,000	495,000
Svenska HandelsBanken (New York Branch)	0.195%	4/9/15	300,000	300,000
Svenska HandelsBanken (New York Branch)	0.230%	5/21/15	198,000	198,000
4 Swedbank AB (New York Branch)	0.233%	4/15/15	1,200,000	1,200,000

17

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
	Toronto Dominion Bank (New York Branch)	0.210%	4/2/15	76,000	76,000
	Toronto Dominion Bank (New York Branch)	0.180%	4/6/15	930,000	930,000
	Toronto Dominion Bank (New York Branch)	0.215%	4/29/15	200,000	200,000
	Toronto Dominion Bank (New York Branch)	0.215%	5/1/15	320,000	320,000
4	Toronto Dominion Bank (New York Branch)	0.233%	5/18/15	400,000	400,000
	Toronto Dominion Bank (New York Branch)	0.200%	5/19/15	225,000	225,000
4	Toronto Dominion Bank (New York Branch)	0.244%	6/8/15	296,000	296,000
4	Toronto Dominion Bank (New York Branch)	0.243%	6/17/15	205,000	205,000
4	Toronto Dominion Bank (New York Branch)	0.241%	9/3/15	650,000	650,000
4	Toronto Dominion Bank (New York Branch)	0.263%	9/17/15	36,500	36,504
4	Toronto Dominion Bank (New York Branch)	0.244%	9/21/15	600,000	600,000
4	Westpac Banking Corp. (New York Branch)	0.243%	7/16/15	200,000	199,996
					29,850,722
Total Certificates of Deposit (Cost $43,386,722)					43,386,722
Other Notes (1.3%)
	Bank of America NA	0.200%	4/1/15	148,000	148,000
	Bank of America NA	0.200%	4/6/15	297,000	297,000
	Bank of America NA	0.220%	5/11/15	181,000	181,000
	Bank of America NA	0.230%	6/3/15	297,000	297,000
4	US Bank National Assn.	0.209%	5/4/15	758,000	758,000
Total Other Notes (Cost $1,681,000)					1,681,000
Repurchase Agreements (3.2%)
	Bank of Nova Scotia
	(Dated 2/27/15, Repurchase Value
	$143,001,000, collateralized by
	U.S. Treasury Note/Bond 1.625%,
	7/31/19, with a value of $145,860,000)	0.060%	3/2/15	143,000	143,000
	Federal Reserve Bank of New York
	(Dated 2/27/15, Repurchase Value
	$2,814,012,000, collateralized by
	U.S. Treasury Note/Bond 1.625%–
	2.125%, 8/15/21–11/15/22, with a
	value of $2,814,012,000)	0.050%	3/2/15	2,814,000	2,814,000
	Federal Reserve Bank of New York
	(Dated 2/27/15, Repurchase Value
	$1,336,016,000, collateralized by
	U.S. Treasury Note/Bond 1.625%–
	4.625%, 2/28/18–2/15/40, with a
	value of $1,336,009,000)	0.060%	3/5/15	1,336,000	1,336,000
Total Repurchase Agreements (Cost $4,293,000)					4,293,000
Corporate Bonds (1.0%)
Finance (0.0%)
[4,6]	Commonwealth Bank of Australia	1.043%	9/18/15	56,550	56,796

Industrial (1.0%)
4	Toyota Motor Credit Corp.	0.388%	3/10/15	24,635	24,636
4	Toyota Motor Credit Corp.	0.393%	9/18/15	8,520	8,526
4	Toyota Motor Credit Corp.	0.253%	10/29/15	266,000	266,000
4	Toyota Motor Credit Corp.	0.238%	6/10/15	596,000	596,000
4	Toyota Motor Credit Corp.	0.261%	8/26/15	385,000	385,000
					1,280,162
Total Corporate Bonds (Cost $1,336,958)					1,336,958

18

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
Domestic Banks (0.2%)
4	Province of Ontario	0.405%	4/1/15	176,000	176,028
	Province of Ontario	2.700%	6/16/15	49,500	49,867
Total Sovereign Bonds (Cost $225,895)					225,895
Taxable Municipal Bonds (0.3%)
[6,7]	BlackRock Municipal Bond Trust TOB VRDO	0.130%	3/2/15	18,105	18,105
[6,7]	BlackRock Municipal Income Investment
	Quality Trust TOB VRDO	0.130%	3/2/15	9,660	9,660
[6,7]	BlackRock Municipal Income Trust
	TOB VRDO	0.130%	3/2/15	207,000	207,000
[6,7]	BlackRock MuniHoldings Fund II, Inc.
	TOB VRDO	0.130%	3/2/15	40,385	40,385
[6,7]	BlackRock MuniHoldings Fund, Inc.
	TOB VRDO	0.130%	3/2/15	19,165	19,165
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.130%	3/2/15	38,905	38,905
[6,7]	BlackRock MuniHoldings Quality Fund II, Inc.
	TOB VRDO	0.130%	3/2/15	100,000	100,000
[6,7]	BlackRock MuniYield Investment Quality Fund
	TOB VRDO	0.130%	3/2/15	12,910	12,910
[6,7]	BlackRock Strategic Municipal Trust
	TOB VRDO	0.130%	3/2/15	9,820	9,820
[6,7]	Los Angeles CA Department of Water
	& Power Revenue TOB VRDO	0.180%	3/6/15	13,000	13,000
6	Massachusetts Transportation Fund
	Revenue TOB VRDO	0.180%	3/6/15	13,100	13,100
6	Seattle WA Municipal Light & Power
	Revenue TOB VRDO	0.180%	3/6/15	6,400	6,400
Total Taxable Municipal Bonds (Cost $488,450)					488,450
Total Investments (98.5%) (Cost $130,459,848)					130,459,848
Other Assets and Liabilities (1.5%)
Other Assets					2,255,993
Liabilities					(290,662)
					1,965,331
Net Assets (100%)					132,425,179

19

Prime Money Market Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	132,422,910
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Gains	2,270
Net Assets	132,425,179

Investor Shares—Net Assets
Applicable to 102,513,325,743 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	102,524,665
Net Asset Value Per Share—Investor Shares	$1.00

Institutional Shares—Net Assets
Applicable to 29,899,020,360 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,900,514
Net Asset Value Per Share—Institutional Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At February 28, 2015, the aggregate value of these securities was $25,026,687,000, representing 18.9% of net assets.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2015, the aggregate value of these securities was $2,120,762,000, representing 1.6% of net assets.
7 Scheduled principal and interest payments are guaranteed by bank letter of credit.
TOB—Tender Obligation Bond.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Prime Money Market Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Interest[1]	100,632
Total Income	100,632
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,714
Management and Administrative—Investor Shares	66,862
Management and Administrative—Institutional Shares	10,528
Marketing and Distribution—Investor Shares	12,090
Marketing and Distribution—Institutional Shares	3,434
Custodian Fees	716
Shareholders’ Reports—Investor Shares	260
Shareholders’ Reports—Institutional Shares	92
Trustees’ Fees and Expenses	62
Total Expenses	95,758
Expense Reduction—Note B	(8,126)
Net Expenses	87,632
Net Investment Income	13,000
Realized Net Gain (Loss) on Investment Securities Sold	844
Net Increase (Decrease) in Net Assets Resulting from Operations	13,844
1 Interest income from an affiliated company of the fund was $217,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Prime Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,000	25,597
Realized Net Gain (Loss)	844	1,258
Net Increase (Decrease) in Net Assets Resulting from Operations	13,844	26,855
Distributions
Net Investment Income
Investor Shares	(5,098)	(10,239)
Institutional Shares	(7,903)	(15,358)
Realized Capital Gain[1]
Investor Shares	—	(8,860)
Institutional Shares	—	(2,363)
Total Distributions	(13,001)	(36,820)
Capital Share Transactions (at $1.00 per share)
Investor Shares	613,548	(241,205)
Institutional Shares	1,201,271	1,686,487
Net Increase (Decrease) from Capital Share Transactions	1,814,819	1,445,282
Total Increase (Decrease)	1,815,662	1,435,317
Net Assets
Beginning of Period	130,609,517	129,174,200
End of Period	132,425,179	130,609,517
1 Includes fiscal 2014 short-term gain distributions totaling $11,223,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	Februrary 28,	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.00005	.0001	.0002	.0004	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.00005	.0001	.0002	.0004	.001	.001
Distributions
Dividends from Net Investment Income	(.00005)	(.0001)	(.0002)	(.0004)	(.001)	(.001)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—	—
Total Distributions	(.00005)	(.0001)	(.0002)	(.0004)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.00%	0.02%	0.02%	0.04%	0.06%	0.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102,525	$101,910	$102,160	$90,212	$92,404	$88,684
Ratio of Total Expenses to
Average Net Assets	0.14%[3]	0.14%[3]	0.16%[3]	0.16%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.04%	0.06%	0.08%

The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2015, 0.16% for 2014, and 0.17% for 2013.
See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Prime Money Market Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	Februrary 28,	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0003	.001	.001	.001	.002	.002
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.0003	.001	.001	.001	.002	.002
Distributions
Dividends from Net Investment Income	(.0003)	(.001)	(.001)	(.001)	(.002)	(.002)
Distributions from Realized Capital Gains	—	(.000)[1]	—	—	—	—
Total Distributions	(.0003)	(.001)	(.001)	(.001)	(.002)	(.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.03%	0.06%	0.07%	0.11%	0.17%	0.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,901	$28,699	$27,015	$24,543	$21,739	$19,107
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.05%	0.05%	0.07%	0.11%	0.17%	0.22%
The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.001 per share.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board

25

Prime Money Market Fund

of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $12,395,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.96% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended February 28, 2015, Vanguard’s expenses were reduced by $8,126,000 (an effective annual rate of 0.02% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

26

Prime Money Market Fund

D. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	68,684,878	68,684,877	130,693,911	130,693,911
Issued in Lieu of Cash Distributions	4,975	4,975	18,799	18,799
Redeemed	(68,076,305)	(68,076,305)	(130,953,915)	(130,953,915)
Net Increase (Decrease)—Investor Shares	613,548	613,547	(241,205)	(241,205)
Institutional Shares
Issued	10,241,955	10,241,955	17,139,226	17,139,226
Issued in Lieu of Cash Distributions	7,719	7,719	17,388	17,388
Redeemed	(9,048,403)	(9,048,403)	(15,470,127)	(15,470,127)
Net Increase (Decrease)—Institutional Shares	1,201,271	1,201,271	1,686,487	1,686,487

E. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

27

Federal Money Market Fund

Fund Profile
As of February 28, 2015

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	49 days

Sector Diversification (% of portfolio)
Repurchase Agreements	5.1%
U.S. Government Obligations	93.0
U.S. Treasury Bills	1.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratio was 0.09%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.11%.

28

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2004, Through February 28, 2015
		US Gov’t Money
		Market Funds
		Average
Fiscal Year	Total Returns	Total Returns
2005	2.26%	1.73%
2006	4.31	3.78
2007	5.17	4.58
2008	3.46	2.71
2009	1.06	0.43
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.00	0.00

7-day SEC yield (2/28/2015): 0.01%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	0.01%	0.01%	1.57%

See Financial Highlights for dividend information.

29

Federal Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (94.6%)
2	Fannie Mae Discount Notes	0.070%–0.110%	3/2/15	54,409	54,409
2	Fannie Mae Discount Notes	0.070%–0.100%	3/3/15	14,600	14,600
2	Fannie Mae Discount Notes	0.090%–0.100%	3/4/15	20,902	20,902
2	Fannie Mae Discount Notes	0.080%–0.090%	3/11/15	13,832	13,832
2	Fannie Mae Discount Notes	0.070%–0.160%	3/16/15	52,964	52,961
2	Fannie Mae Discount Notes	0.075%–0.110%	3/18/15	18,390	18,389
2	Fannie Mae Discount Notes	0.080%–0.090%	3/25/15	11,327	11,326
2	Fannie Mae Discount Notes	0.090%–0.120%	4/1/15	2,037	2,037
2	Fannie Mae Discount Notes	0.070%–0.100%	4/6/15	27,930	27,928
2	Fannie Mae Discount Notes	0.090%–0.100%	4/8/15	6,485	6,484
2	Fannie Mae Discount Notes	0.110%	4/13/15	6,610	6,609
2	Fannie Mae Discount Notes	0.150%–0.180%	4/15/15	9,300	9,298
2	Fannie Mae Discount Notes	0.070%	4/27/15	10,300	10,299
2	Fannie Mae Discount Notes	0.070%–0.180%	5/1/15	7,521	7,520
2	Fannie Mae Discount Notes	0.140%	5/4/15	21,500	21,495
2	Fannie Mae Discount Notes	0.130%	5/6/15	40,000	39,990
2	Fannie Mae Discount Notes	0.150%	5/18/15	5,400	5,398
2	Fannie Mae Discount Notes	0.070%	5/20/15	3,200	3,199
2	Fannie Mae Discount Notes	0.055%	5/29/15	65,520	65,511
2	Fannie Mae Discount Notes	0.070%–0.150%	6/1/15	76,375	76,348
2	Fannie Mae Discount Notes	0.160%	6/2/15	3,200	3,199
2	Fannie Mae Discount Notes	0.180%	6/17/15	6,000	5,997
2	Fannie Mae Discount Notes	0.180%	9/1/15	25,000	24,977
3	Federal Home Loan Bank Discount Notes	0.090%–0.110%	3/3/15	2,796	2,796
3	Federal Home Loan Bank Discount Notes	0.090%–0.120%	3/4/15	17,179	17,179
3	Federal Home Loan Bank Discount Notes	0.080%–0.110%	3/6/15	37,660	37,659
3	Federal Home Loan Bank Discount Notes	0.090%–0.118%	3/11/15	46,500	46,498
3	Federal Home Loan Bank Discount Notes	0.090%	3/13/15	14,924	14,924
3	Federal Home Loan Bank Discount Notes	0.080%–0.134%	3/18/15	44,798	44,796
3	Federal Home Loan Bank Discount Notes	0.100%–0.170%	3/20/15	36,900	36,897
3	Federal Home Loan Bank Discount Notes	0.090%–0.110%	3/25/15	13,081	13,080
3	Federal Home Loan Bank Discount Notes	0.085%	3/27/15	2,100	2,100
3	Federal Home Loan Bank Discount Notes	0.085%	3/30/15	4,300	4,300
3	Federal Home Loan Bank Discount Notes	0.075%–0.140%	4/1/15	1,115	1,115
3	Federal Home Loan Bank Discount Notes	0.108%–0.180%	4/6/15	26,703	26,700

30

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount Notes	0.070%	4/10/15	2,163	2,163
3	Federal Home Loan Bank Discount Notes	0.080%	4/15/15	2,700	2,700
3	Federal Home Loan Bank Discount Notes	0.075%–0.150%	4/17/15	18,330	18,327
3	Federal Home Loan Bank Discount Notes	0.070%	4/20/15	7,700	7,699
3	Federal Home Loan Bank Discount Notes	0.075%	4/27/15	1,600	1,600
3	Federal Home Loan Bank Discount Notes	0.110%–0.140%	5/1/15	35,900	35,892
3	Federal Home Loan Bank Discount Notes	0.075%	5/4/15	3,000	3,000
3	Federal Home Loan Bank Discount Notes	0.125%	5/5/15	20,000	19,995
3	Federal Home Loan Bank Discount Notes	0.070%–0.110%	5/6/15	12,450	12,448
3	Federal Home Loan Bank Discount Notes	0.070%–0.075%	5/8/15	22,145	22,142
3	Federal Home Loan Bank Discount Notes	0.080%	5/13/15	14,745	14,743
3	Federal Home Loan Bank Discount Notes	0.075%–0.078%	5/15/15	68,000	67,989
3	Federal Home Loan Bank Discount Notes	0.077%–0.080%	5/20/15	57,600	57,590
3	Federal Home Loan Bank Discount Notes	0.075%–0.150%	5/22/15	28,500	28,495
3	Federal Home Loan Bank Discount Notes	0.150%	5/27/15	12,000	11,996
3	Federal Home Loan Bank Discount Notes	0.100%	6/1/15	725	725
3	Federal Home Loan Bank Discount Notes	0.151%	7/10/15	20,000	19,989
3	Federal Home Loan Bank Discount Notes	0.149%–0.150%	7/17/15	40,000	39,977
3	Federal Home Loan Bank Discount Notes	0.145%	7/22/15	30,000	29,983
3	Federal Home Loan Bank Discount Notes	0.144%	7/24/15	25,000	24,985
3	Federal Home Loan Bank Discount Notes	0.132%	7/31/15	100,000	99,944
3	Federal Home Loan Bank Discount Notes	0.140%	8/5/15	21,400	21,387
[3,4]	Federal Home Loan Banks	0.132%	3/10/15	2,500	2,500
[2,4]	Federal Home Loan Mortgage Corp.	0.161%	6/26/15	110,000	110,012
[2,4]	Federal Home Loan Mortgage Corp.	0.162%	7/16/15	50,000	50,006
[2,4]	Federal Home Loan Mortgage Corp.	0.163%	7/17/15	103,000	103,012
[2,4]	Federal Home Loan Mortgage Corp.	0.152%	10/16/15	52,710	52,717
[2,4]	Federal Home Loan Mortgage Corp.	0.161%	11/25/15	85,000	85,007
[2,4]	Federal Home Loan Mortgage Corp.	0.169%	7/21/16	50,000	49,993
[2,4]	Federal National Mortgage Assn.	0.141%	8/5/15	30,000	29,997
[2,4]	Federal National Mortgage Assn.	0.164%	10/21/15	69,000	69,014
2	Freddie Mac Discount Notes	0.100%	3/2/15	2,157	2,157
2	Freddie Mac Discount Notes	0.115%	3/3/15	5,000	5,000
2	Freddie Mac Discount Notes	0.100%	3/5/15	381	381
2	Freddie Mac Discount Notes	0.080%–0.100%	3/6/15	50,518	50,517
2	Freddie Mac Discount Notes	0.065%–0.100%	3/9/15	29,478	29,477
2	Freddie Mac Discount Notes	0.080%–0.100%	3/11/15	21,300	21,299
2	Freddie Mac Discount Notes	0.090%	3/12/15	10,000	10,000
2	Freddie Mac Discount Notes	0.079%–0.160%	3/16/15	51,577	51,575
2	Freddie Mac Discount Notes	0.080%–0.110%	3/17/15	93,997	93,993
2	Freddie Mac Discount Notes	0.075%–0.120%	3/19/15	35,060	35,058
2	Freddie Mac Discount Notes	0.100%–0.115%	3/25/15	18,568	18,567
2	Freddie Mac Discount Notes	0.120%	3/27/15	1,128	1,128
2	Freddie Mac Discount Notes	0.100%–0.110%	3/30/15	6,210	6,209
2	Freddie Mac Discount Notes	0.080%–0.140%	4/2/15	13,600	13,599
2	Freddie Mac Discount Notes	0.065%–0.105%	4/6/15	6,540	6,539
2	Freddie Mac Discount Notes	0.130%	4/7/15	5,000	4,999
2	Freddie Mac Discount Notes	0.105%	4/8/15	5,299	5,298
2	Freddie Mac Discount Notes	0.090%–0.105%	4/9/15	11,933	11,932
2	Freddie Mac Discount Notes	0.105%–0.165%	4/10/15	16,560	16,558
2	Freddie Mac Discount Notes	0.070%–0.110%	4/23/15	11,600	11,598
2	Freddie Mac Discount Notes	0.070%	4/27/15	1,459	1,459
2	Freddie Mac Discount Notes	0.070%–0.180%	5/5/15	7,635	7,633
2	Freddie Mac Discount Notes	0.180%	5/6/15	3,400	3,399
2	Freddie Mac Discount Notes	0.070%	5/11/15	2,715	2,715

31

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
2	Freddie Mac Discount Notes	0.140%	5/14/15	1,700	1,700
2	Freddie Mac Discount Notes	0.070%	5/26/15	7,062	7,061
2	Freddie Mac Discount Notes	0.120%	6/16/15	150	150
	United States Treasury Bill	0.070%	5/21/15	20,000	19,997
	United States Treasury Bill	0.135%	7/2/15	35,000	34,984
	United States Treasury Floating Rate Note	0.065%	1/31/16	7,000	6,998
	United States Treasury Floating Rate Note	0.089%	4/30/16	4,000	4,000
	United States Treasury Floating Rate Note	0.073%	10/31/16	50,000	49,957
	United States Treasury Note/Bond	2.500%	3/31/15	31,241	31,304
	United States Treasury Note/Bond	0.250%	3/31/15	30,000	30,004
	United States Treasury Note/Bond	0.375%	4/15/15	45,000	45,016
	United States Treasury Note/Bond	2.500%	4/30/15	90,000	90,359
	United States Treasury Note/Bond	0.125%	4/30/15	11,032	11,033
	United States Treasury Note/Bond	0.250%	5/15/15	15,000	15,005
	United States Treasury Note/Bond	0.250%	5/31/15	85,000	85,034
	United States Treasury Note/Bond	2.125%	5/31/15	1,246	1,252
	United States Treasury Note/Bond	0.375%	6/15/15	1,699	1,700
	United States Treasury Note/Bond	1.875%	6/30/15	35,000	35,207
	United States Treasury Note/Bond	4.250%	8/15/15	10,192	10,384
Total U.S. Government and Agency Obligations (Cost $2,739,014)					2,739,014
Repurchase Agreements (5.1%)
	Bank of Nova Scotia
	(Dated 2/27/15, Repurchase Value
	$3,000,000, collateralized by
	U.S. Treasury Bill 0.000%, 8/6/15;
	with a value of $3,060,000)	0.060%	3/2/15	3,000	3,000
	Federal Reserve Bank of New York
	(Dated 2/27/15, Repurchase Value
	$144,001,000, collateralized by
	U.S. Treasury Note/Bond 1.750%–
	2.125%, 8/15/21–5/15/22; with a
	value of $144,001,000)	0.050%	3/2/15	144,000	144,000
Total Repurchase Agreements (Cost $147,000)					147,000
Total Investments (99.7%) (Cost $2,886,014)					2,886,014
Other Assets and Liabilities (0.3%)
Other Assets					77,696
Liabilities					(68,499)
					9,197
Net Assets (100%)
Applicable to 2,894,672,699 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					2,895,211
Net Asset Value Per Share					$1.00

32

Federal Money Market Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,895,182
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	29
Net Assets	2,895,211

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security.
See accompanying Notes, which are an integral part of the Financial Statements.

33

Federal Money Market Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Interest	1,494
Total Income	1,494
Expenses
The Vanguard Group—Note B
Investment Advisory Services	40
Management and Administrative	1,332
Marketing and Distribution	239
Custodian Fees	18
Shareholders’ Reports	12
Trustees’ Fees and Expenses	2
Total Expenses	1,643
Expense Reduction—Note B	(298)
Net Expenses	1,345
Net Investment Income	149
Realized Net Gain (Loss) on Investment Securities Sold	4
Net Increase (Decrease) in Net Assets Resulting from Operations	153

See accompanying Notes, which are an integral part of the Financial Statements.

34

Federal Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	149	331
Realized Net Gain (Loss)	4	18
Net Increase (Decrease) in Net Assets Resulting from Operations	153	349
Distributions
Net Investment Income	(149)	(331)
Realized Capital Gain[1]	—	(206)
Total Distributions	(149)	(537)
Capital Share Transactions (at $1.00 per share)
Issued	150,678	307,101
Issued in Lieu of Cash Distributions	146	528
Redeemed	(363,989)	(720,738)
Net Increase (Decrease) from Capital Share Transactions	(213,165)	(413,109)
Total Increase (Decrease)	(213,161)	(413,297)
Net Assets
Beginning of Period	3,108,372	3,521,669
End of Period	2,895,211	3,108,372
1 Includes fiscal 2014 short-term gain distributions totaling $206,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Federal Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	Februrary 28,	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.00005	.0001	.0001	.0001	.0002	.0004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.00005	.0001	.0001	.0001	.0002	.0004
Distributions
Dividends from Net Investment Income	(.00005)	(.0001)	(.0001)	(.0001)	(.0002)	(.0004)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—	—
Total Distributions	(.00005)	(.0001)	(.0001)	(.0001)	(.0002)	(.0004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.00%	0.02%	0.01%	0.01%	0.02%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,895	$3,108	$3,522	$4,103	$4,794	$6,048
Ratio of Expenses to
Average Net Assets	0.09%[3]	0.09%[3]	0.13%[3]	0.12%[3]	0.19%[3]	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.02%	0.04%

The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2015, 0.11% for 2014, 0.14% for 2013, 0.16%
for 2012, and 0.20% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

37

Federal Money Market Fund

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $275,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended February 28, 2015, Vanguard’s expenses were reduced by $298,000 (an effective annual rate of 0.02% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

38

Admiral Treasury Money Market Fund

Fund Profile
As of February 28, 2015

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	53 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratio was 0.03%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.09%.

39

Admiral Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Fiscal-Year Total Returns (%): August 31, 2004, Through February 28, 2015
		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2005	2.29%	1.61%
2006	4.22	3.54
2007	5.01	4.34
2008	3.08	2.08
2009	0.70	0.17
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.00	0.00

7-day SEC yield (2/28/2015): 0.01%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Admiral Treasury Money Market
Fund	12/14/1992	0.01%	0.01%	1.47%

See Financial Highlights for dividend information.

40

Admiral Treasury Money Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (99.8%)
United States Treasury Bill	0.028%	3/12/15	878,477	878,469
United States Treasury Bill	0.028%	3/19/15	710,000	709,990
United States Treasury Bill	0.045%–0.055%	3/26/15	664,613	664,588
United States Treasury Bill	0.041%	4/16/15	182,391	182,382
United States Treasury Bill	0.048%	4/23/15	138,000	137,990
United States Treasury Bill	0.028%–0.054%	4/30/15	655,000	654,959
United States Treasury Bill	0.018%	5/7/15	795,000	794,973
United States Treasury Bill	0.026%	5/14/15	929,750	929,700
United States Treasury Bill	0.016%	5/21/15	635,000	634,977
United States Treasury Bill	0.017%–0.018%	5/28/15	740,000	739,970
United States Treasury Bill	0.135%	7/2/15	307,000	306,858
United States Treasury Bill	0.123%	7/9/15	365,000	364,839
United States Treasury Floating Rate Note	0.089%	4/30/16	35,000	34,998
United States Treasury Floating Rate Note	0.090%	7/31/16	150,000	150,000
United States Treasury Floating Rate Note	0.073%	10/31/16	640,000	639,748
United States Treasury Floating Rate Note	0.104%	1/31/17	100,000	99,992
United States Treasury Note/Bond	0.375%	3/15/15	350,000	350,046
United States Treasury Note/Bond	2.500%	3/31/15	370,000	370,747
United States Treasury Note/Bond	0.250%	3/31/15	100,000	100,013
United States Treasury Note/Bond	0.125%	4/30/15	100,955	100,966
United States Treasury Note/Bond	2.500%	4/30/15	95,000	95,384
United States Treasury Note/Bond	4.125%	5/15/15	250,000	252,099
United States Treasury Note/Bond	2.125%	5/31/15	102,000	102,524
United States Treasury Note/Bond	0.375%	6/15/15	550,000	550,471
Total U.S. Government and Agency Obligations (Cost $9,846,683)				9,846,683
Total Investments (99.8%) (Cost $9,846,683)				9,846,683

41

Admiral Treasury Money Market Fund

Market
Value•
($000)
Other Assets and Liabilities (0.2%)
Other Assets	669,538
Liabilities	(654,344)
15,194
Net Assets (100%)
Applicable to 9,858,845,954 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,861,877
Net Asset Value Per Share	$1.00

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	9,846,683
Cash	647,410
Receivables for Investment Securities Sold	3,564
Receivables for Capital Shares Issued	4,180
Other Assets	14,384
Total Assets	10,516,221
Liabilities
Payables for Investment Securities Purchased	649,974
Payables for Capital Shares Redeemed	4,313
Other Liabilities	57
Total Liabilities	654,344
Net Assets	9,861,877

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,861,886
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(9)
Net Assets	9,861,877

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Admiral Treasury Money Market Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Interest	2,103
Total Income	2,103
Expenses
The Vanguard Group—Note B
Investment Advisory Services	134
Management and Administrative	3,606
Marketing and Distribution	697
Custodian Fees	53
Shareholders’ Reports	17
Trustees’ Fees and Expenses	4
Total Expenses	4,511
Expense Reduction—Note B	(2,909)
Net Expenses	1,602
Net Investment Income	501
Realized Net Gain (Loss) on Investment Securities Sold	28
Net Increase (Decrease) in Net Assets Resulting from Operations	529

See accompanying Notes, which are an integral part of the Financial Statements.

43

Admiral Treasury Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	501	1,096
Realized Net Gain (Loss)	28	(54)
Net Increase (Decrease) in Net Assets Resulting from Operations	529	1,042
Distributions
Net Investment Income	(501)	(1,096)
Realized Capital Gain[1]	—	(185)
Total Distributions	(501)	(1,281)
Capital Share Transactions (at $1.00 per share)
Issued	302,541	615,277
Issued in Lieu of Cash Distributions	487	1,248
Redeemed	(805,794)	(1,911,196)
Net Increase (Decrease) from Capital Share Transactions	(502,766)	(1,294,671)
Total Increase (Decrease)	(502,738)	(1,294,910)
Net Assets
Beginning of Period	10,364,615	11,659,525
End of Period	9,861,877	10,364,615
1 Includes fiscal 2014 short-term gain distributions totaling $185,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Admiral Treasury Money Market Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	Februrary 28,	Year Ended August 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.00005	.0001	.0002	.0001	.0002	.0003
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.00005	.0001	.0002	.0001	.0002	.0003
Distributions
Dividends from Net Investment Income	(.00005)	(.0001)	(.0002)	(.0001)	(.0002)	(.0003)
Distributions from Realized Capital Gains	—	(.0000)[1]	—	—	—	—
Total Distributions	(.00005)	(.0001)	(.0002)	(.0001)	(.0002)	(.0003)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.00%	0.01%	0.02%	0.01%	0.02%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,862	$10,365	$11,660	$13,354	$15,314	$18,726
Ratio of Expenses to
Average Net Assets	0.03%[3]	0.05%[3]	0.08%[3]	0.05%[3]	0.11%[3]	0.14%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.02%	0.01%	0.02%	0.03%

The expense ratio and net income ratio for the current period have been annualized.
1 Distribution was less than $.0001 per share.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2015, 0.09% for 2014, 0.09% for 2013, 0.10%
for 2012, and 0.12% for 2011. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Admiral Treasury Money Market Fund

Notes to Financial Statements

Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $934,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s

46

Admiral Treasury Money Market Fund

capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the period ended February 28, 2015, Vanguard’s expenses were reduced by $2,909,000 (an effective annual rate of 0.06% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

48

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,000.05	$0.69
Institutional Shares	1,000.00	1,000.27	0.50
Federal Money Market Fund	$1,000.00	$1,000.05	$0.45
Admiral Treasury Money Market Fund	$1,000.00	$1,000.05	$0.15
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.10	$0.70
Institutional Shares	1,000.00	1,024.30	0.50
Federal Money Market Fund	$1,000.00	$1,024.35	$0.45
Admiral Treasury Money Market Fund	$1,000.00	$1,024.65	$0.15

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.14% for Investor Shares and 0.10% for Institutional Shares; for the Federal Money Market
Fund, 0.09%; and for the Admiral Treasury Money Market Fund, 0.03%. The annualized six-month expense ratios for the Prime Money Market
Fund Investor Shares, the Federal Money Market Fund, and the Admiral Treasury Money Market Fund reflect a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized six-month expense ratios were: for the Prime Money Market Fund Investor Shares, 0.16%; for the Federal Money Market Fund, 0.11%; for the Admiral Treasury Money
Market Fund, 0.09%.

49

Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

50

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major League Baseball.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q302 042015

Semiannual Report | February 28, 2015

Vanguard S&P Mid-Cap 400 Index Funds
Vanguard S&P Mid-Cap 400 Index Fund
Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard S&P Mid-Cap 400 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Mid-Cap 400 Index Fund.	8
S&P Mid-Cap 400 Value Index Fund.	25
S&P Mid-Cap 400 Growth Index Fund.	41
About Your Fund’s Expenses.	56
Glossary.	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	5.49%
ETF Shares
Market Price	5.48
Net Asset Value	5.45
S&P MidCap 400 Index	5.51
Mid-Cap Core Funds Average	4.16
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	3.83%
ETF Shares
Market Price	3.82
Net Asset Value	3.77
S&P MidCap 400 Value Index	3.89
Mid-Cap Value Funds Average	3.32
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	6.99%
ETF Shares
Market Price	7.03
Net Asset Value	6.92
S&P MidCap 400 Growth Index	7.02
Mid-Cap Growth Funds Average	6.62
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Growth stocks were at the forefront of the market’s advance over the six months ended February 28, 2015, as investors seemed encouraged by the domestic economy’s gathering momentum.

In this environment, returns for the Vanguard S&P Mid-Cap 400 Index Funds ranged from about 7% for the Growth Index Fund to nearly 4% for the Value Index Fund. Vanguard S&P Mid-Cap 400 Index Fund, which encompasses both growth and value stocks, fell in between with a return of more than 5%.

Each fund met its objective of closely tracking its target index; each fund also surpassed the average return of its peers.

As we announced earlier, the S&P Mid-Cap 400 Index Fund and 23 other funds in Vanguard’s lineup will begin paying a dividend each quarter rather than once a year. The change, which will take effect in the third quarter of 2015, should align distributions more closely with shareholders’ need for income and help the funds operate more efficiently.

A surge in February powered U.S. stocks for the period

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

2

Overall returns were powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

After some ups and downs, international stocks returned about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Conversely, bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. On a currency-hedged basis, international bonds advanced.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

Mid-capitalization stocks posted mostly solid results

As I mentioned earlier in this letter, growth stocks held the advantage over value for the half year. Experienced investors know that the various categories of equity investments take turns leading the market. One period it might be large-cap growth at the forefront, and the next it might be small-cap value. These unpredictable shifts in market leadership are one of the reasons why Vanguard believes broad diversification is the wisest choice for most investors. Mid-cap stocks can be a component of a well-balanced, long-term portfolio, and the Vanguard S&P Mid-Cap

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.08%	0.15%	1.19%
S&P Mid-Cap 400 Value Index Fund	0.08	0.20	1.29
S&P Mid-Cap 400 Growth Index Fund	0.08	0.20	1.31

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2015, the funds’ annualized expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.08% for
Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.08% for Institutional Shares and 0.19% for ETF
Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

4

400 Index Funds offer a convenient and low-cost way to gain exposure to that part of the market.

Mid-caps straddle the worlds of large-and small-caps; the group is known for its potential to grow earnings faster than large-caps but with less volatility than small-caps. That may sound as if investing in mid-caps would get you the “best of both worlds,” but make no mistake: Mid-caps, like all stocks, are subject to risks that are best managed by diversifying.

Over the half year, the financial sector’s strength was a key to the Vanguard S&P Mid-Cap 400 Index Funds’ solid showing. The sector ended the period as one of the largest for all three funds and was the leading contributor to the Mid-Cap 400 Index and Value Index Funds. A healthy investment climate and the growing economy boosted asset managers, brokerage firms, real estate investment trusts (REITs), insurance firms, diversified financial services companies, and banks.

All three funds also benefited significantly from health care stocks, which were the top contributor for the Growth Index Fund. The industry generally profited as investors anticipated a rise in spending given the aging population and the expanded number of insured under the Affordable Care Act, despite lingering concerns about regulation’s effects on the managed-care industry. Health care providers, especially managed-care companies, flourished. Innovative products and therapies helped medical equipment firms.

Another sector whose results boosted all three funds was information technology. Strong returns for software, semiconductor, and internet companies offset weakness among hardware and electronic equipment firms. Smartphones, other mobile technologies, and cloud computing are evolving and expanding in the United States and overseas, and inventive, well-managed companies that supply and support these industries excelled.

Consumer staples and consumer discretionary stocks also did well as the economy and labor market continued to improve. Both sectors gained from a plunge in oil prices, which freed up money consumers had previously earmarked for the gas pump. Results for the industrial, materials, telecommunication services, and utilities sectors varied somewhat among the three funds; however, these results had a minimal impact on the funds’ overall returns.

Although the oil-price changes helped some segments of the economy, the declines severely buffeted the energy sector. With their profits cut, producers scaled back on projects that are the lifeblood of service firms, drillers, and equipment providers. Companies that refine crude oil into other products held up better, benefiting from lower prices for their primary raw material.

5

Both ETFs and mutual funds offer the chance for long-term success

The popularity of exchange-traded funds (ETFs), most of which seek to track an index, has surged over the past decade. We see this as an indication that our message is taking hold: Broad diversification and low costs are keys to long-term success, and indexing is a great way to implement strategies based on those tenets.

As you probably know, ETFs combine the investment characteristics of mutual funds with the trading characteristics of stocks. As with stocks, ETF prices change throughout the day. In contrast, traditional open-end mutual funds are priced once a day, shortly after the market’s close.

Some say ETFs are more of a trading tool than an investment tool. We don’t think this has to be the case. In fact, we’re seeing much greater use of ETFs as part of long-term plans. Certainly, they are easy to trade. But they are also easy to hold. And, unlike with traditional mutual funds, the investor doing the trading is the one who pays the transaction costs—not the other fund shareholders.

Vanguard ETFs® are simply another share class of our traditional mutual funds. Clients select the share class that best meets their needs. The portfolios are identical. Vanguard research has shown that ETFs and mutual funds perform essentially the same investment function, and that investors can use both to create a low-cost, well-diversified portfolio of stocks and bonds. You can read more in Buying on the FACTS: Investors’ Choices Between ETFs and Mutual Funds, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 20, 2015

6

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	$194.13	$202.12	$2.570	$0.000
ETF Shares	97.19	101.22	1.225	0.000
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$193.66	$197.95	$3.033	$0.000
ETF Shares	96.78	98.97	1.417	0.000
Vanguard S&P Mid-Cap 400 Growth Index
Fund
Institutional Shares	$193.45	$205.11	$1.771	$0.000
ETF Shares	97.18	103.08	0.792	0.000

7

S&P Mid-Cap 400 Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSPMX	IVOO
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.40%	1.37%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Number of Stocks	400	400	3,734
Median Market Cap	$5.1B	$5.1B	$49.0B
Price/Earnings Ratio	23.1x	23.1x	21.4x
Price/Book Ratio	2.5x	2.5x	2.8x
Return on Equity	14.0%	14.0%	17.6%
Earnings Growth
Rate	15.4%	15.4%	13.9%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Skyworks Solutions Inc.	Semiconductors	1.0%
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	0.8
Equinix Inc.	Internet Software &
	Services	0.7
SL Green Realty Corp.	Office REITs	0.7
Henry Schein Inc.	Health Care
	Distributors	0.7
Church & Dwight Co.
Inc.	Household Products	0.7
Advance Auto Parts Inc.	Automotive Retail	0.7
Realty Income Corp.	Retail REITs	0.7
Qorvo Inc.	Semiconductors	0.6
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	0.6
Top Ten		7.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

8

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		MidCap	FA
	Fund	400 Index	Index
Consumer
Discretionary	13.9%	13.9%	13.2%
Consumer Staples	3.7	3.7	8.5
Energy	4.0	4.0	7.4
Financials	23.2	23.2	17.4
Health Care	9.5	9.5	14.3
Industrials	15.6	15.6	11.2
Information
Technology	18.0	18.0	19.3
Materials	7.5	7.5	3.6
Telecommunication
Services	0.1	0.1	2.1
Utilities	4.5	4.5	3.0

9

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/2011[1]	9.72%	13.04%
ETF Shares	9/7/2010
Market Price		9.59	17.92
Net Asset Value		9.64	17.92

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

10

S&P Mid-Cap 400 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (13.9%)
	Hanesbrands Inc.	56,081	7,153
	Advance Auto Parts Inc.	40,981	6,349
	Signet Jewelers Ltd.	45,015	5,396
*	Jarden Corp.	100,447	5,331
	Polaris Industries Inc.	34,296	5,259
	Foot Locker Inc.	79,776	4,481
*	LKQ Corp.	170,139	4,181
	Williams-Sonoma Inc.	48,086	3,869
*	Toll Brothers Inc.	90,906	3,483
	Domino’s Pizza Inc.	30,887	3,136
	Dick’s Sporting Goods Inc.	55,089	2,980
*	NVR Inc.	2,183	2,908
	Service Corp. International	116,597	2,897
	Gentex Corp.	164,403	2,897
	Brunswick Corp.	52,195	2,831
	Carter’s Inc.	29,710	2,637
*	Office Depot Inc.	272,209	2,551
	International Game
	Technology	138,929	2,478
*	Kate Spade & Co.	71,380	2,459
	Graham Holdings Co.
	Class B	2,470	2,436
*	AMC Networks Inc.
	Class A	33,164	2,388
	Cinemark Holdings Inc.	58,406	2,378
*	Panera Bread Co. Class A	14,370	2,320
	Brinker International Inc.	35,647	2,120
	Dana Holding Corp.	95,014	2,076
*	Live Nation
	Entertainment Inc.	81,034	2,074
	Tupperware Brands Corp.	28,253	2,017
*	Tempur Sealy
	International Inc.	34,165	1,965
	CST Brands Inc.	43,562	1,813
*	Murphy USA Inc.	24,112	1,712
	Wendy’s Co.	153,669	1,704
	John Wiley & Sons Inc.
	Class A	26,319	1,702

	Thor Industries Inc.	26,056	1,607
*	Vista Outdoor Inc.	35,826	1,564
	Chico’s FAS Inc.	85,790	1,564
	Sotheby’s	34,445	1,514
*	Apollo Education
	Group Inc.	54,187	1,498
	American Eagle
	Outfitters Inc.	98,197	1,470
*	Cabela’s Inc.	26,719	1,455
*,^	JC Penney Co. Inc.	171,024	1,454
	Time Inc.	61,161	1,449
*	Deckers Outdoor Corp.	19,430	1,442
	Big Lots Inc.	29,987	1,431
	HSN Inc.	18,240	1,232
	Cheesecake Factory Inc.	25,825	1,227
	DeVry Education Group Inc.	32,299	1,181
*	Life Time Fitness Inc.	20,221	1,169
	Meredith Corp.	20,478	1,098
	Aaron’s Inc.	36,192	1,079
	New York Times Co.
	Class A	73,377	1,027
	Abercrombie & Fitch Co.	40,097	992
*	Ascena Retail Group Inc.	73,910	990
*	ANN Inc.	25,689	922
*,^	DreamWorks Animation
	SKG Inc. Class A	40,706	871
	Rent-A-Center Inc.	29,727	820
	KB Home	51,177	714
	Guess? Inc.	35,933	651
	MDC Holdings Inc.	21,957	597
	International Speedway
	Corp. Class A	15,724	488
			131,487
Consumer Staples (3.7%)
	Church & Dwight Co. Inc.	75,104	6,394
	Energizer Holdings Inc.	34,865	4,666
*	WhiteWave Foods Co.
	Class A	97,897	4,009
*	Hain Celestial Group Inc.	56,666	3,543
	Ingredion Inc.	40,351	3,317
*	United Natural Foods Inc.	27,980	2,324

11

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Flowers Foods Inc.	103,611	2,242
*	TreeHouse Foods Inc.	23,742	1,984
*	Post Holdings Inc.	28,813	1,426
*	Boston Beer Co. Inc.
	Class A	4,984	1,334
*	SUPERVALU Inc.	115,740	1,144
	Lancaster Colony Corp.	10,909	997
	Dean Foods Co.	52,724	850
	Tootsie Roll Industries Inc.	11,228	370
			34,600
Energy (4.0%)
	HollyFrontier Corp.	109,896	4,834
*	Dresser-Rand Group Inc.	43,039	3,503
	Oceaneering
	International Inc.	58,965	3,215
	Energen Corp.	41,106	2,657
	World Fuel Services Corp.	40,419	2,213
*	Gulfport Energy Corp.	47,973	2,198
	Western Refining Inc.	40,934	1,928
	Superior Energy
	Services Inc.	85,354	1,910
	SM Energy Co.	37,809	1,835
*	Dril-Quip Inc.	22,143	1,609
	Patterson-UTI Energy Inc.	82,135	1,535
	Rowan Cos. plc Class A	69,859	1,510
*	Oil States International Inc.	29,833	1,297
*	WPX Energy Inc.	114,089	1,230
*	California Resources Corp.	171,324	1,227
	Peabody Energy Corp.	152,302	1,203
	Atwood Oceanics Inc.	33,583	1,041
*	Helix Energy Solutions
	Group Inc.	55,075	850
*	Unit Corp.	25,908	791
	Tidewater Inc.	26,311	742
*	Rosetta Resources Inc.	34,556	613
			37,941
Financials (23.2%)
	SL Green Realty Corp.	54,186	6,878
	Realty Income Corp.	125,020	6,259
	Federal Realty
	Investment Trust	38,252	5,433
	UDR Inc.	143,292	4,577
	Everest Re Group Ltd.	25,404	4,507
*	Alleghany Corp.	9,043	4,273
	Arthur J Gallagher & Co.	90,605	4,258
	New York Community
	Bancorp Inc.	248,530	4,128
	Duke Realty Corp.	191,860	4,098
	Extra Space Storage Inc.	62,050	4,082
	Jones Lang LaSalle Inc.	25,166	4,058
	Raymond James
	Financial Inc.	70,734	4,041
	Alexandria Real Estate
	Equities Inc.	40,431	3,878
	Camden Property Trust	48,511	3,531
	MSCI Inc. Class A	62,903	3,530

*	SVB Financial Group	28,551	3,509
	Kilroy Realty Corp.	47,142	3,487
*	Signature Bank	28,251	3,485
	Reinsurance Group of
	America Inc. Class A	38,572	3,445
	Regency Centers Corp.	52,356	3,436
	East West Bancorp Inc.	80,605	3,220
	SEI Investments Co.	73,245	3,152
	Liberty Property Trust	83,409	3,105
	Omega Healthcare
	Investors Inc.	76,885	3,080
	Mid-America Apartment
	Communities Inc.	42,256	3,062
	HCC Insurance
	Holdings Inc.	54,354	3,037
	National Retail
	Properties Inc.	74,057	2,980
	Senior Housing
	Properties Trust	129,646	2,898
	WR Berkley Corp.	57,010	2,845
	CBOE Holdings Inc.	47,392	2,845
	Eaton Vance Corp.	66,406	2,796
	Lamar Advertising Co.
	Class A	45,014	2,615
	American Financial
	Group Inc.	41,449	2,611
	Corrections Corp.
	of America	65,406	2,609
	Hospitality Properties Trust	84,173	2,593
	Taubman Centers Inc.	35,558	2,572
	PacWest Bancorp	54,367	2,492
	BioMed Realty Trust Inc.	110,873	2,466
	LaSalle Hotel Properties	62,706	2,441
	American Campus
	Communities Inc.	59,029	2,436
	City National Corp.	26,927	2,433
	Highwoods Properties Inc.	51,255	2,338
	Waddell & Reed Financial
	Inc. Class A	46,955	2,322
	Weingarten Realty
	Investors	63,093	2,285
	SLM Corp.	237,338	2,248
	RenaissanceRe
	Holdings Ltd.	21,610	2,216
	Home Properties Inc.	32,176	2,148
	Synovus Financial Corp.	76,599	2,144
	Brown & Brown Inc.	66,119	2,125
	First American
	Financial Corp.	60,161	2,107
	Cullen/Frost Bankers Inc.	30,770	2,086
	Old Republic
	International Corp.	136,086	2,063
*	Stifel Financial Corp.	37,026	2,028
	Umpqua Holdings Corp.	121,859	2,016
	Rayonier Inc.	71,079	1,948
	Commerce Bancshares Inc.	46,448	1,929

12

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Tanger Factory Outlet
	Centers Inc.	53,789	1,907
	First Horizon National Corp.	131,952	1,886
*	WP GLIMCHER Inc.	103,291	1,790
	First Niagara Financial
	Group Inc.	198,535	1,759
	Federated Investors Inc.
	Class B	53,390	1,758
	Webster Financial Corp.	50,622	1,748
	Prosperity Bancshares Inc.	33,657	1,741
	Hanover Insurance
	Group Inc.	24,698	1,735
	FirstMerit Corp.	92,777	1,684
	Aspen Insurance
	Holdings Ltd.	34,910	1,601
	Associated Banc-Corp	85,257	1,589
	Primerica Inc.	29,809	1,572
	StanCorp Financial
	Group Inc.	23,583	1,560
	Corporate Office
	Properties Trust	51,902	1,526
	Bank of Hawaii Corp.	24,614	1,483
	TCF Financial Corp.	93,812	1,472
	Janus Capital Group Inc.	82,430	1,358
	Hancock Holding Co.	45,762	1,339
	Fulton Financial Corp.	103,942	1,258
	Valley National Bancorp	123,544	1,186
*	Urban Edge Properties	48,980	1,173
	Washington Federal Inc.	55,157	1,165
	Equity One Inc.	43,076	1,154
	Mercury General Corp.	20,408	1,113
	BancorpSouth Inc.	47,989	1,074
	Cathay General Bancorp	41,593	1,074
	Kemper Corp.	28,076	1,033
	Alexander & Baldwin Inc.	25,444	1,029
	Potlatch Corp.	22,812	911
	Mack-Cali Realty Corp.	46,966	883
	Trustmark Corp.	37,897	874
	International
	Bancshares Corp.	32,561	806
			219,425
Health Care (9.4%)
*	Henry Schein Inc.	47,280	6,622
*	Salix Pharmaceuticals Ltd.	35,777	5,624
	ResMed Inc.	78,290	5,039
*	Mettler-Toledo
	International Inc.	16,028	5,036
	Cooper Cos. Inc.	27,109	4,445
*	Hologic Inc.	136,120	4,408
	Omnicare Inc.	54,958	4,217
*	IDEXX Laboratories Inc.	26,772	4,199
*	United Therapeutics Corp.	26,675	4,136
*	Centene Corp.	65,883	4,049
*	MEDNAX Inc.	56,381	4,030
*	Community Health
	Systems Inc.	65,293	3,168

	Teleflex Inc.	23,256	2,830
*	Sirona Dental Systems Inc.	31,093	2,824
*	VCA Inc.	47,241	2,517
*	Health Net Inc.	43,756	2,509
*	Align Technology Inc.	40,579	2,327
*	Akorn Inc.	41,732	2,246
*	WellCare Health Plans Inc.	24,627	2,236
	STERIS Corp.	33,328	2,150
	Bio-Techne Corp.	20,796	2,028
*	Charles River Laboratories
	International Inc.	26,319	2,018
*	LifePoint Hospitals Inc.	25,395	1,827
	Hill-Rom Holdings Inc.	32,267	1,546
*	Bio-Rad Laboratories Inc.
	Class A	11,536	1,467
	Owens & Minor Inc.	35,391	1,262
*	Thoratec Corp.	30,858	1,257
*	Halyard Health Inc.	26,144	1,204
*	Allscripts Healthcare
	Solutions Inc.	95,196	1,143
*	HMS Holdings Corp.	49,326	865
			89,229
Industrials (15.5%)
	Towers Watson & Co.
	Class A	39,265	5,163
	Wabtec Corp.	54,043	5,128
	Alaska Air Group Inc.	73,866	4,702
	JB Hunt Transport
	Services Inc.	51,964	4,443
	Fortune Brands Home
	& Security Inc.	88,582	4,103
	Acuity Brands Inc.	24,351	3,859
	Huntington Ingalls
	Industries Inc.	27,114	3,832
*	B/E Aerospace Inc.	59,128	3,757
	ManpowerGroup Inc.	44,436	3,575
	Hubbell Inc. Class B	30,501	3,471
	IDEX Corp.	44,581	3,444
	Carlisle Cos. Inc.	36,029	3,353
	Waste Connections Inc.	69,693	3,274
	Lincoln Electric Holdings Inc.	43,618	3,011
*	Old Dominion Freight
	Line Inc.	38,223	2,986
*	Genesee & Wyoming Inc.
	Class A	28,743	2,964
	Trinity Industries Inc.	87,396	2,938
	AO Smith Corp.	42,239	2,662
	Donaldson Co. Inc.	71,707	2,656
*	AECOM	86,380	2,597
	Exelis Inc.	104,868	2,538
	Nordson Corp.	32,952	2,535
	Graco Inc.	33,395	2,531
*	JetBlue Airways Corp.	146,551	2,519
*	Kirby Corp.	32,042	2,470
	Lennox International Inc.	23,076	2,406
*	Copart Inc.	63,850	2,389

13

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	AGCO Corp.	47,003	2,338
*	Orbital ATK Inc.	33,242	2,203
	Oshkosh Corp.	44,760	2,184
	RR Donnelley & Sons Co.	112,068	2,137
*	Esterline Technologies Corp.	17,915	2,111
	ITT Corp.	51,377	2,110
*	Teledyne Technologies Inc.	20,529	2,070
	MSC Industrial Direct
	Co. Inc. Class A	28,334	2,068
	SPX Corp.	23,037	2,053
	Regal-Beloit Corp.	25,067	1,954
	Crane Co.	27,791	1,857
	Deluxe Corp.	27,862	1,854
	CLARCOR Inc.	28,116	1,850
	Watsco Inc.	15,310	1,795
	Timken Co.	41,787	1,775
	Landstar System Inc.	25,095	1,762
	Valmont Industries Inc.	13,803	1,721
*	Clean Harbors Inc.	30,603	1,704
	Triumph Group Inc.	28,488	1,703
	Terex Corp.	60,809	1,667
	Woodward Inc.	32,745	1,590
	Kennametal Inc.	44,376	1,553
	GATX Corp.	24,796	1,544
	Corporate Executive
	Board Co.	18,872	1,476
	Con-way Inc.	32,493	1,435
	KBR Inc.	81,387	1,326
*,^	NOW Inc.	60,061	1,276
	HNI Corp.	24,907	1,270
	Rollins Inc.	35,926	1,205
*	KLX Inc.	29,580	1,182
	Herman Miller Inc.	33,379	1,034
	MSA Safety Inc.	17,673	894
*	FTI Consulting Inc.	23,024	849
	Werner Enterprises Inc.	25,042	803
	Harsco Corp.	45,417	749
	Granite Construction Inc.	20,246	671
			147,079
Information Technology (17.9%)
	Skyworks Solutions Inc.	107,032	9,392
*	Equinix Inc.	30,767	6,897
*	Qorvo Inc.	81,914	5,685
*	ANSYS Inc.	51,602	4,436
	CDK Global Inc.	90,188	4,223
*	Gartner Inc.	49,425	4,108
*	Synopsys Inc.	87,492	4,060
*	Trimble Navigation Ltd.	145,425	3,801
	Broadridge Financial
	Solutions Inc.	67,387	3,587
*	Keysight Technologies Inc.	94,050	3,531
	Avnet Inc.	76,951	3,525
	Global Payments Inc.	37,978	3,489
	FactSet Research
	Systems Inc.	21,800	3,391
*	Arrow Electronics Inc.	54,413	3,371

*	Rackspace Hosting Inc.	66,902	3,323
*	SunEdison Inc.	141,499	3,133
*	Cadence Design
	Systems Inc.	164,367	3,017
	Jack Henry
	& Associates Inc.	45,918	3,008
*	NCR Corp.	94,561	2,781
*	Ultimate Software
	Group Inc.	15,932	2,623
*	Informatica Corp.	61,024	2,621
*	Fortinet Inc.	77,762	2,614
*	Zebra Technologies Corp.	28,595	2,604
*	Cree Inc.	62,687	2,461
	Jabil Circuit Inc.	108,601	2,386
	Teradyne Inc.	121,575	2,349
*	WEX Inc.	21,744	2,326
*	PTC Inc.	65,058	2,255
*	VeriFone Systems Inc.	63,409	2,231
*	Tyler Technologies Inc.	18,528	2,212
*	Cognex Corp.	48,822	2,182
*	ARRIS Group Inc.	73,896	2,171
*	Ingram Micro Inc.	87,567	2,164
	Solera Holdings Inc.	38,267	2,133
	Belden Inc.	24,015	2,132
*	Atmel Corp.	234,093	1,952
*	IPG Photonics Corp.	19,904	1,909
*	SolarWinds Inc.	36,910	1,872
	FEI Co.	23,306	1,841
*	Riverbed Technology Inc.	87,005	1,822
*	JDS Uniphase Corp.	130,053	1,791
*,^	3D Systems Corp.	58,639	1,787
*	AOL Inc.	43,688	1,771
	National Instruments Corp.	56,537	1,761
	DST Systems Inc.	16,438	1,747
*	Integrated Device
	Technology Inc.	83,383	1,721
*	CoreLogic Inc.	50,337	1,678
	Leidos Holdings Inc.	34,901	1,571
	Fair Isaac Corp.	18,011	1,533
	Lexmark International Inc.
	Class A	34,665	1,479
*	Rovi Corp.	53,147	1,322
	Diebold Inc.	36,259	1,294
	Mentor Graphics Corp.	54,888	1,288
*	ACI Worldwide Inc.	64,482	1,280
*	Tech Data Corp.	21,463	1,277
	Convergys Corp.	56,372	1,260
*	Ciena Corp.	59,867	1,252
	Science Applications
	International Corp.	22,689	1,241
^	Cypress Semiconductor
	Corp.	83,333	1,229
	Plantronics Inc.	24,115	1,216
*	CommVault Systems Inc.	24,170	1,167
*	Fairchild Semiconductor
	International Inc. Class A	66,728	1,164

14

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Intersil Corp. Class A	72,671	1,133
*	Silicon Laboratories Inc.	22,144	1,121
	InterDigital Inc.	20,854	1,103
	Advent Software Inc.	24,948	1,102
*	Advanced Micro
	Devices Inc.	352,384	1,096
	Vishay Intertechnology Inc.	76,216	1,085
*	Semtech Corp.	37,505	1,085
*	Polycom Inc.	76,681	1,060
*	Knowles Corp.	47,789	915
*	Acxiom Corp.	43,277	865
*	NeuStar Inc. Class A	30,843	818
*	Itron Inc.	21,952	801
			169,631
Materials (7.5%)
	Rock-Tenn Co. Class A	78,629	5,397
	Packaging Corp. of America	55,238	4,577
	Ashland Inc.	35,832	4,573
	RPM International Inc.	74,944	3,788
	Valspar Corp.	42,802	3,709
	Albemarle Corp.	63,143	3,572
	NewMarket Corp.	5,981	2,818
	Bemis Co. Inc.	56,087	2,737
	Sonoco Products Co.	56,861	2,663
	Royal Gold Inc.	36,610	2,640
	Reliance Steel
	& Aluminum Co.	43,844	2,499
	Steel Dynamics Inc.	135,002	2,460
	AptarGroup Inc.	36,349	2,394
	Eagle Materials Inc.	28,191	2,213
	Cytec Industries Inc.	40,425	2,123
	PolyOne Corp.	50,991	2,026
	United States Steel Corp.	81,598	1,954
	Sensient Technologies Corp.	27,014	1,718
	Compass Minerals
	International Inc.	18,841	1,708
	Domtar Corp.	36,165	1,635
	Scotts Miracle-Gro Co.
	Class A	24,907	1,632
	Cabot Corp.	35,927	1,621
	Minerals Technologies Inc.	19,358	1,418
	Silgan Holdings Inc.	24,466	1,405
*	Louisiana-Pacific Corp.	79,782	1,343
	Carpenter Technology Corp.	29,869	1,265
	Olin Corp.	43,928	1,232
	Commercial Metals Co.	66,388	999
	Greif Inc. Class A	19,049	838
	Worthington Industries Inc.	28,440	768
	TimkenSteel Corp.	21,550	648
	Cliffs Natural Resources Inc.	86,131	589
			70,962
Telecommunication Services (0.2%)
	Telephone & Data
	Systems Inc.	55,086	1,401

Utilities (4.5%)
Alliant Energy Corp.	62,287	3,961
OGE Energy Corp.	111,913	3,638
UGI Corp.	96,816	3,291
National Fuel Gas Co.	47,274	3,045
Atmos Energy Corp.	56,372	2,990
Westar Energy Inc.
Class A	73,412	2,852
Aqua America Inc.	99,188	2,623
MDU Resources Group Inc.	109,003	2,431
Questar Corp.	98,418	2,301
Great Plains Energy Inc.	86,359	2,298
Vectren Corp.	46,294	2,067
Hawaiian Electric
Industries Inc.	57,527	1,901
Cleco Corp.	33,867	1,843
IDACORP Inc.	28,198	1,766
WGL Holdings Inc.	27,887	1,488
PNM Resources Inc.	44,690	1,276
Black Hills Corp.	25,086	1,275
ONE Gas Inc.	29,206	1,215
		42,261
Total Common Stocks
(Cost $787,515)		944,016
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.134%	2,666,872	2,667

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.181%, 6/22/15	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.133%, 7/31/15	200	199
		299
Total Temporary Cash Investments
(Cost $2,967)		2,966
Total Investments (100.1%)
(Cost $790,482)		946,982
Other Assets and Liabilities (-0.1%)
Other Assets		2,795
Liabilities[3]		(3,296)
		(501)
Net Assets (100%)		946,481

15

S&P Mid-Cap 400 Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	794,020
Undistributed Net Investment Income	881
Accumulated Net Realized Losses	(4,974)
Unrealized Appreciation (Depreciation)
Investment Securities	156,500
Futures Contracts	54
Net Assets	946,481

Institutional Shares—Net Assets
Applicable to 2,804,781 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	566,909
Net Asset Value Per Share—
Institutional Shares	$202.12

ETF Shares—Net Assets
Applicable to 3,750,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	379,572
Net Asset Value Per Share—
ETF Shares	$101.22

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,350,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $1,450,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $299,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P Mid-Cap 400 Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	6,188
Interest[1]	2
Securities Lending	78
Total Income	6,268
Expenses
The Vanguard Group—Note B
Investment Advisory Services	72
Management and Administrative—Institutional Shares	84
Management and Administrative—ETF Shares	173
Marketing and Distribution—Institutional Shares	51
Marketing and Distribution—ETF Shares	34
Custodian Fees	35
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	6
Total Expenses	457
Net Investment Income	5,811
Realized Net Gain (Loss)
Investment Securities Sold	27,151
Futures Contracts	261
Realized Net Gain (Loss)	27,412
Change in Unrealized Appreciation (Depreciation)
Investment Securities	16,490
Futures Contracts	(52)
Change in Unrealized Appreciation (Depreciation)	16,438
Net Increase (Decrease) in Net Assets Resulting from Operations	49,661
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,811	9,030
Realized Net Gain (Loss)	27,412	27,882
Change in Unrealized Appreciation (Depreciation)	16,438	91,620
Net Increase (Decrease) in Net Assets Resulting from Operations	49,661	128,532
Distributions
Net Investment Income
Institutional Shares	(7,100)	(2,743)
ETF Shares	(4,471)	(2,451)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(11,571)	(5,194)
Capital Share Transactions
Institutional Shares	21,869	236,838
ETF Shares	18,783	100,548
Net Increase (Decrease) from Capital Share Transactions	40,652	337,386
Total Increase (Decrease)	78,742	460,724
Net Assets
Beginning of Period	867,739	407,015
End of Period[1]	946,481	867,739
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $881,000 and $6,641,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares
	Six Months				March 28,
	Ended				2011[1] to
		Year Ended August 31,
	Feb. 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$194.13	$159.20	$130.17	$116.52	$128.01
Investment Operations
Net Investment Income	1.249	2.135	2.355[2]	1.372	.240
Net Realized and Unrealized Gain (Loss)
on Investments	9.311	34.537	28.174	13.297	(11.730)
Total from Investment Operations	10.560	36.672	30.529	14.669	(11.490)
Distributions
Dividends from Net Investment Income	(2.570)	(1.742)	(1.499)	(1.019)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.570)	(1.742)	(1.499)	(1.019)	—
Net Asset Value, End of Period	$202.12	$194.13	$159.20	$130.17	$116.52

Total Return	5.49%	23.16%	23.65%	12.69%	-8.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$567	$523	$216	$91	$40
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.35%	1.57%	1.42%	1.28%[3]
Portfolio Turnover Rate [4]	12%	14%	10%	13%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
		Year Ended August 31,
	Feb. 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$97.19	$79.72	$65.20	$58.37	$49.95
Investment Operations
Net Investment Income	.594	1.016	1.133[2]	.648	. 383
Net Realized and Unrealized Gain (Loss)
on Investments	4.661	17.285	14.112	6.657	8.217
Total from Investment Operations	5.255	18.301	15.245	7.305	8.600
Distributions
Dividends from Net Investment Income	(1.225)	(. 831)	(.725)	(. 475)	(.180)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.225)	(. 831)	(.725)	(. 475)	(.180)
Net Asset Value, End of Period	$101.22	$97.19	$79.72	$65.20	$58.37

Total Return	5.45%	23.06%	23.57%	12.60%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$380	$345	$191	$72	$32
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.36%	1.28%	1.50%	1.35%	1.21%[3]
Portfolio Turnover Rate [4]	12%	14%	10%	13%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

21

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counter-party risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

22

S&P Mid-Cap 400 Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	944,016	—	—
Temporary Cash Investments	2,667	299	—
Futures Contracts—Liabilities[1]	(10)	—	—
Total	946,673	299	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2015	15	2,257	54

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

23

S&P Mid-Cap 400 Index Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $29,626,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $2,274,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $790,482,000.

Net unrealized appreciation of investment securities for tax purposes was $156,500,000, consisting of unrealized gains of $182,685,000 on securities that had risen in value since their purchase and $26,185,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $183,507,000 of investment securities and sold $145,406,000 of investment securities, other than temporary cash investments. Purchases and sales include $91,150,000 and $91,761,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	39,820	205	283,336	1,592
Issued in Lieu of Cash Distributions	5,218	27	2,689	15
Redeemed	(23,169)	(120)	(49,187)	(269)
Net Increase (Decrease)—Institutional Shares	21,869	112	236,838	1,338
ETF Shares
Issued	120,320	1,250	200,557	2,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(101,537)	(1,050)	(100,009)	(1,100)
Net Increase (Decrease)—ETF Shares	18,783	200	100,548	1,150

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

24

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFVX	IVOV
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	1.70%	1.58%

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Number of Stocks	302	302	3,734
Median Market Cap	$4.1B	$4.1B	$49.0B
Price/Earnings Ratio	20.0x	20.0x	21.4x
Price/Book Ratio	1.8x	1.8x	2.8x
Return on Equity	12.4%	12.4%	17.6%
Earnings Growth
Rate	12.5%	12.5%	13.9%
Dividend Yield	1.7%	1.7%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	47%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Rock-Tenn Co.	Paper Packaging	1.2%
Towers Watson & Co.	Human Resource &
	Employment
	Services	1.2
HollyFrontier Corp.	Oil & Gas Refining &
	Marketing	1.1
Everest Re Group Ltd.	Reinsurance	1.0
New York Community	Thrifts & Mortgage
Bancorp Inc.	Finance	0.9
Alliant Energy Corp.	Multi-Utilities	0.9
OGE Energy Corp.	Electric Utilities	0.8
ManpowerGroup Inc.	Human Resource &
	Employment
	Services	0.8
Albemarle Corp.	Specialty Chemicals	0.8
Avnet Inc.	Technology
	Distributors	0.8
Top Ten		9.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.19% for ETF Shares.

25

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Value	FA
	Fund	Index	Index
Consumer
Discretionary	11.0%	11.0%	13.2%
Consumer Staples	3.2	3.2	8.5
Energy	7.0	7.0	7.4
Financials	24.2	24.2	17.4
Health Care	5.3	5.3	14.3
Industrials	16.9	16.9	11.2
Information
Technology	14.8	14.8	19.3
Materials	10.0	10.0	3.6
Telecommunication
Services	0.3	0.3	2.1
Utilities	7.3	7.3	3.0

26

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/2/2010	12.00%	16.28%
ETF Shares	9/7/2010
Market Price		11.88	18.08
Net Asset Value		11.87	18.08

See Financial Highlights for dividend and capital gains information.

27

S&P Mid-Cap 400 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (10.9%)
	Dick’s Sporting Goods Inc.	32,741	1,771
*	Office Depot Inc.	161,777	1,516
	Graham Holdings Co.
	Class B	1,470	1,450
*	Jarden Corp.	24,482	1,299
	Dana Holding Corp.	56,537	1,235
	Tupperware Brands Corp.	16,811	1,200
	CST Brands Inc.	25,920	1,079
*	Murphy USA Inc.	14,347	1,019
	Chico’s FAS Inc.	51,046	931
	Sotheby’s	20,494	901
*	Apollo Education
	Group Inc.	32,239	891
	American Eagle
	Outfitters Inc.	58,424	875
*	Cabela’s Inc.	15,897	865
*,^	JC Penney Co. Inc.	101,753	865
	Time Inc.	36,390	862
	International Game
	Technology	42,942	766
*	Kate Spade & Co.	21,215	731
	Cinemark Holdings Inc.	16,686	679
	Meredith Corp.	12,168	653
	Aaron’s Inc.	21,531	642
	New York Times Co.
	Class A	43,652	611
	Abercrombie & Fitch Co.	23,824	589
*	Ascena Retail Group Inc.	43,828	587
*	Vista Outdoor Inc.	13,433	587
*	ANN Inc.	15,213	546
	Thor Industries Inc.	8,811	543
*,^	DreamWorks Animation
	SKG Inc. Class A	24,106	516
	John Wiley & Sons Inc.
	Class A	7,651	495
	Rent-A-Center Inc.	17,605	486
	Wendy’s Co.	42,849	475
	Big Lots Inc.	9,251	441

*	Panera Bread Co. Class A	2,644	427
	Guess? Inc.	21,344	387
	DeVry Education Group Inc.	10,175	372
	Cheesecake Factory Inc.	7,507	357
	MDC Holdings Inc.	12,999	353
*	Life Time Fitness Inc.	6,111	353
	International Speedway
	Corp. Class A	9,337	290
	KB Home	17,337	242
			28,887
Consumer Staples (3.2%)
	Ingredion Inc.	23,982	1,972
*	United Natural Foods Inc.	16,650	1,383
	Flowers Foods Inc.	61,654	1,334
	Energizer Holdings Inc.	9,741	1,304
*	TreeHouse Foods Inc.	7,912	661
	Dean Foods Co.	31,221	503
*	Post Holdings Inc.	8,718	431
*	SUPERVALU Inc.	36,390	360
	Lancaster Colony Corp.	3,243	296
	Tootsie Roll Industries Inc.	6,666	220
			8,464
Energy (7.0%)
	HollyFrontier Corp.	65,318	2,873
	Energen Corp.	24,431	1,579
	World Fuel Services Corp.	24,051	1,317
*	Gulfport Energy Corp.	28,546	1,308
	Western Refining Inc.	24,356	1,147
	Superior Energy
	Services Inc.	50,788	1,137
	SM Energy Co.	22,498	1,091
	Patterson-UTI Energy Inc.	48,870	913
	Rowan Cos. plc Class A	41,566	898
	Oceaneering
	International Inc.	14,371	784
*	Oil States International Inc.	17,749	772
*	WPX Energy Inc.	67,880	732
	Peabody Energy Corp.	90,608	716
	Atwood Oceanics Inc.	19,979	619
*	Dril-Quip Inc.	6,963	506

28

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Helix Energy Solutions
	Group Inc.	32,764	506
*	Unit Corp.	15,343	468
	Tidewater Inc.	15,662	442
*	Rosetta Resources Inc.	20,464	363
*	California Resources Corp.	37,739	270
			18,441
Financials (24.2%)
	Everest Re Group Ltd.	15,099	2,679
	New York Community
	Bancorp Inc.	147,715	2,454
	Reinsurance Group of
	America Inc. Class A	22,926	2,048
	Liberty Property Trust	49,572	1,845
	HCC Insurance
	Holdings Inc.	32,304	1,805
	American Financial
	Group Inc.	24,634	1,552
	Corrections Corp.
	of America	38,872	1,551
	SL Green Realty Corp.	11,918	1,513
	City National Corp.	16,003	1,446
*	Alleghany Corp.	2,849	1,346
	Synovus Financial Corp.	45,579	1,276
	Raymond James
	Financial Inc.	22,285	1,273
	First American
	Financial Corp.	35,799	1,254
	Cullen/Frost Bankers Inc.	18,309	1,241
	Old Republic International
	Corp.	80,976	1,228
*	Stifel Financial Corp.	22,032	1,207
	Umpqua Holdings Corp.	72,511	1,199
	Rayonier Inc.	42,294	1,159
	Commerce Bancshares Inc.	27,638	1,148
*	WP GLIMCHER Inc.	61,460	1,065
	First Niagara Financial
	Group Inc.	118,130	1,047
	Webster Financial Corp.	30,120	1,040
	Prosperity Bancshares Inc.	20,026	1,036
	Hanover Insurance
	Group Inc.	14,695	1,032
	East West Bancorp Inc.	25,394	1,015
	FirstMerit Corp.	55,203	1,002
	Aspen Insurance
	Holdings Ltd.	20,771	952
	WR Berkley Corp.	18,977	947
	Associated Banc-Corp	50,728	946
	StanCorp Financial
	Group Inc.	14,032	928
	Arthur J Gallagher & Co.	18,852	886
	Bank of Hawaii Corp.	14,644	882
	Senior Housing
	Properties Trust	39,303	878
	TCF Financial Corp.	55,816	876
*	SVB Financial Group	6,789	834

	PacWest Bancorp	17,451	800
	Hancock Holding Co.	27,226	797
	Fulton Financial Corp.	61,840	748
	Eaton Vance Corp.	17,764	748
	Alexandria Real Estate
	Equities Inc.	7,692	738
	Waddell & Reed
	Financial Inc.
	Class A	14,792	732
	National Retail
	Properties Inc.	18,049	726
	BioMed Realty Trust Inc.	32,293	718
	SLM Corp.	74,862	709
	Valley National Bancorp	73,407	705
	MSCI Inc. Class A	12,341	692
	Washington Federal Inc.	32,773	692
	Mid-America Apartment
	Communities Inc.	9,295	674
	Mercury General Corp.	12,125	661
	BancorpSouth Inc.	28,549	639
	Cathay General Bancorp	24,744	639
	Kemper Corp.	16,702	615
	Home Properties Inc.	9,001	601
	Hospitality Properties Trust	17,958	553
	First Horizon National Corp.	38,359	548
	Mack-Cali Realty Corp.	27,849	524
	Trustmark Corp.	22,443	517
	Federated Investors Inc.
	Class B	14,571	480
	International
	Bancshares Corp.	19,281	477
	Taubman Centers Inc.	6,322	457
	Highwoods Properties Inc.	10,023	457
	Brown & Brown Inc.	14,123	454
	American Campus
	Communities Inc.	10,845	448
	Janus Capital Group Inc.	22,496	371
	Tanger Factory Outlet
	Centers Inc.	9,257	328
	Corporate Office
	Properties Trust	11,123	327
	Potlatch Corp.	5,967	238
	Equity One Inc.	8,463	227
*	Urban Edge Properties	9,332	223
			63,853
Health Care (5.3%)
*	Community Health
	Systems Inc.	38,806	1,883
*	Health Net Inc.	26,004	1,491
*	WellCare Health Plans Inc.	14,654	1,331
*	Henry Schein Inc.	8,995	1,260
	Omnicare Inc.	13,395	1,028
	ResMed Inc.	13,964	899
*	Bio-Rad Laboratories Inc.
	Class A	6,864	873
	Owens & Minor Inc.	21,056	751

29

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Thoratec Corp.	18,359	748
*	Halyard Health Inc.	15,534	715
*	Allscripts Healthcare
	Solutions Inc.	56,562	679
	Teleflex Inc.	4,824	587
*	LifePoint Hospitals Inc.	7,534	542
	Hill-Rom Holdings Inc.	9,189	440
	Bio-Techne Corp.	4,196	409
*	HMS Holdings Corp.	14,074	247
			13,883
Industrials (16.9%)
	Towers Watson & Co.
	Class A	23,338	3,069
	ManpowerGroup Inc.	26,411	2,125
*	AECOM	51,336	1,543
	Exelis Inc.	62,324	1,508
	AGCO Corp.	27,934	1,389
*	Orbital ATK Inc.	19,762	1,310
	Oshkosh Corp.	26,634	1,299
	RR Donnelley & Sons Co.	66,683	1,272
	Huntington Ingalls
	Industries Inc.	8,864	1,253
	SPX Corp.	13,708	1,222
	Regal-Beloit Corp.	14,916	1,163
	Hubbell Inc. Class B	9,790	1,114
	Crane Co.	16,537	1,105
	Watsco Inc.	9,110	1,068
	Timken Co.	24,864	1,056
	Carlisle Cos. Inc.	11,137	1,037
	Valmont Industries Inc.	8,213	1,024
*	Clean Harbors Inc.	18,208	1,014
	Triumph Group Inc.	16,951	1,014
	Terex Corp.	36,181	992
	Kennametal Inc.	26,403	924
	Lincoln Electric Holdings Inc.	12,964	895
	Con-way Inc.	19,332	854
	Fortune Brands Home
	& Security Inc.	17,905	829
	IDEX Corp.	10,601	819
	Donaldson Co. Inc.	21,737	805
*	B/E Aerospace Inc.	12,654	804
	Waste Connections Inc.	16,986	798
	KBR Inc.	48,423	789
*	NOW Inc.	35,736	759
*	KLX Inc.	17,576	702
	Herman Miller Inc.	19,857	615
*	Genesee & Wyoming Inc.
	Class A	5,962	615
*	Kirby Corp.	7,595	585
	MSC Industrial Direct
	Co. Inc. Class A	7,733	564
	AO Smith Corp.	8,511	536
	Lennox International Inc.	4,937	515
*	FTI Consulting Inc.	13,653	503
*	Esterline Technologies Corp.	4,146	489
	Graco Inc.	6,333	480

*	Teledyne Technologies Inc.	4,748	479
	GATX Corp.	7,208	449
	Harsco Corp.	26,894	443
	CLARCOR Inc.	6,673	439
	Deluxe Corp.	6,282	418
	Granite Construction Inc.	12,026	398
	Woodward Inc.	7,189	349
	HNI Corp.	6,227	318
	MSA Safety Inc.	5,672	287
	Werner Enterprises Inc.	7,442	239
	Rollins Inc.	6,417	215
			44,491
Information Technology (14.8%)
	Avnet Inc.	45,735	2,095
*	Arrow Electronics Inc.	32,340	2,004
*	NCR Corp.	56,200	1,653
*	Cree Inc.	37,255	1,463
	Jabil Circuit Inc.	64,543	1,418
	Teradyne Inc.	72,251	1,396
*	Ingram Micro Inc.	52,041	1,286
*	Atmel Corp.	139,292	1,162
*	JDS Uniphase Corp.	77,383	1,066
*	ANSYS Inc.	11,351	976
	Leidos Holdings Inc.	20,766	935
*	Trimble Navigation Ltd.	35,443	926
	Lexmark International Inc.
	Class A	20,626	880
*	Synopsys Inc.	18,204	845
	CDK Global Inc.	17,694	829
	Diebold Inc.	21,573	770
	Mentor Graphics Corp.	32,656	766
*	Tech Data Corp.	12,769	760
	Convergys Corp.	33,495	749
*	SunEdison Inc.	33,646	745
*	Ciena Corp.	35,572	744
	Science Applications
	International Corp.	13,498	738
*	Informatica Corp.	17,049	732
*	Fairchild Semiconductor
	International Inc. Class A	39,647	691
	Broadridge Financial
	Solutions Inc.	12,820	682
	Intersil Corp. Class A	43,232	674
*	Advanced Micro
	Devices Inc.	209,638	652
	Vishay Intertechnology Inc.	45,285	645
*	Keysight Technologies Inc.	16,774	630
*	Polycom Inc.	45,559	630
	Belden Inc.	6,697	594
	Jack Henry & Associates Inc.	9,009	590
	FEI Co.	7,190	568
*	Knowles Corp.	28,387	544
	Solera Holdings Inc.	9,309	519
*	Acxiom Corp.	25,628	512
*	AOL Inc.	12,441	504
	DST Systems Inc.	4,584	487

30

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
*	NeuStar Inc. Class A	18,264	484
*	CoreLogic Inc.	14,335	478
*	Itron Inc.	12,998	474
	National Instruments Corp.	15,095	470
*,^	3D Systems Corp.	14,660	447
*	Rovi Corp.	16,710	416
	Cypress Semiconductor
	Corp.	26,661	393
*	IPG Photonics Corp.	3,910	375
*	Semtech Corp.	11,147	322
*	CommVault Systems Inc.	6,465	312
*	Integrated Device
	Technology Inc.	14,893	307
	Advent Software Inc.	6,089	269
	Plantronics Inc.	4,303	217
*	Silicon Laboratories Inc.	4,082	207
			39,031
Materials (10.0%)
	Rock-Tenn Co. Class A	46,735	3,208
	Albemarle Corp.	37,528	2,123
	Bemis Co. Inc.	33,334	1,627
	Sonoco Products Co.	33,793	1,582
	Reliance Steel
	& Aluminum Co.	26,057	1,485
	Steel Dynamics Inc.	80,234	1,462
	AptarGroup Inc.	21,602	1,423
	Ashland Inc.	10,863	1,386
	United States Steel Corp.	48,555	1,163
	Domtar Corp.	21,518	973
	Cabot Corp.	21,377	965
	Silgan Holdings Inc.	14,557	836
*	Louisiana-Pacific Corp.	47,467	799
	RPM International Inc.	15,148	766
	Carpenter Technology Corp.	17,771	753
	Olin Corp.	26,101	732
	Commercial Metals Co.	39,318	592
	Royal Gold Inc.	7,811	563
	PolyOne Corp.	13,311	529
	Scotts Miracle-Gro Co.
	Class A	7,683	503
	Greif Inc. Class A	11,280	496
	Sensient Technologies Corp.	7,693	489
	NewMarket Corp.	1,028	484
	Worthington Industries Inc.	16,863	455
	Compass Minerals
	International Inc.	4,710	427
	TimkenSteel Corp.	12,760	384
^	Cliffs Natural
	Resources Inc.	36,843	252
			26,457
Telecommunication Services (0.3%)
	Telephone & Data
	Systems Inc.	32,774	834

Utilities (7.3%)
Alliant Energy Corp.	37,021	2,355
OGE Energy Corp.	66,515	2,162
Atmos Energy Corp.	33,503	1,777
Westar Energy Inc. Class A	43,630	1,695
MDU Resources Group Inc.	64,780	1,445
Great Plains Energy Inc.	51,347	1,366
Hawaiian Electric
Industries Inc.	34,229	1,131
Cleco Corp.	20,152	1,097
National Fuel Gas Co.	15,455	995
WGL Holdings Inc.	16,592	885
Black Hills Corp.	14,905	758
ONE Gas Inc.	17,376	723
Questar Corp.	30,419	711
Aqua America Inc.	24,764	655
IDACORP Inc.	9,062	567
Vectren Corp.	12,657	565
PNM Resources Inc.	14,627	418
		19,305
Total Common Stocks
(Cost $249,533)		263,646
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.134%	536,901	537

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae Discount
Notes, 0.130%, 4/27/15	100	100
Total Temporary Cash Investments
(Cost $637)		637
Total Investments (100.2%)
(Cost $250,170)		264,283
Other Assets and Liabilities (-0.2%)
Other Assets		1,157
Liabilities[3]		(1,568)
		(411)
Net Assets (100%)		263,872

31

S&P Mid-Cap 400 Value Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	253,734
Undistributed Net Investment Income	159
Accumulated Net Realized Losses	(4,150)
Unrealized Appreciation (Depreciation)
Investment Securities	14,113
Futures Contracts	16
Net Assets	263,872

Institutional Shares—Net Assets
Applicable to 808,053 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	159,955
Net Asset Value Per Share—
Institutional Shares	$197.95

ETF Shares—Net Assets
Applicable to 1,050,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	103,917
Net Asset Value Per Share—
ETF Shares	$98.97

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $492,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $537,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

32

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	1,962
Securities Lending	9
Total Income	1,971
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—Institutional Shares	17
Management and Administrative—ETF Shares	64
Marketing and Distribution—Institutional Shares	14
Marketing and Distribution—ETF Shares	8
Custodian Fees	19
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	144
Net Investment Income	1,827
Realized Net Gain (Loss)
Investment Securities Sold	15,256
Futures Contracts	20
Realized Net Gain (Loss)	15,276
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,841)
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	(4,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,265

See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,827	2,639
Realized Net Gain (Loss)	15,276	16,837
Change in Unrealized Appreciation (Depreciation)	(4,838)	10,871
Net Increase (Decrease) in Net Assets Resulting from Operations	12,265	30,347
Distributions
Net Investment Income
Institutional Shares	(2,346)	(787)
ETF Shares	(1,346)	(632)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,692)	(1,419)
Capital Share Transactions
Institutional Shares	19,601	69,996
ETF Shares	11,828	48,434
Net Increase (Decrease) from Capital Share Transactions	31,429	118,430
Total Increase (Decrease)	40,002	147,358
Net Assets
Beginning of Period	223,870	76,512
End of Period[1]	263,872	223,870
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $159,000 and $2,024,000.

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months				Nov. 2,
	Ended				2010[1] to
		Year Ended August 31,
	Feb. 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$193.66	$155.83	$125.30	$111.20	$109.35
Investment Operations
Net Investment Income	1.366	3.191[2]	2.392	2.124	1.146
Net Realized and Unrealized Gain (Loss)
on Investments	5.957	36.207	30.364	13.624	1.233
Total from Investment Operations	7.323	39.398	32.756	15.748	2.379
Distributions
Dividends from Net Investment Income	(3.033)	(1.568)	(2.226)	(1.648)	(.529)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.033)	(1.568)	(2.226)	(1.648)	(.529)
Net Asset Value, End of Period	$197.95	$193.66	$155.83	$125.30	$111.20

Total Return	3.83%	25.42%	26.47%	14.32%	2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$160	$137	$49	$40	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.78%	1.99%	1.92%	1.94%[3]
Portfolio Turnover Rate [4]	47%	35%	74%	31%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
		Year Ended August 31,
	Feb. 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.78	$77.93	$62.71	$55.69	$49.86
Investment Operations
Net Investment Income	. 629	1.500 [2]	1.153	1.001	.746
Net Realized and Unrealized Gain (Loss)
on Investments	2.978	18.094	15.146	6.814	5.340
Total from Investment Operations	3.607	19.594	16.299	7.815	6.086
Distributions
Dividends from Net Investment Income	(1.417)	(.744)	(1.079)	(.795)	(.256)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.417)	(.744)	(1.079)	(.795)	(.256)
Net Asset Value, End of Period	$98.97	$96.78	$77.93	$62.71	$55.69

Total Return	3.77%	25.26%	26.31%	14.18%	12.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$104	$87	$27	$9	$6
Ratio of Total Expenses to Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.66%	1.87%	1.80%	1.82%[3]
Portfolio Turnover Rate [4]	47%	35%	74%	31%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

37

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

38

S&P Mid-Cap 400 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $23,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	263,646	—	—
Temporary Cash Investments	537	100	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	264,181	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2015	3	451	16

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

39

S&P Mid-Cap 400 Value Index Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $16,553,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $2,736,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $250,170,000. Net unrealized appreciation of investment securities for tax purposes was $14,113,000, consisting of unrealized gains of $21,564,000 on securities that had risen in value since their purchase and $7,451,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $194,417,000 of investment securities and sold $164,058,000 of investment securities, other than temporary cash investments. Purchases and sales include $89,397,000 and $77,779,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	22,792	119	78,767	439
Issued in Lieu of Cash Distributions	1,205	6	278	2
Redeemed	(4,396)	(23)	(9,049)	(51)
Net Increase (Decrease)—Institutional Shares	19,601	102	69,996	390
ETF Shares
Issued	98,918	1,050	133,382	1,500
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(87,090)	(900)	(84,948)	(950)
Net Increase (Decrease)—ETF Shares	11,828	150	48,434	550

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

40

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMFGX	IVOG
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	1.14%	1.02%

Portfolio Characteristics
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	226	225	3,734
Median Market Cap	$6.3B	$6.3B	$49.0B
Price/Earnings Ratio	26.7x	26.8x	21.4x
Price/Book Ratio	3.8x	3.8x	2.8x
Return on Equity	15.5%	15.5%	17.6%
Earnings Growth
Rate	17.9%	17.9%	13.9%
Dividend Yield	1.2%	1.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	46%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.81
Beta	1.00	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Skyworks Solutions Inc.	Semiconductors	1.9%
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	1.4
Equinix Inc.	Internet Software &
	Services	1.4
Church & Dwight Co.
Inc.	Household Products	1.3
Advance Auto Parts Inc.	Automotive Retail	1.3
Realty Income Corp.	Retail REITs	1.2
Qorvo Inc.	Semiconductors	1.1
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	1.1
Federal Realty
Investment Trust	Retail REITs	1.1
Signet Jewelers Ltd.	Specialty Stores	1.1
Top Ten		12.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

41

S&P Mid-Cap 400 Growth Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		MidCap	Market
		400 Growth	FA
	Fund	Index	Index
Consumer
Discretionary	16.5%	16.6%	13.2%
Consumer Staples	4.1	4.1	8.5
Energy	1.4	1.4	7.4
Financials	22.4	22.4	17.4
Health Care	13.1	13.1	14.3
Industrials	14.4	14.4	11.2
Information
Technology	20.8	20.8	19.3
Materials	5.3	5.3	3.6
Telecommunication
Services	0.0	0.0	2.1
Utilities	2.0	1.9	3.0

42

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/28/2011[1]	7.51%	12.31%
ETF Shares	9/7/2010
Market Price		7.38	17.68
Net Asset Value		7.38	17.67

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

43

S&P Mid-Cap 400 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (16.5%)
	Hanesbrands Inc.	50,111	6,391
	Advance Auto Parts Inc.	36,617	5,673
	Signet Jewelers Ltd.	40,220	4,822
	Polaris Industries Inc.	30,643	4,699
	Foot Locker Inc.	71,275	4,004
*	LKQ Corp.	152,014	3,736
	Williams-Sonoma Inc.	42,961	3,456
*	Toll Brothers Inc.	81,213	3,111
*	Jarden Corp.	52,948	2,810
	Domino’s Pizza Inc.	27,592	2,801
*	NVR Inc.	1,951	2,599
	Service Corp. International	104,155	2,588
	Gentex Corp.	146,861	2,588
	Brunswick Corp.	46,626	2,529
	Carter’s Inc.	26,537	2,356
*	AMC Networks Inc. Class A	29,659	2,136
	Brinker International Inc.	31,878	1,896
*	Live Nation Entertainment
	Inc.	72,548	1,857
*	Tempur Sealy International
	Inc.	30,587	1,759
*	Panera Bread Co. Class A	8,878	1,433
*	Deckers Outdoor Corp.	17,395	1,291
	Cinemark Holdings Inc.	27,197	1,107
	HSN Inc.	16,307	1,102
*	Kate Spade & Co.	31,921	1,100
	International Game
	Technology	59,643	1,064
	Wendy’s Co.	72,604	805
	John Wiley & Sons Inc.
	Class A	12,020	777
	Thor Industries Inc.	10,035	619
	Big Lots Inc.	12,833	612
	Cheesecake Factory Inc.	11,741	558
*	Vista Outdoor Inc.	11,873	518

*	Life Time Fitness Inc.	8,863	512
	DeVry Education Group Inc.	13,578	496
	KB Home	19,523	272
			74,077
Consumer Staples (4.1%)
	Church & Dwight Co. Inc.	67,108	5,714
*	WhiteWave Foods Co.
	Class A	87,463	3,582
*	Hain Celestial Group Inc.	50,623	3,165
	Energizer Holdings Inc.	16,507	2,209
*	Boston Beer Co. Inc.
	Class A	4,462	1,194
*	TreeHouse Foods Inc.	9,313	778
*	Post Holdings Inc.	12,644	626
*	SUPERVALU Inc.	48,717	481
	Lancaster Colony Corp.	4,879	446
			18,195
Energy (1.4%)
*	Dresser-Rand Group Inc.	38,449	3,129
	Oceaneering International
	Inc.	31,113	1,697
*	California Resources Corp.	96,638	692
*	Dril-Quip Inc.	9,279	674
			6,192
Financials (22.3%)
	Realty Income Corp.	111,711	5,592
	Federal Realty Investment
	Trust	34,179	4,854
	UDR Inc.	128,027	4,089
	SL Green Realty Corp.	30,502	3,872
	Duke Realty Corp.	171,415	3,661
	Extra Space Storage Inc.	55,437	3,647
	Jones Lang LaSalle Inc.	22,484	3,626
	Camden Property Trust	43,339	3,155
	Kilroy Realty Corp.	42,114	3,115
*	Signature Bank	25,238	3,113
	Regency Centers Corp.	46,773	3,070

44

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	SEI Investments Co.	65,432	2,816
	Omega Healthcare
	Investors Inc.	68,684	2,751
	CBOE Holdings Inc.	42,335	2,541
	Arthur J Gallagher & Co.	52,614	2,472
	Alexandria Real Estate
	Equities Inc.	24,560	2,356
	Lamar Advertising Co.
	Class A	40,208	2,336
	LaSalle Hotel Properties	56,011	2,180
	MSCI Inc. Class A	37,649	2,113
	Weingarten Realty Investors	56,424	2,044
	RenaissanceRe Holdings Ltd.	19,347	1,984
*	SVB Financial Group	15,320	1,883
*	Alleghany Corp.	3,797	1,794
	Mid-America Apartment
	Communities Inc.	23,808	1,725
	Raymond James Financial
	Inc.	29,734	1,699
	Taubman Centers Inc.	22,259	1,610
	National Retail Properties
	Inc.	39,077	1,572
	American Campus
	Communities Inc.	36,423	1,503
	Hospitality Properties Trust	48,176	1,484
	Primerica Inc.	26,686	1,407
	Highwoods Properties Inc.	30,710	1,401
	Eaton Vance Corp.	32,665	1,375
	East West Bancorp Inc.	33,883	1,354
	Senior Housing Properties
	Trust	56,817	1,270
	Brown & Brown Inc.	37,891	1,218
	Tanger Factory Outlet
	Centers Inc.	34,196	1,212
	BioMed Realty Trust Inc.	50,572	1,125
	WR Berkley Corp.	22,436	1,120
	PacWest Bancorp	22,368	1,025
	Home Properties Inc.	15,271	1,020
	Waddell & Reed Financial
	Inc. Class A	19,739	976
	SLM Corp.	99,446	942
	Alexander & Baldwin Inc.	22,672	917
	Corporate Office Properties
	Trust	29,609	871
	First Horizon National Corp.	59,993	857
	Federated Investors Inc.
	Class B	25,702	846
*	Urban Edge Properties	29,820	714
	Equity One Inc.	25,840	692
	Janus Capital Group Inc.	39,680	654
	Potlatch Corp.	11,425	456
			100,109

Health Care (13.1%)
*	Salix Pharmaceuticals Ltd.	31,966	5,025
*	Mettler-Toledo International
	Inc.	14,320	4,499
*	Henry Schein Inc.	28,726	4,023
	Cooper Cos. Inc.	24,220	3,971
*	Hologic Inc.	121,615	3,938
*	IDEXX Laboratories Inc.	23,919	3,751
*	United Therapeutics Corp.	23,832	3,695
*	Centene Corp.	58,860	3,618
*	MEDNAX Inc.	50,371	3,600
	ResMed Inc.	48,964	3,151
*	Sirona Dental Systems Inc.	27,774	2,522
*	VCA Inc.	42,196	2,248
	Omnicare Inc.	28,968	2,223
*	Align Technology Inc.	36,245	2,079
*	Akorn Inc.	37,362	2,010
	STERIS Corp.	29,804	1,923
*	Charles River Laboratories
	International Inc.	23,563	1,807
	Teleflex Inc.	13,518	1,645
	Bio-Techne Corp.	12,290	1,199
*	LifePoint Hospitals Inc.	11,320	815
	Hill-Rom Holdings Inc.	14,958	717
*	HMS Holdings Corp.	22,941	402
*	Community Health
	Systems Inc. Rights
	Exp. 01/04/2016	29,782	1
			58,862
Industrials (14.4%)
	Wabtec Corp.	48,285	4,582
	Alaska Air Group Inc.	65,996	4,201
	JB Hunt Transport Services
	Inc.	46,427	3,970
	Acuity Brands Inc.	21,755	3,448
*	Old Dominion Freight Line
	Inc.	34,144	2,667
	Trinity Industries Inc.	78,069	2,625
	Fortune Brands Home &
	Security Inc.	52,230	2,419
	Nordson Corp.	29,433	2,264
*	JetBlue Airways Corp.	130,957	2,251
*	B/E Aerospace Inc.	33,805	2,148
*	Copart Inc.	57,031	2,134
	ITT Corp.	45,997	1,889
	IDEX Corp.	23,922	1,848
	Waste Connections Inc.	36,774	1,727
*	Genesee & Wyoming Inc.
	Class A	16,708	1,723
	Landstar System Inc.	22,466	1,578
	AO Smith Corp.	24,930	1,571
	Huntington Ingalls
	Industries Inc.	10,913	1,542

45

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Graco Inc.	20,308	1,539
	Carlisle Cos. Inc.	15,468	1,440
	Hubbell Inc. Class B	12,549	1,428
	Lennox International Inc.	13,220	1,378
	Lincoln Electric Holdings Inc.	19,506	1,347
*	Kirby Corp.	17,193	1,325
	Corporate Executive Board
	Co.	16,894	1,321
	Donaldson Co. Inc.	31,425	1,164
*	Esterline Technologies Corp.	9,785	1,153
*	Teledyne Technologies Inc.	11,200	1,129
	Deluxe Corp.	15,468	1,029
	MSC Industrial Direct Co.
	Inc. Class A	13,701	1,000
	CLARCOR Inc.	15,058	991
	Woodward Inc.	18,390	893
	Rollins Inc.	22,516	755
	GATX Corp.	11,274	702
	HNI Corp.	12,877	657
	MSA Safety Inc.	7,272	368
	Werner Enterprises Inc.	11,199	359
			64,565
Information Technology (20.7%)
	Skyworks Solutions Inc.	95,644	8,393
*	Equinix Inc.	27,492	6,163
*	Qorvo Inc.	73,191	5,079
*	Gartner Inc.	44,158	3,670
	Global Payments Inc.	33,928	3,117
	FactSet Research Systems
	Inc.	19,475	3,029
*	Rackspace Hosting Inc.	59,768	2,969
*	Cadence Design Systems
	Inc.	146,832	2,695
	CDK Global Inc.	53,984	2,528
*	ANSYS Inc.	29,044	2,497
*	Synopsys Inc.	50,805	2,358
*	Ultimate Software Group
	Inc.	14,230	2,343
*	Fortinet Inc.	69,460	2,335
*	Zebra Technologies Corp.	25,542	2,326
*	Keysight Technologies Inc.	58,811	2,208
	Broadridge Financial
	Solutions Inc.	40,935	2,179
*	WEX Inc.	19,445	2,080
*	PTC Inc.	58,180	2,016
*	Trimble Navigation Ltd.	76,648	2,004
*	VeriFone Systems Inc.	56,707	1,995
*	Tyler Technologies Inc.	16,588	1,980
*	Cognex Corp.	43,710	1,953
*	ARRIS Group Inc.	66,158	1,944
	Jack Henry & Associates
	Inc.	27,513	1,802
*	SunEdison Inc.	75,927	1,681
*	SolarWinds Inc.	33,045	1,676
*	Riverbed Technology Inc.	77,892	1,631

	Fair Isaac Corp.	16,124	1,372
*	Informatica Corp.	28,926	1,242
*	ACI Worldwide Inc.	57,724	1,146
*	IPG Photonics Corp.	11,941	1,145
	Solera Holdings Inc.	20,217	1,127
*	Integrated Device
	Technology Inc.	52,260	1,079
	Belden Inc.	11,347	1,007
	InterDigital Inc.	18,583	982
*,^	3D Systems Corp.	30,320	924
	National Instruments Corp.	27,720	863
	DST Systems Inc.	7,767	826
*	AOL Inc.	20,252	821
	FEI Co.	9,974	788
*	CoreLogic Inc.	23,335	778
	Plantronics Inc.	15,094	761
*	Silicon Laboratories Inc.	13,601	689
	Advent Software Inc.	13,180	582
*	CommVault Systems Inc.	11,889	574
*	Rovi Corp.	22,371	557
	Cypress Semiconductor
	Corp.	34,287	506
*	Semtech Corp.	16,773	485
			92,905
Materials (5.3%)
	Packaging Corp. of America	49,353	4,089
	Valspar Corp.	38,240	3,314
	RPM International Inc.	44,187	2,234
	Ashland Inc.	15,685	2,002
	Eagle Materials Inc.	25,211	1,979
	Cytec Industries Inc.	36,151	1,899
	NewMarket Corp.	3,793	1,787
	Royal Gold Inc.	20,954	1,511
	Minerals Technologies Inc.	17,329	1,269
	PolyOne Corp.	25,570	1,016
	Compass Minerals
	International Inc.	9,741	883
	Sensient Technologies Corp.	12,523	797
	Scotts Miracle-Gro Co.
	Class A	10,659	698
	Cliffs Natural Resources Inc.	21,393	146
			23,624
Utilities (2.0%)
	UGI Corp.	86,492	2,940
	Aqua America Inc.	51,450	1,360
	National Fuel Gas Co.	19,027	1,226
	Vectren Corp.	22,386	1,000
	Questar Corp.	42,251	988
	IDACORP Inc.	11,617	727
	PNM Resources Inc.	18,011	514
			8,755
Total Common Stocks
(Cost $369,323)			447,284

46

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.134%	182,901	183

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.135%, 3/20/15	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.100%, 4/24/15	100	100
		200
Total Temporary Cash Investments
(Cost $383)		383
Total Investments (99.9%)
(Cost $369,706)		447,667
Other Assets and Liabilities (0.1%)
Other Assets		906
Liabilities[3]		(679)
		227
Net Assets (100%)		447,894

At February 28, 2015, net assets consisted of:
Amount
($000
Paid-in Capital	388,919
Undistributed Net Investment Income	512
Accumulated Net Realized Losses	(19,529)
Unrealized Appreciation (Depreciation)
Investment Securities	77,961
Futures Contracts	31
Net Assets	447,894

Institutional Shares—Net Assets
Applicable to 475,009 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	97,429
Net Asset Value Per Share—
Institutional Shares	$205.11

ETF Shares—Net Assets
Applicable to 3,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	350,465
Net Asset Value Per Share—
ETF Shares	$103.08

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $180,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $183,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

47

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	2,358
Securities Lending	56
Total Income	2,414
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative—Institutional Shares	14
Management and Administrative—ETF Shares	224
Marketing and Distribution—Institutional Shares	8
Marketing and Distribution—ETF Shares	30
Custodian Fees	22
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	6
Total Expenses	336
Net Investment Income	2,078
Realized Net Gain (Loss)
Investment Securities Sold	10,992
Futures Contracts	87
Realized Net Gain (Loss)	11,079
Change in Unrealized Appreciation (Depreciation)
Investment Securities	16,107
Futures Contracts	27
Change in Unrealized Appreciation (Depreciation)	16,134
Net Increase (Decrease) in Net Assets Resulting from Operations	29,291

See accompanying Notes, which are an integral part of the Financial Statements.

48

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,078	2,732
Realized Net Gain (Loss)	11,079	20,341
Change in Unrealized Appreciation (Depreciation)	16,134	32,984
Net Increase (Decrease) in Net Assets Resulting from Operations	29,291	56,057
Distributions
Net Investment Income
Institutional Shares	(810)	(598)
ETF Shares	(2,534)	(1,700)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,344)	(2,298)
Capital Share Transactions
Institutional Shares	2,299	35,646
ETF Shares	38,416	67,226
Net Increase (Decrease) from Capital Share Transactions	40,715	102,872
Total Increase (Decrease)	66,662	156,631
Net Assets
Beginning of Period	381,232	224,601
End of Period[1]	447,894	381,232
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $512,000 and $1,778,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months				March 28,
	Ended				2011[1] to
		Year Ended August 31,
	Feb. 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$193.45	$161.12	$134.20	$121.54	$130.08
Investment Operations
Net Investment Income	1.029	1.316	1.584	.915	.304
Net Realized and Unrealized Gain (Loss)
on Investments	12.402	32.386	26.392	12.506	(8.844)
Total from Investment Operations	13.431	33.702	27.976	13.421	(8.540)
Distributions
Dividends from Net Investment Income	(1.771)	(1.372)	(1.056)	(.761)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.771)	(1.372)	(1.056)	(.761)	—
Net Asset Value, End of Period	$205.11	$193.45	$161.12	$134.20	$121.54

Total Return	6.99%	20.99%	20.97%	11.12%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$97	$90	$42	$23	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.15%	0.93%	1.20%	0.88%	0.75%[2]
Portfolio Turnover Rate [3]	46%	38%	35%	26%	40%

\The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

50

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
		Year Ended August 31,
	Feb. 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$97.18	$80.96	$67.47	$61.13	$50.04
Investment Operations
Net Investment Income	. 469	. 571.721		. 405	. 280
Net Realized and Unrealized Gain (Loss)
on Investments	6.223	16.256	13.257	6.266	10.910
Total from Investment Operations	6.692	16.827	13.978	6.671	11.190
Distributions
Dividends from Net Investment Income	(.792)	(. 607)	(. 488)	(. 331)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.792)	(. 607)	(. 488)	(. 331)	(.100)
Net Asset Value, End of Period	$103.08	$97.18	$80.96	$67.47	$61.13

Total Return	6.92%	20.84%	20.83%	10.97%	22.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$350	$292	$182	$91	$31
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[2]
Ratio of Net Investment Income to
Average Net Assets	1.03%	0.81%	1.08%	0.76%	0.63%[2]
Portfolio Turnover Rate [3]	46%	38%	35%	26%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

51

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

52

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

53

S&P Mid-Cap 400 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $39,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	447,284	—	—
Temporary Cash Investments	183	200	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	447,464	200	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2015	5	752	31

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

54

S&P Mid-Cap 400 Growth Index Fund

During the six months ended February 28, 2015, the fund realized $23,274,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $7,331,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $369,706,000. Net unrealized appreciation of investment securities for tax purposes was $77,961,000, consisting of unrealized gains of $81,204,000 on securities that had risen in value since their purchase and $3,243,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $270,210,000 of investment securities and sold $230,720,000 of investment securities, other than temporary cash investments. Purchases and sales include $112,268,000 and $84,137,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	6,239	31	42,737	238
Issued in Lieu of Cash Distributions	347	2	283	2
Redeemed	(4,287)	(22)	(7,374)	(40)
Net Increase (Decrease)—Institutional Shares	2,299	11	35,646	200
ETF Shares
Issued	136,889	1,400	149,297	1,650
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(98,473)	(1,000)	(82,071)	(900)
Net Increase (Decrease)—ETF Shares	38,416	400	67,226	750

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

55

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

56

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,054.95	$0.41
ETF Shares	1,000.00	1,054.54	0.76
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,038.30	$0.40
ETF Shares	1,000.00	1,037.68	0.96
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,069.90	$0.41
ETF Shares	1,000.00	1,069.23	1.03
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.05	0.75
S&P Mid-Cap 400 Value Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,023.85	0.95
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,023.80	1.00

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Mid-Cap 400 Value
Index Fund, 0.08% for Institutional Shares and 0.19% for ETF Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.08% for Institutional
Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

57

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

58

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

59

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
Mark Loughridge	investment companies served by The Vanguard Group;
Born 1953. Trustee Since March 2012. Principal	Treasurer of each of the investment companies served
Occupation(s) During the Past Five Years and Other	by The Vanguard Group (1998–2008).
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies served
Scott C. Malpass	by The Vanguard Group; Assistant Treasurer of each of
Born 1962. Trustee Since March 2012. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years and Other	Group (1988–2008).
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant	Heidi Stam
Professor of Finance at the Mendoza College of	Born 1956. Secretary Since July 2005. Principal
Business at Notre Dame; Member of the Notre Dame	Occupation(s) During the Past Five Years and Other
403(b) Investment Committee; Board Member of	Experience: Managing Director of The Vanguard
TIFF Advisory Services, Inc., and Catholic Investment	Group, Inc.; General Counsel of The Vanguard Group;
Services, Inc. (investment advisors); Member of	Secretary of The Vanguard Group and of each of the
the Investment Advisory Committee of Major	investment companies served by The Vanguard Group;
League Baseball.	Director and Senior Vice President of Vanguard
Marketing Corporation.
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	S&P® and S&P 500® are registered trademarks of
Direct Investor Account Services > 800-662-2739	Standard & Poor’s Financial Services LLC (“S&P”) and
have been licensed for use by S&P Dow Jones Indices
Institutional Investor Services > 800-523-1036	LLC and its affiliates and sublicensed for certain
Text Telephone for People	purposes by Vanguard. The S&P Index is a product of
Who Are Deaf or Hard of Hearing> 800-749-7273	S&P Dow Jones Indices LLC and has been licensed for
use by Vanguard. The Vanguard funds are not
This material may be used in conjunction	sponsored, endorsed, sold, or promoted by S&P Dow
with the offering of shares of any Vanguard	Jones Indices LLC, Dow Jones, S&P, or their respective
fund only if preceded or accompanied by	affiliates, and none of S&P Dow Jones Indices LLC,
the fund’s current prospectus.	Dow Jones, S&P, nor their respective affiliates makes
any representation regarding the advisability of
All comparative mutual fund data are from Lipper, a	investing in such products.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18422 042015

Semiannual Report | February 28, 2015

Vanguard S&P 500 Value and Growth Index Funds
Vanguard S&P 500 Value Index Fund
Vanguard S&P 500 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P 500 Value Index Fund.	7
S&P 500 Growth Index Fund.	21
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	3.74%
Net Asset Value	3.70
S&P 500 Value Index	3.78
Large-Cap Value Funds Average	3.20
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	8.23%
Net Asset Value	8.22
S&P 500 Growth Index	8.29
Large-Cap Growth Funds Average	7.71
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P 500 Value Index Fund
ETF Shares	$88.54	$90.85	$0.941	$0.000
Vanguard S&P 500 Growth Index Fund
ETF Shares	$96.99	$104.22	$0.697	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2015, Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund produced positive results. As growth stocks trumped their value counterparts, the Growth Index Fund returned more than 8%, while the Value Index Fund returned almost 4%. (Vanguard 500 Index Fund, which is a blend of growth and value portfolios, is covered in a separate report.) Both funds successfully tracked their target indexes and surpassed the average returns of their peers.

Technology companies were the top contributors to the Growth Index Fund’s return; health care companies added most to the Value Index Fund’s return. Energy holdings detracted significantly from both.

A surge in February powered U.S. stocks

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

Overall returns were powered by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

2

After some ups and downs, international stocks returned about –3% in dollar terms. The dollar’s strength against many foreign currencies, along with various geopolitical issues, restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Conversely, bond prices fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

Market Barometer

	Total Returns
	Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. International bonds that were hedged to eliminate the effect of currency exchange rates produced positive returns.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

Growth stocks outshone their value counterparts

The Vanguard S&P 500 Index Funds provide exposure to some of the biggest companies in the United States. The 500 Index Fund (which, as I mentioned earlier, is covered in a separate report) represents the broader market, and the Growth and Value Index Funds form portfolios from its subsets.

On balance, the market’s larger stocks outpaced their smaller counterparts during the past six months, and growth bested value. In both the Growth and Value Index Funds, most sectors posted positive returns.

Health care stocks were the market’s top performers. The largest contributors to the Value Index Fund’s return, these holdings also lifted the Growth Index Fund. Within the health care industry, new product development, mergers and acquisitions, and strategic alliances boosted pharmaceutical and biotechnology

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Peer Group
	Shares	Average
S&P 500 Value Index Fund	0.15%	1.13%
S&P 500 Growth Index Fund	0.15	1.21

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2015, the annualized expense ratios were: for the S&P 500 Value Index Fund, 0.15%; and for the S&P
500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

4

companies; innovative products and therapies helped medical equipment firms; and health care providers with diverse membership bases and business lines thrived.

The Growth Index Fund’s heavy exposure to technology (the sector accounted for more than 30% of fund assets) added nearly 3 percentage points to its total return. Although the Value Index Fund’s technology stake makes up a far smaller portion of its assets, it too benefited from the sector’s strong results. Tech companies profited from an increase in corporate IT-related spending and a surge in mobile device sales.

Consumer discretionary and consumer staples stocks also added significantly to the funds’ performance. Both sectors gained from a slide in oil prices, which freed up money consumers had previously earmarked for the gas pump. Entertainment companies, retailers, and restaurants led the way among consumer discretionary stocks; in consumer staples, food and drug retailers and household products stood out. Holdings in the financial and industrial sectors also contributed.

Energy was the only sector to post a negative result for both funds. Hurt by tumbling oil prices, stocks in this sector fell across the board, and many industries suffered double-digit losses.

Both ETFs and mutual funds offer opportunities for success

The popularity of exchange-traded funds (ETFs), most of which seek to track an index, has surged over the past decade. We see this as an indication that our message is taking hold: Broad diversification and low costs are keys to long-term success, and indexing is a great way to implement strategies based on those tenets.

As you probably know, ETFs combine the investment characteristics of mutual funds with the trading characteristics of stocks. As with stocks, ETF prices change throughout the day. In contrast, traditional open-end mutual funds are priced once a day, shortly after the market’s close.

Some say that ETFs are more of a trading tool than an investment tool. We don’t think this has to be the case. In fact, we’re seeing much greater use of ETFs as part of long-term plans. Certainly, they are easy to trade. But they are also easy to hold. And, unlike with traditional mutual funds, the investor doing the trading is the one who pays the transaction costs—not the other fund shareholders.

Vanguard ETFs® are simply another share class of our traditional mutual funds. Clients select the share class that best meets their needs. The portfolios are identical. Vanguard research has shown that ETFs and mutual funds perform

5

essentially the same investment function and that investors can use both to create a low-cost, well-diversified portfolio of stocks and bonds. You can read more in Buying on the FACTS: Investors’ Choices Between ETFs and Mutual Funds at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 17, 2015

S&P 500 Value Index Fund

Fund Profile
As of February 28, 2015

Portfolio Characteristics
			DJ
			U.S.
		S&P 500	Total
		Value	Market
	Fund	Index FA Index
Number of Stocks	363	363	3,734
Median Market Cap	$66.0B	$66.0B	$49.0B
Price/Earnings Ratio	17.6x	17.4x	21.4x
Price/Book Ratio	2.0x	2.0x	2.8x
Return on Equity	15.5%	15.4%	17.6%
Earnings Growth Rate	10.7%	10.7%	13.9%
Dividend Yield	2.4%	2.4%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	23%	—	—
Ticker Symbol	VOOV	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	2.28%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	8.3%	8.3%	13.2%
Consumer Staples	10.1	10.1	8.5
Energy	13.8	13.8	7.4
Financials	24.0	24.0	17.4
Health Care	10.2	10.2	14.3
Industrials	12.7	12.7	11.2
Information Technology	6.7	6.7	19.3
Materials	4.1	4.1	3.6
Telecommunication
Services	4.7	4.7	2.1
Utilities	5.4	5.4	3.0

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.2%
Berkshire Hathaway Inc. Multi-Sector Holdings		3.0
General Electric Co.	Industrial
	Conglomerates	3.0
JPMorgan Chase & Co.	Diversified Banks	2.6
Pfizer Inc.	Pharmaceuticals	2.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.3
Chevron Corp.	Integrated Oil & Gas	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.0
Bank of America Corp.	Diversified Banks	1.9
Citigroup Inc.	Diversified Banks	1.8
Top Ten		25.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratio was 0.15%.

7

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the period ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		12.22%	17.12%
Net Asset Value		12.17	17.11

See Financial Highlights for dividend and capital gains information.

8

S&P 500 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (8.3%)
	Ford Motor Co.	116,731	1,907
	Comcast Corp. Class A	25,786	1,531
	General Motors Co.	40,935	1,527
	Target Corp.	19,320	1,484
	McDonald’s Corp.	14,169	1,401
	Johnson Controls Inc.	20,206	1,027
	Twenty-First Century
	Fox Inc. Class A	24,184	846
	Delphi Automotive plc	8,981	708
	Starbucks Corp.	7,490	700
	Carnival Corp.	13,662	601
	Whirlpool Corp.	2,362	501
	TJX Cos. Inc.	7,105	488
	Yum! Brands Inc.	5,839	474
	CBS Corp. Class B	7,811	462
	Kohl’s Corp.	6,129	452
	Time Warner Cable Inc.	2,807	432
	BorgWarner Inc.	6,899	424
	Viacom Inc. Class B	5,493	384
	Macy’s Inc.	5,970	380
	Coach Inc.	8,352	364
	Best Buy Co. Inc.	8,823	336
	Staples Inc.	19,387	325
	Omnicom Group Inc.	3,610	287
	Mattel Inc.	10,267	270
	PVH Corp.	2,496	266
*	News Corp. Class A	15,131	261
*	Dollar General Corp.	3,498	254
	Gannett Co. Inc.	6,850	243
	Darden Restaurants Inc.	3,763	241
	Goodyear Tire & Rubber Co.	8,331	223
*	CarMax Inc.	3,267	219
*	Bed Bath & Beyond Inc.	2,867	214
	L Brands Inc.	2,239	206
	Starwood Hotels & Resorts
	Worldwide Inc.	2,385	192
	Gap Inc.	4,525	188

	Genuine Parts Co.	1,944	187
*	Mohawk Industries Inc.	995	183
	Harley-Davidson Inc.	2,732	174
	Royal Caribbean Cruises Ltd.	2,227	170
	Interpublic Group of Cos. Inc.	6,464	144
	Cablevision Systems Corp.
	Class A	6,635	125
	GameStop Corp. Class A	3,292	122
	PetSmart Inc.	1,447	120
	Family Dollar Stores Inc.	1,517	120
*	Urban Outfitters Inc.	3,033	118
	Ralph Lauren Corp. Class A	826	114
	Newell Rubbermaid Inc.	2,795	110
	Hasbro Inc.	1,755	109
	PulteGroup Inc.	4,757	107
	H&R Block Inc.	2,761	94
	Tiffany & Co.	1,060	94
*	AutoNation Inc.	1,313	81
	Garmin Ltd.	1,575	78
*	Fossil Group Inc.	476	41
			22,109
Consumer Staples (10.1%)
	Wal-Mart Stores Inc.	47,903	4,021
	Procter & Gamble Co.	41,798	3,558
	Coca-Cola Co.	52,609	2,278
	Walgreens Boots Alliance
	Inc.	26,444	2,197
	Costco Wholesale Corp.	13,278	1,951
	Mondelez International Inc.
	Class A	50,953	1,882
	PepsiCo Inc.	18,157	1,797
	Philip Morris International
	Inc.	21,206	1,759
	Archer-Daniels-Midland Co.	19,527	935
	Colgate-Palmolive Co.	10,654	755
	Sysco Corp.	17,831	695
	Whole Foods Market Inc.	10,912	616
	Kraft Foods Group Inc.	8,930	572
	Kroger Co.	7,895	562

9

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Kimberly-Clark Corp.	4,971	545
	General Mills Inc.	9,157	493
	Tyson Foods Inc. Class A	8,880	367
	JM Smucker Co.	3,090	356
	ConAgra Foods Inc.	7,854	275
	Kellogg Co.	3,900	251
	Estee Lauder Cos. Inc.
	Class A	2,991	247
	Clorox Co.	1,646	179
	Hershey Co.	1,703	177
	Coca-Cola Enterprises Inc.	3,236	150
	McCormick & Co. Inc.	1,762	133
	Avon Products Inc.	13,183	112
	Campbell Soup Co.	2,284	106
	Hormel Foods Corp.	1,757	103
			27,072
Energy (13.8%)
	Exxon Mobil Corp.	128,434	11,372
	Chevron Corp.	57,337	6,117
	ConocoPhillips	37,334	2,434
	Occidental Petroleum Corp.	23,519	1,832
	Schlumberger Ltd.	20,686	1,741
	Phillips 66	16,789	1,317
	Halliburton Co.	25,704	1,104
	Valero Energy Corp.	15,810	975
	Marathon Petroleum Corp.	8,499	892
	Baker Hughes Inc.	13,124	820
	Apache Corp.	11,419	752
	Devon Energy Corp.	11,664	718
	National Oilwell Varco Inc.	13,060	710
	Anadarko Petroleum Corp.	7,374	621
	Hess Corp.	7,708	579
	Marathon Oil Corp.	20,470	570
	Noble Energy Inc.	11,567	546
	Tesoro Corp.	3,826	351
	Spectra Energy Corp.	9,556	339
*	Southwestern Energy Co.	11,502	289
	ONEOK Inc.	6,310	279
	Chesapeake Energy Corp.	15,720	262
	Murphy Oil Corp.	5,061	258
	CONSOL Energy Inc.	6,982	225
	Helmerich & Payne Inc.	3,279	220
	Pioneer Natural Resources
	Co.	1,399	213
	Ensco plc Class A	7,112	174
	Transocean Ltd.	10,312	166
*	Newfield Exploration Co.	4,825	159
*	Cameron International Corp.	3,351	158
	Cimarex Energy Co.	1,296	142
	Noble Corp. plc	7,635	127
	EQT Corp.	1,560	125
	Nabors Industries Ltd.	8,780	113
	QEP Resources Inc.	5,027	108
*	FMC Technologies Inc.	2,270	91

Denbury Resources Inc.	10,700	90
^ Diamond Offshore Drilling
Inc.	2,039	62
		37,051
Financials (24.0%)
* Berkshire Hathaway Inc.
Class B	55,309	8,153
JPMorgan Chase & Co.	113,380	6,948
Bank of America Corp.	318,965	5,043
Citigroup Inc.	91,885	4,817
Wells Fargo & Co.	85,909	4,707
American International
Group Inc.	42,460	2,349
Goldman Sachs Group Inc.	12,286	2,332
MetLife Inc.	34,457	1,751
Morgan Stanley	46,308	1,657
PNC Financial Services
Group Inc.	15,960	1,468
Bank of New York Mellon
Corp.	34,143	1,336
Capital One Financial Corp.	16,863	1,327
US Bancorp	28,222	1,259
ACE Ltd.	10,062	1,147
Prudential Financial Inc.	13,892	1,123
Travelers Cos. Inc.	10,052	1,080
State Street Corp.	12,663	943
CME Group Inc.	9,604	921
American Express Co.	11,066	903
Aflac Inc.	13,667	851
BB&T Corp.	21,847	831
Chubb Corp.	7,153	719
SunTrust Banks Inc.	15,816	648
Prologis Inc.	15,165	648
Hartford Financial Services
Group Inc.	13,088	536
Allstate Corp.	7,506	530
BlackRock Inc.	1,391	517
M&T Bank Corp.	4,005	485
Fifth Third Bancorp	24,994	484
Lincoln National Corp.	7,882	454
Progressive Corp.	16,229	433
Principal Financial Group Inc.	8,284	424
Marsh & McLennan Cos. Inc.	6,565	373
Loews Corp.	9,083	372
KeyCorp	26,287	366
Aon plc	3,633	365
Charles Schwab Corp.	12,204	358
McGraw Hill Financial Inc.	3,047	314
Franklin Resources Inc.	5,823	313
XL Group plc Class A	7,821	283
Huntington Bancshares Inc.	24,703	270
HCP Inc.	6,126	260
Unum Group	7,643	257
Discover Financial Services	4,127	252

10

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Comerica Inc.	5,450	250
	Intercontinental Exchange
	Inc.	1,026	241
	Northern Trust Corp.	3,425	239
	Cincinnati Financial Corp.	4,464	236
	Leucadia National Corp.	9,613	228
	Vornado Realty Trust	2,066	227
	Invesco Ltd.	5,620	226
	Regions Financial Corp.	22,967	221
	T. Rowe Price Group Inc.	2,599	215
	Torchmark Corp.	3,904	208
	NASDAQ OMX Group Inc.	3,563	179
	Zions Bancorporation	6,149	164
	Weyerhaeuser Co.	4,606	162
	Hudson City Bancorp Inc.	14,581	142
	People’s United Financial Inc.	9,333	141
*	E*TRADE Financial Corp.	5,252	137
*	Affiliated Managers Group
	Inc.	623	135
	Assurant Inc.	2,129	130
*	Genworth Financial Inc.
	Class A	15,062	117
	Plum Creek Timber Co. Inc.	2,666	116
			64,321
Health Care (10.2%)
	Pfizer Inc.	191,100	6,559
	Johnson & Johnson	35,657	3,655
	Merck & Co. Inc.	37,181	2,177
	UnitedHealth Group Inc.	14,847	1,687
	Bristol-Myers Squibb Co.	23,647	1,441
	Abbott Laboratories	27,403	1,298
*	Anthem Inc.	8,188	1,199
*	Express Scripts Holding Co.	11,798	1,000
	McKesson Corp.	4,080	933
	Cardinal Health Inc.	10,039	883
	Eli Lilly & Co.	11,590	813
	Humana Inc.	4,651	765
	Aetna Inc.	5,867	584
	Cigna Corp.	4,443	540
	Baxter International Inc.	6,742	466
	Agilent Technologies Inc.	10,109	427
*	Laboratory Corp. of America
	Holdings	3,026	372
*	Boston Scientific Corp.	21,734	367
	Perrigo Co. plc	2,133	329
	Quest Diagnostics Inc.	4,387	308
*	Vertex Pharmaceuticals Inc.	2,117	253
	St. Jude Medical Inc.	3,297	220
	Zimmer Holdings Inc.	1,694	204
*	Endo International plc	2,016	173
	Universal Health Services Inc.
	Class B	1,297	147
*	HCA Holdings Inc.	1,934	138
*	Waters Corp.	885	107
*	Varian Medical Systems Inc.	941	87

DENTSPLY International Inc.	1,635	87
* Tenet Healthcare Corp.	1,489	69
PerkinElmer Inc.	1,366	64
Patterson Cos. Inc.	1,061	53
		27,405
Industrials (12.7%)
General Electric Co.	304,580	7,916
United Technologies Corp.	25,716	3,135
Caterpillar Inc.	18,362	1,522
Boeing Co.	10,055	1,517
Emerson Electric Co.	21,038	1,219
Honeywell International Inc.	11,634	1,196
3M Co.	6,414	1,082
Eaton Corp. plc	14,395	1,022
Raytheon Co.	9,353	1,017
Deere & Co.	10,871	985
United Parcel Service Inc.
Class B	9,091	925
Cummins Inc.	5,154	733
Danaher Corp.	7,974	696
FedEx Corp.	3,596	636
Lockheed Martin Corp.	2,770	554
Parker-Hannifin Corp.	4,509	553
Northrop Grumman Corp.	3,310	549
Ingersoll-Rand plc	8,052	541
Illinois Tool Works Inc.	4,802	475
Stanley Black & Decker Inc.	4,753	467
General Dynamics Corp.	3,152	438
Precision Castparts Corp.	1,988	430
Pentair plc	5,668	377
Dover Corp.	5,011	361
Waste Management Inc.	6,462	352
Norfolk Southern Corp.	3,098	338
L-3 Communications
Holdings Inc.	2,581	334
PACCAR Inc.	5,044	323
Republic Services Inc. Class A	7,650	313
Tyco International plc	6,468	273
Fluor Corp.	4,478	260
Flowserve Corp.	4,135	257
Rockwell Automation Inc.	2,019	236
WW Grainger Inc.	938	222
ADT Corp.	5,286	207
Textron Inc.	4,608	204
Xylem Inc.	5,520	197
Kansas City Southern	1,537	178
* Jacobs Engineering Group Inc.	3,956	175
AMETEK Inc.	2,981	158
Masco Corp.	5,937	156
Roper Industries Inc.	912	153
Ryder System Inc.	1,606	151
Expeditors International of
Washington Inc.	3,100	150
Pitney Bowes Inc.	6,090	141
Rockwell Collins Inc.	1,490	133

11

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Joy Global Inc.	2,974	132
	Fastenal Co.	3,060	127
	Pall Corp.	1,100	111
	Equifax Inc.	1,101	103
*	Quanta Services Inc.	3,504	101
	Snap-on Inc.	599	88
	Allegion plc	1,012	58
	Dun & Bradstreet Corp.	392	52
			34,029
Information Technology (6.6%)
	International Business
	Machines Corp.	27,916	4,521
	Hewlett-Packard Co.	56,605	1,972
	Cisco Systems Inc.	55,835	1,648
	Oracle Corp.	33,359	1,462
	Accenture plc Class A	8,184	737
	Texas Instruments Inc.	11,534	678
	Corning Inc.	22,161	541
	EMC Corp.	17,899	518
	TE Connectivity Ltd.	6,657	480
	Xerox Corp.	32,555	444
*	salesforce.com inc	5,698	395
*	Adobe Systems Inc.	4,451	352
	Applied Materials Inc.	13,291	333
	CA Inc.	9,707	316
	Computer Sciences Corp.	4,259	302
	Juniper Networks Inc.	11,677	279
	Analog Devices Inc.	4,626	271
	Harris Corp.	3,174	247
	Symantec Corp.	9,420	237
	Fidelity National Information
	Services Inc.	3,186	215
	Motorola Solutions Inc.	3,004	204
	KLA-Tencor Corp.	2,746	178
	Paychex Inc.	3,559	177
	NetApp Inc.	4,531	175
	Xilinx Inc.	4,084	173
	Altera Corp.	4,527	168
	Linear Technology Corp.	3,322	160
*	First Solar Inc.	2,286	137
	Western Union Co.	6,971	136
	Microchip Technology Inc.	2,319	119
*	Teradata Corp.	2,185	97
	FLIR Systems Inc.	2,265	73
	Total System Services Inc.	1,603	61
			17,806
Materials (4.1%)
	Dow Chemical Co.	33,602	1,655
	LyondellBasell Industries NV
	Class A	12,604	1,083
	EI du Pont de Nemours & Co.	13,739	1,070
	International Paper Co.	12,849	725
	Freeport-McMoRan Inc.	31,517	682
	Monsanto Co.	4,993	601

	Praxair Inc.	4,154	531
	Alcoa Inc.	35,754	529
	Mosaic Co.	9,573	510
	Nucor Corp.	9,679	455
	Newmont Mining Corp.	15,134	398
	Eastman Chemical Co.	4,507	336
	PPG Industries Inc.	1,415	333
	MeadWestvaco Corp.	5,057	268
	Air Products & Chemicals Inc. 1,690		264
	FMC Corp.	4,042	256
	CF Industries Holdings Inc.	694	212
	Avery Dennison Corp.	2,762	148
	Vulcan Materials Co.	1,600	133
*	Owens-Illinois Inc.	5,001	131
	International Flavors &
	Fragrances Inc.	1,058	129
	Allegheny Technologies Inc.	3,298	111
	Airgas Inc.	936	110
	Sealed Air Corp.	2,309	109
	Ball Corp.	1,290	92
			10,871
Telecommunication Services (4.7%)
	Verizon Communications
	Inc.	125,862	6,224
	AT&T Inc.	157,322	5,437
	CenturyLink Inc.	17,310	655
	Frontier Communications
	Corp.	17,007	136
	Windstream Holdings Inc.	7,495	59
			12,511
Utilities (5.4%)
	Duke Energy Corp.	21,453	1,685
	Southern Co.	27,292	1,250
	Exelon Corp.	26,068	884
	American Electric Power
	Co. Inc.	14,839	854
	PG&E Corp.	14,410	774
	PPL Corp.	20,172	688
	Dominion Resources Inc.	9,387	677
	NextEra Energy Inc.	6,487	671
	Public Service Enterprise
	Group Inc.	15,349	646
	Consolidated Edison Inc.	8,884	561
	Xcel Energy Inc.	15,338	541
	Eversource Energy	9,610	497
	FirstEnergy Corp.	12,765	446
	DTE Energy Co.	5,371	441
	Entergy Corp.	5,470	435
	Edison International	5,529	355
	Sempra Energy	3,155	341
	Ameren Corp.	7,353	312
	CMS Energy Corp.	8,334	293
	CenterPoint Energy Inc.	13,024	271
	AES Corp.	19,897	258

12

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
SCANA Corp.	4,321	246
NRG Energy Inc.	10,247	246
NiSource Inc.	5,077	218
Pinnacle West Capital Corp.	3,352	215
Pepco Holdings Inc.	7,644	207
Wisconsin Energy Corp.	3,482	177
TECO Energy Inc.	7,110	140
AGL Resources Inc.	2,177	107
Integrys Energy Group Inc.	1,311	98
		14,534
Total Common Stocks (Cost $239,967)		267,709
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.134%	24,002	24

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac Discount
Notes, 0.100%, 3/27/15	100	100
Total Temporary Cash Investments
(Cost $124)		124
Total Investments (99.9%)
(Cost $240,091)		267,833
Other Assets and Liabilities (0.1%)
Other Assets		834
Liabilities[3]		(648)
		186
ETF Shares—Net Assets (100%)
Applicable to 2,950,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		268,019
Net Asset Value Per Share—ETF Shares		$90.85

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	241,890
Undistributed Net Investment Income	1,027
Accumulated Net Realized Losses	(2,643)
Unrealized Appreciation (Depreciation)
Investment Securities	27,742
Futures Contracts	3
Net Assets	268,019

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $24,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $24,000 of collateral received for securities on loan. The fund received additional collateral of $2,000 on the next business day.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

13

S&P 500 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	2,994
Interest[1]	1
Securities Lending	1
Total Income	2,996
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative	112
Marketing and Distribution	21
Custodian Fees	14
Shareholders’ Reports	4
Total Expenses	170
Net Investment Income	2,826
Realized Net Gain (Loss)
Investment Securities Sold	11,874
Futures Contracts	(1)
Realized Net Gain (Loss)	11,873
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,758)
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	(2,755)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,944
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,826	3,489
Realized Net Gain (Loss)	11,873	9,485
Change in Unrealized Appreciation (Depreciation)	(2,755)	17,639
Net Increase (Decrease) in Net Assets Resulting from Operations	11,944	30,613
Distributions
Net Investment Income	(2,618)	(3,246)
Realized Capital Gain	—	—
Total Distributions	(2,618)	(3,246)
Capital Share Transactions
Issued	100,236	94,133
Issued in Lieu of Cash Distributions	—	—
Redeemed	(45,185)	(35,817)
Net Increase (Decrease) from Capital Share Transactions	55,051	58,316
Total Increase (Decrease)	64,377	85,683
Net Assets
Beginning of Period	203,642	117,959
End of Period[1]	268,019	203,642
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,027,000 and $819,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
		Year Ended August 31,
	February 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$88.54	$73.72	$61.42	$53.59	$49.93
Investment Operations
Net Investment Income	.933	1.702	1.584	1.329	1.051
Net Realized and Unrealized Gain (Loss)
on Investments	2.318	14.824	12.242	7.734	3.454
Total from Investment Operations	3.251	16.526	13.826	9.063	4.505
Distributions
Dividends from Net Investment Income	(.941)	(1.706)	(1.526)	(1.233)	(.845)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.941)	(1.706)	(1.526)	(1.233)	(.845)
Net Asset Value, End of Period	$90.85	$88.54	$73.72	$61.42	$53.59

Total Return	3.70%	22.64%	22.79%	17.16%	8.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$268	$204	$118	$52	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	2.45%	2.31%	2.45%	2.43%	2.25%[2]
Portfolio Turnover Rate [3]	23%	25%	25%	20%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of February 28, 2015; subsequently, Institutional Shares were issued on March 3, 2015. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

17

S&P 500 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

S&P 500 Value Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $23,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	267,709	—	—
Temporary Cash Investments	24	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	267,732	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2015	3	315	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

19

S&P 500 Value Index Fund

During the six months ended February 28, 2015, the fund realized $12,545,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $1,971,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $240,091,000. Net unrealized appreciation of investment securities for tax purposes was $27,742,000, consisting of unrealized gains of $31,343,000 on securities that had risen in value since their purchase and $3,601,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $150,465,000 of investment securities and sold $95,324,000 of investment securities, other than temporary cash investments. Purchases and sales include $100,210,000 and $43,364,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 28, 2015	August 31, 2014
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	1,150	1,150
Issued in Lieu of Cash Distributions	—	—
Redeemed	(500)	(450)
Net Increase (Decrease) in Shares Outstanding	650	700

H. Other than the issuance of Institutional Shares discussed above, management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

20

S&P 500 Growth Index Fund

Fund Profile
As of February 28, 2015

Portfolio Characteristics
			DJ
			U.S.
		S&P 500	Total
		Growth	Market
	Fund	Index FA Index
Number of Stocks	322	322	3,734
Median Market Cap	$96.2B	$96.2B	$49.0B
Price/Earnings Ratio	23.2x	23.2x	21.4x
Price/Book Ratio	4.7x	4.7x	2.8x
Return on Equity	22.4%	22.1%	17.6%
Earnings Growth Rate	16.6%	16.6%	13.9%
Dividend Yield	1.6%	1.6%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.49%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P 500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary	16.2%	16.2%	13.2%
Consumer Staples	9.5	9.5	8.5
Energy	3.0	3.0	7.4
Financials	8.8	8.8	17.4
Health Care	18.8	18.8	14.3
Industrials	8.2	8.2	11.2
Information Technology	31.8	31.8	19.3
Materials	2.6	2.6	3.6
Telecommunication
Services	0.2	0.2	2.1
Utilities	0.9	0.9	3.0

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	7.7%
Microsoft Corp.	Systems Software	3.7
Google Inc.	Internet Software &
	Services	3.2
Johnson & Johnson	Pharmaceuticals	1.7
Facebook Inc.	Internet Software &
	Services	1.7
Walt Disney Co.	Movies &
	Entertainment	1.6
Intel Corp.	Semiconductors	1.6
Gilead Sciences Inc.	Biotechnology	1.6
Home Depot Inc.	Home Improvement
	Retail	1.5
Amazon.com Inc.	Internet Retail	1.5
Top Ten		25.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratio was 0.15%.

21

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the period ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		14.79%	19.17%
Net Asset Value		14.73	19.15

See Financial Highlights for dividend and capital gains information.

22

S&P 500 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (16.2%)
	Walt Disney Co.	80,102	8,337
	Home Depot Inc.	67,664	7,764
*	Amazon.com Inc.	19,494	7,411
	Comcast Corp. Class A	88,629	5,263
	Lowe’s Cos. Inc.	49,955	3,701
	Time Warner Inc.	43,052	3,524
	NIKE Inc. Class B	35,831	3,480
*	Priceline Group Inc.	2,689	3,328
	McDonald’s Corp.	25,984	2,570
	Starbucks Corp.	25,744	2,407
*	DIRECTV	25,788	2,285
	Twenty-First Century Fox
	Inc. Class A	54,268	1,899
	TJX Cos. Inc.	23,346	1,603
	Time Warner Cable Inc.	9,651	1,487
*	Netflix Inc.	3,094	1,469
	VF Corp.	17,740	1,360
	Ross Stores Inc.	10,774	1,140
*	O’Reilly Automotive Inc.	5,213	1,085
*	Chipotle Mexican Grill Inc.
	Class A	1,592	1,059
*	AutoZone Inc.	1,646	1,058
	Yum! Brands Inc.	12,588	1,021
	Marriott International Inc.
	Class A	10,921	908
*	Dollar Tree Inc.	10,567	842
	L Brands Inc.	8,842	812
*	Michael Kors Holdings Ltd.	10,579	713
*	Dollar General Corp.	9,667	702
	Viacom Inc. Class B	9,681	677
	CBS Corp. Class B	11,269	666
*	Under Armour Inc. Class A	8,563	659
	Tractor Supply Co.	6,985	616
	Wynn Resorts Ltd.	4,163	593
	Nordstrom Inc.	7,235	582
	Wyndham Worldwide Corp.	6,333	579
	Omnicom Group Inc.	6,630	527

*	TripAdvisor Inc.	5,728	511
	Macy’s Inc.	7,633	486
	Harman International
	Industries Inc.	3,520	486
	DR Horton Inc.	17,052	466
	Expedia Inc.	5,071	465
	Lennar Corp. Class A	9,176	461
	Genuine Parts Co.	4,556	438
*	Discovery Communications
	Inc.	14,041	428
	Starwood Hotels & Resorts
	Worldwide Inc.	5,138	413
	Harley-Davidson Inc.	6,386	406
	Scripps Networks Interactive
	Inc. Class A	5,214	377
*	CarMax Inc.	5,534	371
	Royal Caribbean Cruises Ltd.	4,808	367
	Newell Rubbermaid Inc.	9,194	361
	Tiffany & Co.	3,990	352
*	Bed Bath & Beyond Inc.	4,664	348
	H&R Block Inc.	9,474	324
	Leggett & Platt Inc.	7,074	319
*	Mohawk Industries Inc.	1,495	276
	Gap Inc.	6,032	251
*	Discovery Communications
	Inc. Class A	7,631	247
	Ralph Lauren Corp. Class A	1,712	235
	Interpublic Group of Cos. Inc. 10,530		235
	PetSmart Inc.	2,655	220
	PulteGroup Inc.	9,091	205
	Family Dollar Stores Inc.	2,372	187
	Hasbro Inc.	2,847	177
	Garmin Ltd.	3,527	175
*	Fossil Group Inc.	1,500	129
*	AutoNation Inc.	1,616	99
			81,942
Consumer Staples (9.5%)
	CVS Health Corp.	58,861	6,114
	Procter & Gamble Co.	67,984	5,788
	Altria Group Inc.	101,482	5,712

23

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Coca-Cola Co.	113,349	4,908
	PepsiCo Inc.	46,107	4,564
	Philip Morris International
	Inc.	43,877	3,640
	Colgate-Palmolive Co.	25,954	1,838
	Lorillard Inc.	18,486	1,265
	Reynolds American Inc.	15,822	1,196
	Kimberly-Clark Corp.	10,711	1,175
	Mead Johnson Nutrition Co.	10,374	1,087
*	Monster Beverage Corp.	7,406	1,045
*	Constellation Brands Inc.
	Class A	8,622	989
	Kraft Foods Group Inc.	15,117	968
	Kroger Co.	11,859	844
	General Mills Inc.	15,510	834
	Keurig Green Mountain Inc.	6,242	796
	Dr Pepper Snapple Group Inc.	9,989	787
	Brown-Forman Corp. Class B	8,039	737
	Molson Coors Brewing Co.
	Class B	8,192	622
	Estee Lauder Cos. Inc.
	Class A	6,443	533
	Hershey Co.	4,716	489
	Clorox Co.	3,857	419
	Kellogg Co.	6,345	409
	ConAgra Foods Inc.	8,517	298
	McCormick & Co. Inc.	3,656	276
	Coca-Cola Enterprises Inc.	5,941	275
	Campbell Soup Co.	5,339	249
	Hormel Foods Corp.	3,937	230
			48,087
Energy (3.0%)
	Kinder Morgan Inc.	87,241	3,578
	Schlumberger Ltd.	31,053	2,613
	EOG Resources Inc.	28,137	2,525
	Williams Cos. Inc.	34,540	1,694
	Anadarko Petroleum Corp.	13,523	1,139
	Pioneer Natural Resources
	Co.	5,278	805
	Spectra Energy Corp.	18,271	649
	Cabot Oil & Gas Corp.	21,221	615
	Range Resources Corp.	8,667	429
	EQT Corp.	5,138	410
*	FMC Technologies Inc.	8,170	326
	Cimarex Energy Co.	2,288	251
*	Cameron International Corp.	4,465	210
			15,244
Financials (8.8%)
	Wells Fargo & Co.	96,956	5,312
	Simon Property Group Inc.	15,958	3,038
	American Express Co.	26,956	2,199
	American Tower Corporation	21,418	2,123
	US Bancorp	44,101	1,967
	BlackRock Inc.	4,186	1,555

	Crown Castle International
	Corp.	17,143	1,480
	Public Storage	7,450	1,469
	Equity Residential	18,606	1,433
	Health Care REIT Inc.	17,693	1,364
	Ameriprise Financial Inc.	9,476	1,266
	Ventas Inc.	16,434	1,224
	AvalonBay Communities Inc.	6,779	1,141
	Charles Schwab Corp.	38,351	1,125
	Boston Properties Inc.	7,861	1,080
	Discover Financial Services	16,309	995
	Intercontinental Exchange
	Inc.	4,055	954
	Marsh & McLennan Cos. Inc.	16,675	949
	General Growth Properties
	Inc.	32,240	935
	Moody’s Corp.	9,431	914
	McGraw Hill Financial Inc.	8,790	906
	Aon plc	8,498	853
	Host Hotels & Resorts Inc.	38,909	817
	T. Rowe Price Group Inc.	8,929	738
	Essex Property Trust Inc.	3,286	731
	Weyerhaeuser Co.	19,130	672
	Allstate Corp.	8,837	624
	Macerich Co.	7,221	604
	Vornado Realty Trust	5,471	602
	HCP Inc.	13,214	560
	Kimco Realty Corp.	21,139	556
	Franklin Resources Inc.	10,275	553
	Invesco Ltd.	12,617	508
*	CBRE Group Inc. Class A	14,366	492
	Navient Corp.	21,076	451
*	Affiliated Managers Group
	Inc.	1,801	390
	Northern Trust Corp.	5,578	390
*	Iron Mountain Inc.	9,581	352
	Regions Financial Corp.	31,824	306
	Legg Mason Inc.	5,159	295
	Plum Creek Timber Co. Inc.	4,520	196
*	E*TRADE Financial Corp.	5,935	155
	Apartment Investment &
	Management Co.	3,925	148
			44,422
Health Care (18.8%)
	Johnson & Johnson	83,358	8,545
*	Gilead Sciences Inc.	77,462	8,020
	Amgen Inc.	39,057	6,160
*	Medtronic plc	72,766	5,646
*	Celgene Corp.	41,009	4,984
*	Biogen Idec Inc.	12,126	4,967
	AbbVie Inc.	81,806	4,949
	Merck & Co. Inc.	83,436	4,884
*	Actavis plc	13,609	3,965
	Allergan Inc.	15,296	3,560
	Bristol-Myers Squibb Co.	45,141	2,750

24

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	UnitedHealth Group Inc.	24,148	2,744
	Thermo Fisher Scientific Inc.	20,540	2,670
	Eli Lilly & Co.	30,689	2,153
*	Alexion Pharmaceuticals Inc.	10,181	1,836
*	Regeneron Pharmaceuticals
	Inc.	3,810	1,577
*	Express Scripts Holding Co.	17,712	1,502
	Abbott Laboratories	30,926	1,465
	Stryker Corp.	15,345	1,454
	Becton Dickinson and Co.	9,858	1,446
	Zoetis Inc.	25,742	1,186
	McKesson Corp.	5,002	1,144
	Baxter International Inc.	16,418	1,135
*	Cerner Corp.	15,605	1,125
*	Mylan Inc.	19,217	1,102
	AmerisourceBergen Corp.
	Class A	10,669	1,096
*	Vertex Pharmaceuticals Inc.	8,768	1,047
*	Intuitive Surgical Inc.	1,862	931
*	HCA Holdings Inc.	12,311	881
	Aetna Inc.	8,135	810
*	Hospira Inc.	8,695	761
*	Edwards Lifesciences Corp.	5,498	731
	Cigna Corp.	5,914	719
	Zimmer Holdings Inc.	5,830	702
*	Mallinckrodt plc	5,979	698
*	DaVita HealthCare Partners
	Inc.	8,833	659
	CR Bard Inc.	3,850	651
*	CareFusion Corp.	10,477	630
	St. Jude Medical Inc.	9,108	607
	Perrigo Co. plc	3,616	559
*	Boston Scientific Corp.	31,349	530
*	Endo International plc	5,120	438
*	Waters Corp.	2,782	335
*	Varian Medical Systems Inc.	3,546	330
	Universal Health Services Inc.
	Class B	2,481	281
	DENTSPLY International Inc.	4,507	239
	PerkinElmer Inc.	3,484	164
	Patterson Cos. Inc.	2,598	130
*	Tenet Healthcare Corp.	2,526	117
			95,015
Industrials (8.2%)
	Union Pacific Corp.	45,651	5,490
	3M Co.	22,045	3,718
	Boeing Co.	17,023	2,568
	Honeywell International Inc.	20,500	2,107
	United Parcel Service Inc.
	Class B	20,401	2,075
	Delta Air Lines Inc.	42,972	1,913
	Lockheed Martin Corp.	9,101	1,821
	CSX Corp.	51,108	1,754
	Danaher Corp.	17,893	1,562
	Southwest Airlines Co.	34,851	1,507

	General Dynamics Corp.	10,831	1,503
	FedEx Corp.	7,440	1,317
	Norfolk Southern Corp.	10,646	1,162
	Illinois Tool Works Inc.	10,349	1,023
	Precision Castparts Corp.	3,956	856
	Northrop Grumman Corp.	4,774	791
	Nielsen NV	16,643	752
	PACCAR Inc.	9,641	617
	Roper Industries Inc.	3,602	604
	Waste Management Inc.	10,941	596
*	Stericycle Inc.	4,364	589
	CH Robinson Worldwide Inc.	7,521	559
*	United Rentals Inc.	5,129	477
	Tyco International plc	10,536	445
	Robert Half International Inc.	6,984	433
	Rockwell Automation Inc.	3,559	417
	Cintas Corp.	4,988	416
	Equifax Inc.	4,338	405
	AMETEK Inc.	7,581	403
	Rockwell Collins Inc.	4,303	383
	Fastenal Co.	8,828	367
	Pall Corp.	3,612	364
	WW Grainger Inc.	1,529	362
	Kansas City Southern	3,064	355
	Snap-on Inc.	1,970	290
	Textron Inc.	6,383	283
	Expeditors International of
	Washington Inc.	4,662	225
	Masco Corp.	8,237	216
	Allegion plc	3,198	185
	Dun & Bradstreet Corp.	1,181	156
*	Quanta Services Inc.	5,256	151
			41,217
Information Technology (31.8%)
	Apple Inc.	301,131	38,683
	Microsoft Corp.	423,230	18,559
*	Facebook Inc. Class A	107,357	8,478
	Intel Corp.	248,253	8,254
*	Google Inc. Class A	14,636	8,235
*	Google Inc. Class C	14,623	8,165
	Visa Inc. Class A	25,079	6,804
	QUALCOMM Inc.	85,367	6,190
	Cisco Systems Inc.	168,037	4,959
	Oracle Corp.	109,621	4,804
	MasterCard Inc. Class A	50,314	4,535
*	eBay Inc.	58,049	3,362
	Automatic Data Processing
	Inc.	24,751	2,199
	EMC Corp.	74,184	2,147
	Texas Instruments Inc.	34,711	2,041
*	Yahoo! Inc.	45,238	2,003
*	Cognizant Technology
	Solutions Corp. Class A	31,266	1,954
*	Micron Technology Inc.	55,117	1,690

25

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Avago Technologies Ltd.
	Class A	12,986	1,657
	Accenture plc Class A	18,366	1,653
	Intuit Inc.	14,660	1,431
*	salesforce.com inc	20,489	1,422
*	Adobe Systems Inc.	16,786	1,328
	Broadcom Corp. Class A	27,660	1,251
	Western Digital Corp.	11,210	1,199
	Seagate Technology plc	16,812	1,028
	Applied Materials Inc.	40,063	1,004
*	Fiserv Inc.	12,534	979
*	Alliance Data Systems Corp.	3,283	914
*	Electronic Arts Inc.	15,976	913
	SanDisk Corp.	11,337	906
	Amphenol Corp. Class A	15,900	898
*	Autodesk Inc.	11,690	751
	TE Connectivity Ltd.	9,611	693
	Corning Inc.	28,325	691
	Lam Research Corp.	8,167	673
*	Red Hat Inc.	9,651	667
*	Akamai Technologies Inc.	9,144	636
	Fidelity National Information
	Services Inc.	9,186	621
	NVIDIA Corp.	26,530	585
	Paychex Inc.	10,739	535
*	Citrix Systems Inc.	8,270	527
	Symantec Corp.	19,502	491
	Analog Devices Inc.	8,155	477
*	F5 Networks Inc.	3,791	448
*	VeriSign Inc.	5,600	358
	Microchip Technology Inc.	6,402	328
	NetApp Inc.	8,328	322
	Motorola Solutions Inc.	4,704	320
	Linear Technology Corp.	6,618	319
	Altera Corp.	7,986	296
	Western Union Co.	15,037	293
	Xilinx Inc.	6,659	282
	KLA-Tencor Corp.	3,803	247
	Total System Services Inc.	5,782	221
*	Teradata Corp.	4,167	185
	FLIR Systems Inc.	3,403	110
			160,721
Materials (2.6%)
	Monsanto Co.	16,404	1,975
	EI du Pont de Nemours &
	Co.	23,258	1,811
	Ecolab Inc.	13,869	1,602
	Sherwin-Williams Co.	4,190	1,195
	PPG Industries Inc.	4,651	1,095
	Air Products & Chemicals Inc.	7,011	1,095
	Praxair Inc.	7,935	1,015
	Sigma-Aldrich Corp.	6,119	845

Martin Marietta Materials Inc.	3,181	453
CF Industries Holdings Inc.	1,380	422
Ball Corp.	4,854	348
Vulcan Materials Co.	4,061	337
Sealed Air Corp.	6,945	327
International Flavors &
Fragrances Inc.	2,370	289
Airgas Inc.	1,865	219
		13,028
Telecommunication Services (0.2%)
* Level 3 Communications Inc.	14,328	772
Frontier Communications
Corp.	22,656	181
Windstream Holdings Inc.	18,272	144
		1,097
Utilities (0.8%)
NextEra Energy Inc.	11,430	1,183
Dominion Resources Inc.	14,091	1,016
Sempra Energy	6,527	706
Edison International	7,368	473
NiSource Inc.	7,629	327
Wisconsin Energy Corp.	5,680	290
Integrys Energy Group Inc.	1,892	141
AGL Resources Inc.	2,464	121
		4,257
Total Common Stocks (Cost $415,842)		505,030
Temporary Cash Investments (0.0%)[1]

	Face
Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Freddie Mac Discount
Notes, 0.100%, 3/27/15	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (99.9%)
(Cost $415,942)		505,130
Other Assets and Liabilities (0.1%)
Other Assets		789
Liabilities		(461)
		328
ETF Shares—Net Assets (100%)
Applicable to 4,850,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		505,458
Net Asset Value Per Share—ETF Shares		$104.22

26

S&P 500 Growth Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	418,095
Undistributed Net Investment Income	1,467
Accumulated Net Realized Losses	(3,296)
Unrealized Appreciation (Depreciation)
Investment Securities	89,188
Futures Contracts	4
Net Assets	505,458

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P 500 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	3,810
Securities Lending	1
Total Income	3,811
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative	202
Marketing and Distribution	35
Custodian Fees	19
Shareholders’ Reports	8
Total Expenses	295
Net Investment Income	3,516
Realized Net Gain (Loss)
Investment Securities Sold	6,620
Futures Contracts	2
Realized Net Gain (Loss)	6,622
Change in Unrealized Appreciation (Depreciation)
Investment Securities	25,997
Futures Contracts	4
Change in Unrealized Appreciation (Depreciation)	26,001
Net Increase (Decrease) in Net Assets Resulting from Operations	36,139

See accompanying Notes, which are an integral part of the Financial Statements.

28

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,516	3,501
Realized Net Gain (Loss)	6,622	8,182
Change in Unrealized Appreciation (Depreciation)	26,001	39,859
Net Increase (Decrease) in Net Assets Resulting from Operations	36,139	51,542
Distributions
Net Investment Income	(2,854)	(3,181)
Realized Capital Gain	—	—
Total Distributions	(2,854)	(3,181)
Capital Share Transactions
Issued	187,493	168,869
Issued in Lieu of Cash Distributions	—	—
Redeemed	(40,235)	(39,160)
Net Increase (Decrease) from Capital Share Transactions	147,258	129,709
Total Increase (Decrease)	180,543	178,070
Net Assets
Beginning of Period	324,915	146,845
End of Period[1]	505,458	324,915
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,467,000 and $805,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
		Year Ended August 31,
	February 28,				Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.99	$77.29	$68.43	$58.81	$50.23
Investment Operations
Net Investment Income	.760	1.257	1.291	1.135	.797
Net Realized and Unrealized Gain (Loss)
on Investments	7.167	19.715	8.848	9.543	8.414
Total from Investment Operations	7.927	20.972	10.139	10.678	9.211
Distributions
Dividends from Net Investment Income	(.697)	(1.272)	(1.279)	(1.058)	(.631)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.697)	(1.272)	(1.279)	(1.058)	(.631)
Net Asset Value, End of Period	$104.22	$96.99	$77.29	$68.43	$58.81

Total Return	8.22%	27.33%	15.00%	18.38%	18.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$505	$325	$147	$96	$56
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.67%	1.56%	1.81%	1.82%	1.63%[2]
Portfolio Turnover Rate [3]	22%	23%	24%	22%	26%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of February 28, 2015. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

31

S&P 500 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

32

S&P 500 Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	505,030	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	505,029	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2015	2	210	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

33

S&P 500 Growth Index Fund

During the six months ended February 28, 2015, the fund realized $8,007,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $1,911,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $415,942,000. Net unrealized appreciation of investment securities for tax purposes was $89,188,000, consisting of unrealized gains of $91,405,000 on securities that had risen in value since their purchase and $2,217,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $264,231,000 of investment securities and sold $116,580,000 of investment securities, other than temporary cash investments. Purchases and sales include $182,128,000 and $35,727,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 28, 2015	August 31, 2014
	Shares	Shares
	(000)	(000)
ETF Shares
Issued	1,900	1,900
Issued in Lieu of Cash Distributions	—	—
Redeemed	(400)	(450)
Net Increase (Decrease) in Shares Outstanding	1,500	1,450

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

34

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

35

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,036.99	$0.76
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,082.16	$0.77
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.15%; and for the S&P 500 Growth Index Fund, 0.15%. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

36

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

37

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

38

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
Mark Loughridge	investment companies served by The Vanguard Group;
Born 1953. Trustee Since March 2012. Principal	Treasurer of each of the investment companies served
Occupation(s) During the Past Five Years and Other	by The Vanguard Group (1998–2008).
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology	Kathryn J. Hyatt
services); Fiduciary Member of IBM’s Retirement Plan	Born 1955. Treasurer Since November 2008. Principal
Committee (2004–2013); Director of the Dow Chemical	Occupation(s) During the Past Five Years and Other
Company; Member of the Council on Chicago Booth.	Experience: Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies served
Scott C. Malpass	by The Vanguard Group; Assistant Treasurer of each of
Born 1962. Trustee Since March 2012. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years and Other	Group (1988–2008).
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant	Heidi Stam
Professor of Finance at the Mendoza College of	Born 1956. Secretary Since July 2005. Principal
Business at Notre Dame; Member of the Notre Dame	Occupation(s) During the Past Five Years and Other
403(b) Investment Committee; Board Member of	Experience: Managing Director of The Vanguard
TIFF Advisory Services, Inc., and Catholic Investment	Group, Inc.; General Counsel of The Vanguard Group;
Services, Inc. (investment advisors); Member of	Secretary of The Vanguard Group and of each of the
the Investment Advisory Committee of Major	investment companies served by The Vanguard Group;
League Baseball.	Director and Senior Vice President of Vanguard
Marketing Corporation.
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18402 042015

Semiannual Report | February 28, 2015

Vanguard S&P Small-Cap 600 Index Funds
Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
S&P Small-Cap 600 Index Fund.	8
S&P Small-Cap 600 Value Index Fund.	28
S&P Small-Cap 600 Growth Index Fund.	46
About Your Fund’s Expenses.	60
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended February 28, 2015
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	6.34%
ETF Shares
Market Price	6.39
Net Asset Value	6.30
S&P SmallCap 600 Index	6.37
Small-Cap Core Funds Average	3.46
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
Institutional Shares (Inception: 11/19/2014)	4.28%
ETF Shares
Market Price	4.13
Net Asset Value	4.02
S&P SmallCap 600 Value Index	4.13
Small-Cap Value Funds Average	1.10
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	8.55%
Net Asset Value	8.47
S&P SmallCap 600 Growth Index	8.61
Small-Cap Growth Funds Average	7.74
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573;
8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.

Chairman’s Letter

Dear Shareholder,

U.S. stocks logged modest gains for the six months ended February 28, 2015. Large-capitalization stocks slightly outperformed those of small companies.

Returns for the Vanguard S&P Small-Cap 600 Index Funds ranged from 8.47% for the Growth Fund to 4.02% for the Value Fund. Vanguard S&P Small-Cap 600 Index Fund, which encompasses both growth and value stocks, fell in between, with a return of 6.30%. (The returns cited in this letter are for ETF Shares based on net asset value.)

Each fund achieved its objective of closely tracking the performance of its target index, and each outpaced the average return of its peer group.

As we announced earlier, the three S&P Small-Cap 600 Index Funds and 21 other funds in Vanguard’s lineup will begin paying a dividend each quarter rather than once a year. The change, which will take effect in the third quarter of 2015, should align distributions more closely with those of the other Vanguard stock index funds and help the funds operate more efficiently.

A surge in February powered U.S. stocks

U.S. stocks performed solidly but unevenly over the six months. Despite declines in two of those months and flat returns in another, the broad U.S. stock market ended the period up about 6%.

Overall returns were propelled by a robust advance in February, when the broad market recorded its largest monthly gain since October 2011. Investors were cheered by stabilization in oil prices and guidance from the Federal Reserve that it wouldn’t raise interest rates prematurely.

After some ups and downs, international stocks returned about –3% in dollar terms. In addition to the dollar’s strength, various geopolitical issues restrained results. Stocks in emerging markets and the developed markets of the Pacific region and Europe backtracked, with emerging markets faring the worst. In local currency terms, though, international stocks rose.

Bonds notched positive results despite early and late retreats

The broad U.S. taxable bond market returned 2.25%, although bond prices declined over the period’s first and final months. When the stock market turned volatile, investors favored the relative safety offered by bonds, which also benefited from various global stimulus programs.

Bond prices then fell in February as the Fed suggested that a midyear interest rate increase was an option if the economy continued to perform well. The yield of the 10-year Treasury note ended February at 2.03%, down from 2.34% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended February 28, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.00%	14.88%	16.39%
Russell 2000 Index (Small-caps)	5.70	5.63	15.97
Russell 3000 Index (Broad U.S. market)	5.98	14.12	16.36
FTSE All-World ex US Index (International)	-3.34	1.69	6.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.25%	5.05%	4.29%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.21	6.49	5.00
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-1.32%	-0.03%	1.61%

Municipal bonds, which returned 2.21%, lost some steam toward the end of the period amid increased bond issuance and the prospect of higher interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –9.54%, weighed down by the weakness of foreign currencies relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

Money market funds and savings accounts provided scant returns as the Fed’s target for short-term rates remained at 0%–0.25%.

Health care stocks showed vigor, but energy companies slumped

Although large- and small-company stocks performed similarly over the six months, the story was different for growth stocks versus value. Among small companies, growth stocks—which are considered to have more earnings potential—easily outdistanced their value counterparts, which are viewed as potentially underpriced.

However, even though the returns of the S&P Small-Cap 600 Growth Index Fund and S&P Small-Cap 600 Value Index Fund diverged, health care stocks led the way across the board. The sector, which

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.08%	0.15%	1.29%
S&P Small-Cap 600 Value Index Fund	0.08	0.20	1.35
S&P Small-Cap 600 Growth Index Fund	—	0.20	1.39

The fund expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2015, the annualized expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.08% for
Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF
Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value
Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

returned around 18% or more for all three Vanguard S&P Small-Cap 600 Index Funds, was boosted by merger and acquisition activity and healthy demand for health care equipment and supplies.

Technology companies—especially those in software development and system services—also outpaced the overall results for each of the three funds. The accelerating integration of information technology with business operations raised hopes for continued growth.

Consumer discretionary stocks were another highlight, as investors anticipated increased consumer spending amid rising employment. Lower energy prices were expected to help discretionary spending as well.

Financials, the largest sector in the funds, returned more than 6% for all three. Real estate investment trusts were a bright spot; the drop in interest rates benefited REITs because lower capital costs in a growing economy can help their profit margins. REITs’ regular dividends are also attractive when interest rates are low.

The clear laggard among small-caps was the energy sector. The plunge in oil prices hit energy companies hard, with the sector’s returns ranging from –33% to –43% among the three funds. Small-cap materials stocks also retreated as slowing growth in China and falling commodity prices worried investors.

Both ETFs and mutual funds offer the chance for success

The popularity of exchange-traded funds (ETFs), most of which seek to track an index, has surged over the past decade. We see this as an indication that our message is taking hold: Broad diversification and low costs are keys to long-term success, and indexing is a great way to implement strategies based on those tenets.

As you probably know, ETFs combine the investment characteristics of mutual funds with the trading characteristics of stocks. As with stocks, ETF prices change throughout the day. In contrast, traditional open-end mutual funds are priced once a day, shortly after the market’s close.

Some say ETFs are more of a trading tool than an investment tool. We don’t think this has to be the case. In fact, we’re seeing much greater use of ETFs as part of long-term plans. Certainly, they are easy to trade. But they are also easy to hold. And, unlike with traditional mutual funds, the investor doing the trading is the one who pays the transaction costs—not the other fund shareholders.

Vanguard ETFs® are simply another share class of our traditional mutual funds. Clients select the share class that best meets their needs. The portfolios are identical. Vanguard research has shown that ETFs and mutual funds perform essentially the same investment function, and that investors can use both to create a low-cost, well-diversified portfolio of stocks and bonds. You can read more in Buying on the FACTS: Investors’ Choices Between ETFs and Mutual Funds, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 18, 2015

Your Fund’s Performance at a Glance
August 31, 2014, Through February 28, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	$200.56	$210.90	$2.294	$0.000
ETF Shares	99.81	104.97	1.091	0.000
Vanguard S&P Small-Cap 600 Value Index Fund
Institutional Shares (Inception: 11/19/2014)	$206.40	$212.43	$2.761	$0.000
ETF Shares	98.93	101.61	1.284	0.000
Vanguard S&P Small-Cap 600 Growth Index
Fund
ETF Shares	$101.36	$109.15	$0.758	$0.000

S&P Small-Cap 600 Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSMSX	VIOO
Expense Ratio[1]	0.08%	0.15%
30-Day SEC Yield	1.25%	1.22%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Number of Stocks	601	600	3,734
Median Market Cap	$1.7B	$1.7B	$49.0B
Price/Earnings Ratio	25.5x	25.5x	21.4x
Price/Book Ratio	2.2x	2.2x	2.8x
Return on Equity	11.7%	11.7%	17.6%
Earnings Growth
Rate	13.4%	13.4%	13.9%
Dividend Yield	1.3%	1.3%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	15%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.79
Beta	1.00	1.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MAXIMUS Inc.	Data Processing &
	Outsourced Services	0.6%
West Pharmaceutical
Services Inc.	Health Care Supplies	0.6
Toro Co.	Agricultural & Farm
	Machinery	0.5
Jack in the Box Inc.	Restaurants	0.5
Manhattan Associates
Inc.	Application Software	0.5
Buffalo Wild Wings Inc.	Restaurants	0.5
Cracker Barrel Old
Country Store Inc.	Restaurants	0.5
PAREXEL International	Life Sciences Tools &
Corp.	Services	0.5
EPR Properties	Specialized REITs	0.5
Curtiss-Wright Corp.	Aerospace &
	Defense	0.5
Top Ten		5.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

S&P Small-Cap 600 Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		S&P	Market
		SmallCap	FA
	Fund 600 Index		Index
Consumer
Discretionary	15.4%	15.4%	13.2%
Consumer Staples	3.0	3.0	8.5
Energy	3.6	3.6	7.4
Financials	23.2	23.2	17.4
Health Care	12.1	12.1	14.3
Industrials	16.0	16.0	11.2
Information
Technology	16.9	16.9	19.3
Materials	5.4	5.4	3.6
Telecommunication
Services	0.7	0.7	2.1
Utilities	3.7	3.7	3.0

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/1/2011	5.69%	13.71%
ETF Shares	9/7/2010
Market Price		5.58	19.53
Net Asset Value		5.61	19.53

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.
See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (15.3%)
	Jack in the Box Inc.	22,258	2,152
*	Buffalo Wild Wings Inc.	10,904	2,084
	Cracker Barrel Old Country
	Store Inc.	13,777	2,081
	Wolverine World Wide Inc.	58,514	1,788
	Pool Corp.	25,019	1,731
*	Skechers U.S.A. Inc. Class A	23,623	1,610
	Texas Roadhouse Inc.
	Class A	36,058	1,357
	Men’s Wearhouse Inc.	26,316	1,321
	Marriott Vacations
	Worldwide Corp.	16,373	1,245
	Lithia Motors Inc. Class A	13,172	1,244
	Ryland Group Inc.	26,588	1,210
*	Steven Madden Ltd.	32,604	1,190
*	Helen of Troy Ltd.	15,399	1,180
*	G-III Apparel Group Ltd.	11,014	1,159
	Monro Muffler Brake Inc.	18,199	1,151
	Papa John’s International Inc.	17,138	1,060
	DineEquity Inc.	9,508	1,032
*	Genesco Inc.	13,891	1,020
	Group 1 Automotive Inc.	12,329	1,003
*	Select Comfort Corp.	30,705	986
*	Meritage Homes Corp.	21,393	952
*	Iconix Brand Group Inc.	27,645	934
	Sonic Corp.	29,019	922
*	Pinnacle Entertainment Inc.	34,557	889
	Buckle Inc.	16,169	813
*	Lumber Liquidators Holdings
	Inc.	15,593	809
*	Popeyes Louisiana Kitchen
	Inc.	13,414	805
*	Drew Industries Inc.	13,599	802
	Bob Evans Farms Inc.	13,586	796
*	Dorman Products Inc.	17,671	779
*	Standard Pacific Corp.	86,932	760
	Brown Shoe Co. Inc.	25,194	756

*	Vitamin Shoppe Inc.	17,770	753
	La-Z-Boy Inc.	29,812	744
*	Hibbett Sports Inc.	14,386	704
	Outerwall Inc.	10,894	703
	Children’s Place Inc.	12,204	695
	Finish Line Inc. Class A	27,501	673
*	Red Robin Gourmet Burgers
	Inc.	8,057	673
	Cato Corp. Class A	14,765	655
*	BJ’s Restaurants Inc.	12,438	649
*	Boyd Gaming Corp.	44,842	619
*	Barnes & Noble Inc.	24,573	612
	Interval Leisure Group Inc.	22,612	611
	Sturm Ruger & Co. Inc.	11,121	578
	Scholastic Corp.	15,407	570
*	iRobot Corp.	16,970	557
*	Crocs Inc.	47,334	528
*	Universal Electronics Inc.	9,077	513
	Standard Motor Products Inc.	11,936	500
*	Zumiez Inc.	12,398	481
*	Tuesday Morning Corp.	25,093	476
	Sonic Automotive Inc.
	Class A	19,073	472
	Oxford Industries Inc.	8,311	457
*	Biglari Holdings Inc.	983	428
*	Regis Corp.	25,914	416
	Capella Education Co.	6,234	404
	Callaway Golf Co.	44,889	404
*	EW Scripps Co. Class A	17,370	401
	Ethan Allen Interiors Inc.	14,903	400
	Stage Stores Inc.	18,409	394
*	Scientific Games Corp.
	Class A	28,443	384
*	Strayer Education Inc.	6,248	380
*	FTD Cos. Inc.	10,823	377
	Fred’s Inc. Class A	20,064	375
*	Francesca’s Holdings Corp.	24,511	367
	Winnebago Industries Inc.	15,603	362
*	MarineMax Inc.	14,216	360

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	American Public
	Education Inc.	10,007	324
	Ruth’s Hospitality Group Inc.	20,467	312
*	M/I Homes Inc.	14,178	309
	Nutrisystem Inc.	16,677	287
	Haverty Furniture Cos. Inc.	11,959	276
*	Pep Boys-Manny Moe &
	Jack	31,003	275
	Arctic Cat Inc.	7,503	274
	Movado Group Inc.	10,506	270
	Stein Mart Inc.	16,401	270
*	Unifi Inc.	8,322	269
	Superior Industries
	International Inc.	13,426	261
*	Ruby Tuesday Inc.	35,898	236
	Marcus Corp.	10,637	207
*	Blue Nile Inc.	6,864	206
*	Kirkland’s Inc.	8,620	205
	Harte-Hanks Inc.	24,814	192
*	Aeropostale Inc.	46,039	186
*	Career Education Corp.	34,695	185
	PetMed Express Inc.	11,753	181
*	Perry Ellis International Inc.	6,970	164
*	Quiksilver Inc.	71,396	150
	Big 5 Sporting Goods Corp.	10,534	135
	Universal Technical Institute
	Inc.	12,517	123
*	Monarch Casino & Resort
	Inc.	5,851	106
*	Christopher & Banks Corp.	20,736	104
*	Sizmek Inc.	12,926	102
*	VOXX International Corp.
	Class A	11,608	100
			62,005
Consumer Staples (3.0%)
	Casey’s General Stores Inc.	22,255	1,953
*	Darling Ingredients Inc.	94,879	1,653
^	Sanderson Farms Inc.	11,832	1,008
	Snyder’s-Lance Inc.	29,958	924
	B&G Foods Inc.	30,936	886
	J&J Snack Foods Corp.	8,604	871
	Andersons Inc.	15,468	685
	Cal-Maine Foods Inc.	17,235	649
	WD-40 Co.	7,911	642
	Universal Corp.	13,305	637
	SpartanNash Co.	21,534	572
*	Diamond Foods Inc.	15,104	407
	Calavo Growers Inc.	8,905	374
	Inter Parfums Inc.	9,862	280
*	Central Garden and Pet Co.
	Class A	24,846	240
*	Medifast Inc.	6,501	206
*	Seneca Foods Corp. Class A	4,145	112
			12,099

Energy (3.6%)
	Exterran Holdings Inc.	39,360	1,278
	Bristow Group Inc.	20,291	1,257
*	Carrizo Oil & Gas Inc.	24,442	1,163
*	PDC Energy Inc.	20,671	1,068
	US Silica Holdings Inc.	31,023	1,005
*	SEACOR Holdings Inc.	10,152	736
*	Synergy Resources Corp.	50,981	609
*	Bonanza Creek Energy Inc.	21,671	584
*	Stone Energy Corp.	32,452	550
*	Newpark Resources Inc.	48,606	460
	Green Plains Inc.	19,613	456
	CARBO Ceramics Inc.	11,261	410
*	Hornbeck Offshore Services
	Inc.	18,513	386
*	C&J Energy Services Inc.	26,561	362
*	Cloud Peak Energy Inc.	35,329	293
*	Bill Barrett Corp.	28,763	289
*	Matrix Service Co.	15,401	287
*	Northern Oil and Gas Inc.	33,229	286
*	Penn Virginia Corp.	41,555	276
*	TETRA Technologies Inc.	46,135	275
*	Era Group Inc.	11,220	248
	Gulfmark Offshore Inc.	15,022	247
	Tesco Corp.	20,905	222
*	Contango Oil & Gas Co.	9,238	217
*	Pioneer Energy Services
	Corp.	36,969	197
*	ION Geophysical Corp.	74,209	169
*,^	Approach Resources Inc.	21,176	164
*,^	Arch Coal Inc.	122,992	161
*	Basic Energy Services Inc.	20,418	152
*	Geospace Technologies
	Corp.	7,616	142
*	Rex Energy Corp.	28,504	140
	Comstock Resources Inc.	25,883	135
	Gulf Island Fabrication Inc.	7,736	124
	Paragon Offshore plc	47,885	99
*	PetroQuest Energy Inc.	33,073	97
*	Swift Energy Co.	24,638	77
			14,621
Financials (23.1%)
	EPR Properties	32,926	2,009
	Geo Group Inc.	42,718	1,843
	Sovran Self Storage Inc.	19,449	1,790
	Post Properties Inc.	31,376	1,784
	Medical Properties Trust Inc.	116,637	1,766
	MarketAxess Holdings Inc.	21,535	1,714
	DiamondRock Hospitality
	Co.	112,746	1,633
	Healthcare Realty Trust Inc.	56,561	1,614
	ProAssurance Corp.	32,946	1,482
	Bank of the Ozarks Inc.	40,294	1,475
*	PRA Group Inc.	28,852	1,445
	PrivateBancorp Inc.	40,542	1,408

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Susquehanna Bancshares
	Inc.	104,521	1,402
	United Bankshares Inc.	36,720	1,375
	Kite Realty Group Trust	48,095	1,362
	Acadia Realty Trust	38,946	1,330
	Lexington Realty Trust	120,570	1,306
	FNB Corp.	100,019	1,283
	Cousins Properties Inc.	118,649	1,273
	Wintrust Financial Corp.	26,932	1,268
	American Equity Investment
	Life Holding Co.	43,585	1,242
*	Texas Capital Bancshares
	Inc.	26,378	1,225
	Financial Engines Inc.	29,958	1,207
	EastGroup Properties Inc.	18,418	1,160
	MB Financial Inc.	37,075	1,156
	Chesapeake Lodging Trust	31,656	1,126
	UMB Financial Corp.	21,773	1,122
	Sabra Health Care REIT Inc.	33,959	1,110
	Interactive Brokers Group
	Inc.	33,689	1,074
	Home BancShares Inc.	33,859	1,072
	Evercore Partners Inc.
	Class A	20,750	1,063
	Glacier Bancorp Inc.	43,251	1,051
	RLI Corp.	21,334	1,032
	First Financial Bankshares
	Inc.	36,917	970
	Education Realty Trust Inc.	27,393	960
	Government Properties
	Income Trust	40,539	948
	PS Business Parks Inc.	11,168	929
	Pennsylvania REIT	39,660	903
	Retail Opportunity
	Investments Corp.	53,592	898
	LTC Properties Inc.	20,084	896
	Selective Insurance Group
	Inc.	32,507	885
	American Assets Trust Inc.	21,365	876
	Old National Bancorp	61,623	868
	CVB Financial Corp.	55,480	868
	Columbia Banking System
	Inc.	30,730	866
	Parkway Properties Inc.	48,507	854
	Community Bank System
	Inc.	23,390	831
	Pinnacle Financial Partners
	Inc.	19,074	801
	Associated Estates Realty
	Corp.	33,200	795
*	First Cash Financial
	Services Inc.	16,303	785
	Horace Mann Educators
	Corp.	24,121	777
	Montpelier Re Holdings Ltd.	21,214	765

	National Penn Bancshares
	Inc.	71,207	764
	First Midwest Bancorp Inc.	43,310	741
	Sterling Bancorp	51,623	708
	HFF Inc. Class A	18,831	670
	Astoria Financial Corp.	50,659	665
*	BofI Holding Inc.	7,489	662
	Capstead Mortgage Corp.	55,101	660
	Summit Hotel Properties
	Inc.	49,686	652
	Franklin Street Properties
	Corp.	51,285	648
	Northwest Bancshares Inc.	54,596	645
	Westamerica Bancorporation	14,886	641
	BBCN Bancorp Inc.	45,667	628
	Independent Bank Corp.	14,960	626
	First Financial Bancorp	35,253	614
	NBT Bancorp Inc.	25,119	603
	Boston Private Financial
	Holdings Inc.	47,551	597
	CoreSite Realty Corp.	12,464	591
	Greenhill & Co. Inc.	15,201	588
	Provident Financial
	Services Inc.	30,908	563
*	Encore Capital Group Inc.	13,744	549
	Inland Real Estate Corp.	50,612	542
	Virtus Investment Partners
	Inc.	4,061	536
*	Piper Jaffray Cos.	9,338	511
	Infinity Property & Casualty
	Corp.	6,591	511
	Aviv REIT Inc.	14,113	508
	United Community Banks
	Inc.	25,890	492
	Banner Corp.	11,273	492
	S&T Bancorp Inc.	17,083	484
	LegacyTexas Financial
	Group Inc.	20,837	479
	Stewart Information
	Services Corp.	12,710	478
*	Navigators Group Inc.	6,218	465
*	Investment Technology
	Group Inc.	19,923	449
	AMERISAFE Inc.	10,783	448
	OFG Bancorp	25,589	447
	First Commonwealth
	Financial Corp.	52,528	445
	Employers Holdings Inc.	18,225	430
*	World Acceptance Corp.	5,201	427
	Safety Insurance Group Inc.	7,223	423
	Universal Insurance
	Holdings Inc.	16,669	415
	City Holding Co.	8,808	407
*	First BanCorp	60,353	398
	Brookline Bancorp Inc.	40,392	391

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	Wilshire Bancorp Inc.	40,800	388
	Universal Health Realty
	Income Trust	7,395	376
	Simmons First National Corp.
	Class A	9,178	376
	TrustCo Bank Corp. NY	54,929	371
	Hanmi Financial Corp.	18,476	365
	Southside Bancshares Inc.	12,679	364
	Cardinal Financial Corp.	18,543	363
	Urstadt Biddle Properties Inc.
	Class A	15,957	363
	Central Pacific Financial Corp.	15,787	362
	Cash America International
	Inc.	16,723	361
	Tompkins Financial Corp.	6,839	355
*	Enova International Inc.	15,303	353
	Saul Centers Inc.	6,539	352
	United Fire Group Inc.	12,191	352
	Agree Realty Corp.	9,973	327
*	Green Dot Corp. Class A	20,956	325
	Cedar Realty Trust Inc.	42,477	318
	Oritani Financial Corp.	22,067	316
*	Ezcorp Inc. Class A	28,231	295
*	Forestar Group Inc.	20,238	291
	Getty Realty Corp.	15,104	273
	Dime Community
	Bancshares Inc.	17,508	272
	HCI Group Inc.	5,291	250
	Meadowbrook Insurance
	Group Inc.	26,993	226
	United Insurance Holdings
	Corp.	9,221	225
	CareTrust REIT Inc.	16,134	205
	Bank Mutual Corp.	25,093	180
	Calamos Asset Management
	Inc. Class A	9,876	126
*	eHealth Inc.	10,326	94
	FXCM Inc. Class A	24,593	52
			93,546
Health Care (12.1%)
	West Pharmaceutical
	Services Inc.	40,945	2,241
*	PAREXEL International Corp.	31,696	2,043
*	Amsurg Corp.	27,725	1,666
*	Impax Laboratories Inc.	38,174	1,538
*	Medidata Solutions Inc.	31,256	1,504
*	Haemonetics Corp.	29,597	1,316
*	ABIOMED Inc.	21,205	1,289
*	NuVasive Inc.	27,145	1,242
*	Prestige Brands Holdings
	Inc.	30,082	1,159
*	Molina Healthcare Inc.	18,124	1,154
	Chemed Corp.	9,804	1,142
*	Air Methods Corp.	20,554	1,089
*	Neogen Corp.	21,287	1,089

*	Medicines Co.	37,691	1,084
*	Cyberonics Inc.	15,159	1,038
*	Magellan Health Inc.	15,932	1,021
	Kindred Healthcare Inc.	45,583	967
*	Lannett Co. Inc.	15,216	950
	Cantel Medical Corp.	20,322	923
*	Integra LifeSciences
	Holdings Corp.	14,545	873
*	Acorda Therapeutics Inc.	24,197	819
	CONMED Corp.	15,841	813
*	Masimo Corp.	27,446	809
*	ExamWorks Group Inc.	19,605	792
*	Greatbatch Inc.	14,384	764
	Select Medical Holdings
	Corp.	55,668	755
	Abaxis Inc.	12,188	743
*	Depomed Inc.	33,757	741
*	Omnicell Inc.	20,470	717
*	ICU Medical Inc.	7,776	691
*	Natus Medical Inc.	18,725	670
*	MedAssets Inc.	34,614	665
	Analogic Corp.	7,107	616
*	Cambrex Corp.	17,887	613
*	AMN Healthcare Services
	Inc.	26,746	603
*	Amedisys Inc.	19,164	578
*	Ligand Pharmaceuticals Inc.	10,472	577
	Ensign Group Inc.	12,909	569
*	Hanger Inc.	20,218	523
*	Emergent Biosolutions Inc.	16,796	503
*	Bio-Reference Laboratories
	Inc.	14,147	494
*	Affymetrix Inc.	42,178	494
*	Merit Medical Systems Inc.	24,856	487
	Meridian Bioscience Inc.	24,083	477
*	Healthways Inc.	20,258	453
*	Repligen Corp.	17,620	453
	Quality Systems Inc.	25,458	442
*	PharMerica Corp.	17,244	431
*	IPC Healthcare Inc.	9,856	426
*	Cynosure Inc. Class A	12,534	381
*	Momenta Pharmaceuticals
	Inc.	27,008	369
*	Sagent Pharmaceuticals Inc.	13,099	356
*	Luminex Corp.	22,081	348
	Aceto Corp.	15,823	339
*	Anika Therapeutics Inc.	8,392	335
	Invacare Corp.	16,919	321
*	HealthStream Inc.	12,337	319
	Computer Programs &
	Systems Inc.	6,037	318
*	Providence Service Corp.	6,888	317
*	ANI Pharmaceuticals Inc.	4,688	316
*	AngioDynamics Inc.	14,813	276
*	Vascular Solutions Inc.	9,084	265

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	LHC Group Inc.	7,115	241
*	Albany Molecular Research
	Inc.	13,795	224
*	Cross Country Healthcare
	Inc.	17,023	221
	Landauer Inc.	5,535	211
*	Spectrum Pharmaceuticals
	Inc.	33,516	209
*	CorVel Corp.	5,146	182
*	SurModics Inc.	7,452	179
*	Almost Family Inc.	4,559	162
	CryoLife Inc.	14,244	149
			49,084
Industrials (15.9%)
	Toro Co.	32,072	2,170
	Curtiss-Wright Corp.	27,668	2,008
*	Moog Inc. Class A	23,420	1,767
	EnerSys	26,132	1,706
	EMCOR Group Inc.	37,302	1,642
	Allegiant Travel Co. Class A	7,857	1,443
	Healthcare Services Group
	Inc.	40,762	1,368
	Knight Transportation Inc.	35,090	1,160
	Hillenbrand Inc.	36,197	1,147
	Mueller Industries Inc.	32,805	1,142
	Barnes Group Inc.	28,231	1,130
	Mobile Mini Inc.	26,565	1,102
*	WageWorks Inc.	18,959	1,089
	UniFirst Corp.	9,019	1,072
	Applied Industrial
	Technologies Inc.	23,794	1,042
*	On Assignment Inc.	27,142	1,037
	Matson Inc.	24,797	979
	Forward Air Corp.	17,526	938
	ABM Industries Inc.	29,870	929
	Tetra Tech Inc.	36,068	917
	EnPro Industries Inc.	13,820	909
	Actuant Corp. Class A	35,607	906
	United Stationers Inc.	22,416	905
	Watts Water Technologies
	Inc. Class A	16,405	902
*	Korn/Ferry International	28,978	887
*	Dycom Industries Inc.	19,583	868
	Simpson Manufacturing Co.
	Inc.	23,955	867
	Franklin Electric Co. Inc.	22,720	829
	G&K Services Inc. Class A	11,471	826
	Matthews International Corp.
	Class A	17,037	824
*	Hub Group Inc. Class A	20,017	808
	Heartland Express Inc.	31,860	802
	Brink’s Co.	27,939	786
	Interface Inc. Class A	38,083	769
	Apogee Enterprises Inc.	16,664	764
	Brady Corp. Class A	27,441	740

*	TASER International Inc.	30,236	710
*	GenCorp Inc.	36,138	697
	Tennant Co.	10,589	692
*	UTi Worldwide Inc.	52,743	690
	Insperity Inc.	12,939	670
	AZZ Inc.	14,752	670
*	Saia Inc.	14,242	656
	Cubic Corp.	12,509	654
*	Atlas Air Worldwide
	Holdings Inc.	14,262	647
	Kaman Corp.	15,582	647
	Exponent Inc.	7,396	640
	AAR Corp.	21,765	640
	Albany International Corp.	16,493	622
	Universal Forest Products
	Inc.	11,481	621
	Lindsay Corp.	7,009	614
	US Ecology Inc.	12,409	606
	Federal Signal Corp.	35,936	593
	ESCO Technologies Inc.	15,110	582
	ArcBest Corp.	13,898	582
	John Bean Technologies
	Corp.	16,712	578
*	TrueBlue Inc.	24,383	561
	CIRCOR International Inc.	10,143	544
	Briggs & Stratton Corp.	26,018	542
	AAON Inc.	24,071	542
	Standex International Corp.	7,318	531
	Astec Industries Inc.	10,883	465
	SkyWest Inc.	29,606	433
	General Cable Corp.	28,095	423
	Quanex Building Products
	Corp.	21,490	421
*	Roadrunner Transportation
	Systems Inc.	16,008	411
	Comfort Systems USA Inc.	21,594	404
	Encore Wire Corp.	10,793	402
	Griffon Corp.	24,257	396
*	Aegion Corp. Class A	21,654	392
	Resources Connection Inc.	22,055	391
*	Navigant Consulting Inc.	27,752	388
*	American Woodmark Corp.	7,244	381
*	Engility Holdings Inc.	10,078	364
*	DXP Enterprises Inc.	7,447	341
	Celadon Group Inc.	12,736	334
*	Aerovironment Inc.	11,606	318
*	Lydall Inc.	9,935	316
	Titan International Inc.	31,059	310
	Viad Corp.	11,636	309
	Kelly Services Inc. Class A	17,239	298
*	PGT Inc.	27,595	281
*	Gibraltar Industries Inc.	16,785	246
*	Veritiv Corp.	4,729	239
	Heidrick & Struggles
	International Inc.	9,512	228

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
	American Science &
	Engineering Inc.	4,241	222
	Powell Industries Inc.	5,369	181
	National Presto Industries Inc.	2,853	173
*	Orion Marine Group Inc.	15,946	163
	CDI Corp.	8,410	155
*	Vicor Corp.	9,608	127
			64,223
Information Technology (16.8%)
	MAXIMUS Inc.	37,943	2,247
*	Manhattan Associates Inc.	42,997	2,143
*	Synaptics Inc.	21,259	1,827
*	Microsemi Corp.	54,755	1,765
	j2 Global Inc.	26,166	1,760
*	ViaSat Inc.	24,830	1,622
	Littelfuse Inc.	12,976	1,302
*	Take-Two Interactive
	Software Inc.	48,481	1,284
*	Anixter International Inc.	15,670	1,236
	SYNNEX Corp.	16,102	1,228
	Blackbaud Inc.	26,692	1,212
*	CACI International Inc.
	Class A	13,723	1,198
*	Electronics For Imaging Inc.	27,102	1,100
*	Cirrus Logic Inc.	36,389	1,096
	Monolithic Power Systems
	Inc.	20,762	1,095
	Tessera Technologies Inc.	27,058	1,084
	MKS Instruments Inc.	30,584	1,081
*	Sanmina Corp.	47,549	1,079
	Heartland Payment
	Systems Inc.	20,898	1,025
*	Dealertrack Technologies
	Inc.	25,551	1,016
*	comScore Inc.	19,675	1,015
*	Cardtronics Inc.	25,653	939
	Power Integrations Inc.	17,010	933
*	Coherent Inc.	14,472	930
*	MicroStrategy Inc. Class A	5,209	929
*	Synchronoss Technologies
	Inc.	20,736	918
*	IGATE Corp.	20,477	876
*	NetScout Systems Inc.	21,572	870
	Methode Electronics Inc.	21,983	855
*	Rogers Corp.	10,536	825
*	Super Micro Computer Inc.	20,098	808
*	Progress Software Corp.	28,879	790
*	Plexus Corp.	19,364	779
*	OSI Systems Inc.	10,730	778
*	QLogic Corp.	50,697	761
*	LogMeIn Inc.	14,024	739
	Monotype Imaging Holdings
	Inc.	22,521	721
*	Benchmark Electronics Inc.	30,576	717
*	Cabot Microelectronics Corp.	13,679	709

*	Kulicke & Soffa Industries
	Inc.	44,257	708
*	Veeco Instruments Inc.	23,138	705
	ADTRAN Inc.	31,255	673
*	NETGEAR Inc.	19,898	642
	MTS Systems Corp.	8,678	629
*	ExlService Holdings Inc.	17,918	625
*	Insight Enterprises Inc.	23,538	619
	NIC Inc.	34,880	610
*	Virtusa Corp.	15,428	607
*	Diodes Inc.	21,044	600
*	ScanSource Inc.	16,414	597
*	FARO Technologies Inc.	9,921	595
	CSG Systems International
	Inc.	19,689	589
*	Bottomline Technologies de
	Inc.	21,928	581
*	Advanced Energy Industries
	Inc.	21,632	576
*	II-VI Inc.	29,843	522
*	Sykes Enterprises Inc.	22,357	520
	Badger Meter Inc.	8,289	484
*	Stamps.com Inc.	8,456	474
	Brooks Automation Inc.	38,387	461
*	Newport Corp.	22,821	456
	Ebix Inc.	16,962	446
	ManTech International Corp.
	Class A	13,450	445
*	VASCO Data Security
	International Inc.	16,962	435
*	Interactive Intelligence
	Group Inc.	9,657	410
*	CalAmp Corp.	20,960	401
*	Harmonic Inc.	50,987	398
*	Perficient Inc.	19,939	396
*	Ixia	34,071	388
	Micrel Inc.	25,924	387
*	Rofin-Sinar Technologies Inc.	16,056	385
*	Blucora Inc.	23,760	352
*	Monster Worldwide Inc.	51,401	345
	CTS Corp.	19,369	338
	Comtech
	Telecommunications Corp.	9,382	335
*	LivePerson Inc.	28,776	332
*	Checkpoint Systems Inc.	24,207	327
	Epiq Systems Inc.	18,132	319
*	Mercury Systems Inc.	18,660	318
*	Fabrinet	17,191	309
*	Ultratech Inc.	16,393	296
*	DTS Inc.	9,949	293
*	Exar Corp.	27,284	292
*	TTM Technologies Inc.	30,899	272
	Park Electrochemical Corp.	12,143	264
*	Tangoe Inc.	21,135	262
*	Nanometrics Inc.	14,002	250

S&P Small-Cap 600 Index Fund

			Market
			Value
		Shares	($000)
*	TeleTech Holdings Inc.	10,167	247
	Forrester Research Inc.	6,331	238
*	Rudolph Technologies Inc.	19,232	237
*	CEVA Inc.	11,698	233
	Daktronics Inc.	22,718	232
*	XO Group Inc.	14,021	218
	Black Box Corp.	8,952	197
*	Dice Holdings Inc.	21,556	189
	Pericom Semiconductor
	Corp.	11,517	180
	Cohu Inc.	14,797	161
*	Ciber Inc.	40,908	160
*	Entropic Communications
	Inc.	52,190	154
*	Digi International Inc.	14,397	152
*	Kopin Corp.	35,132	152
*	DSP Group Inc.	12,554	142
*	Liquidity Services Inc.	14,328	142
*	QuinStreet Inc.	19,569	131
	Bel Fuse Inc. Class B	6,239	119
	Electro Scientific Industries
	Inc.	15,407	106
*	Agilysys Inc.	8,395	83
			68,033
Materials (5.4%)
	KapStone Paper and
	Packaging Corp.	48,671	1,677
	HB Fuller Co.	28,996	1,296
	Balchem Corp.	17,717	1,044
*	Stillwater Mining Co.	69,271	1,004
	Schweitzer-Mauduit
	International Inc.	17,523	820
*	Boise Cascade Co.	22,716	809
	Kaiser Aluminum Corp.	10,238	773
	A Schulman Inc.	16,744	713
	Innophos Holdings Inc.	12,517	703
	SunCoke Energy Inc.	38,091	695
*	Headwaters Inc.	42,238	694
*	Clearwater Paper Corp.	11,246	687
*	Calgon Carbon Corp.	30,581	631
	Quaker Chemical Corp.	7,628	619
	Globe Specialty Metals Inc.	36,866	614
	PH Glatfelter Co.	24,677	605
	Neenah Paper Inc.	9,547	577
*	Century Aluminum Co.	29,659	563
	OM Group Inc.	17,676	509
*	RTI International Metals Inc.	17,740	494
*	Flotek Industries Inc.	28,752	491
*	Intrepid Potash Inc.	32,226	455
	Rayonier Advanced
	Materials Inc.	24,485	454
*	AK Steel Holding Corp.	102,479	453
	Stepan Co.	10,956	450
*	LSB Industries Inc.	11,252	423

	Materion Corp.	11,538	422
	Deltic Timber Corp.	6,336	419
*	Kraton Performance
	Polymers Inc.	18,772	379
	Tredegar Corp.	14,827	305
	Haynes International Inc.	7,189	290
	Myers Industries Inc.	14,422	287
	Wausau Paper Corp.	28,991	272
	Zep Inc.	13,379	222
	Hawkins Inc.	5,477	214
	Koppers Holdings Inc.	11,882	192
	American Vanguard Corp.	14,674	165
	FutureFuel Corp.	12,981	160
	Olympic Steel Inc.	5,350	81
*	AM Castle & Co.	10,162	33
			21,694
Telecommunication Services (0.7%)
	Consolidated
	Communications Holdings
	Inc.	26,965	574
*	Iridium Communications
	Inc.	45,120	432
*	Cincinnati Bell Inc.	121,146	406
	Atlantic Tele-Network Inc.	5,735	395
*	8x8 Inc.	51,236	380
*	General Communication
	Inc. Class A	17,675	245
	Spok Holdings Inc.	12,562	233
	Lumos Networks Corp.	10,938	188
			2,853
Utilities (3.7%)
	Piedmont Natural Gas Co.
	Inc.	45,133	1,684
	UIL Holdings Corp.	32,582	1,647
	Southwest Gas Corp.	26,800	1,535
	New Jersey Resources
	Corp.	24,340	1,523
	NorthWestern Corp.	26,452	1,433
	ALLETE Inc.	24,351	1,335
	Laclede Group Inc.	24,933	1,291
	Avista Corp.	33,030	1,126
	South Jersey Industries Inc.	19,413	1,100
	American States Water Co.	22,123	888
	El Paso Electric Co.	23,262	880
	Northwest Natural Gas Co.	15,665	740
			15,182
Total Common Stocks
(Cost $356,667)			403,340

S&P Small-Cap 600 Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.134%	1,467,708	1,468

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.140%, 7/8/15	100	100
Total Temporary Cash Investments
(Cost $1,568)		1,568
Total Investments (100.0%)
(Cost $358,235)		404,908
Other Assets and Liabilities (0.0%)
Other Assets		523
Liabilities[2]		(605)
		(82)
Net Assets (100%)		404,826

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	362,352
Undistributed Net Investment Income	478
Accumulated Net Realized Losses	(4,707)
Unrealized Appreciation (Depreciation)
Investment Securities	46,673
Futures Contracts	30
Net Assets	404,826

Institutional Shares—Net Assets
Applicable to 973,845 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	205,383
Net Asset Value Per Share—
Institutional Shares	$210.90

ETF Shares—Net Assets
Applicable to 1,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	199,443
Net Asset Value Per Share—
ETF Shares	$104.97

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $265,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets.
2 Includes $286,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	2,505
Securities Lending	25
Total Income	2,530
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative—Institutional Shares	18
Management and Administrative—ETF Shares	77
Marketing and Distribution—Institutional Shares	18
Marketing and Distribution—ETF Shares	17
Custodian Fees	42
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	4
Total Expenses	206
Net Investment Income	2,324
Realized Net Gain (Loss)
Investment Securities Sold	25,405
Futures Contracts	180
Realized Net Gain (Loss)	25,585
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(4,208)
Futures Contracts	19
Change in Unrealized Appreciation (Depreciation)	(4,189)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,720

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,324	3,534
Realized Net Gain (Loss)	25,585	32,640
Change in Unrealized Appreciation (Depreciation)	(4,189)	10,683
Net Increase (Decrease) in Net Assets Resulting from Operations	23,720	46,857
Distributions
Net Investment Income
Institutional Shares	(2,125)	(1,594)
ETF Shares	(1,964)	(1,138)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(4,089)	(2,732)
Capital Share Transactions
Institutional Shares	15,822	960
ETF Shares	25,612	62,188
Net Increase (Decrease) from Capital Share Transactions	41,434	63,148
Total Increase (Decrease)	61,065	107,273
Net Assets
Beginning of Period	343,761	236,488
End of Period[1]	404,826	343,761
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $478,000 and $2,243,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares
	Six Months				April 1,
	Ended				2011[1] to
	Feb. 28,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$200.56	$170.71	$136.79	$118.12	$132.94
Investment Operations
Net Investment Income	1.213	2.049	2.131	1.558	.290
Net Realized and Unrealized Gain (Loss)
on Investments	11.421	29.565	33.883	18.126	(15.110)
Total from Investment Operations	12.634	31.614	36.014	19.684	(14.820)
Distributions
Dividends from Net Investment Income	(2.294)	(1.764)	(2.094)	(1.014)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.294)	(1.764)	(2.094)	(1.014)	—
Net Asset Value, End of Period	$210.90	$200.56	$170.71	$136.79	$118.12

Total Return	6.34%	18.57%	26.65%	16.75%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$205	$179	$152	$101	$73
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.42%	1.17%	1.55%	1.35%	1.03%[2]
Portfolio Turnover Rate [3]	15%	16%	12%	12%	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
	Feb. 28,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$99.81	$84.98	$68.12	$58.84	$49.81
Investment Operations
Net Investment Income	.576	.976	1.024	.745	.605
Net Realized and Unrealized Gain (Loss)
on Investments	5.675	14.697	16.854	9.012	8.785
Total from Investment Operations	6.251	15.673	17.878	9.757	9.390
Distributions
Dividends from Net Investment Income	(1.091)	(.843)	(1.018)	(.477)	(.360)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.091)	(.843)	(1.018)	(.477)	(.360)
Net Asset Value, End of Period	$104.97	$99.81	$84.98	$68.12	$58.84

Total Return	6.30%	18.47%	26.57%	16.66%	18.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$199	$165	$85	$34	$12
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.10%	1.48%	1.28%	0.96%[2]
Portfolio Turnover Rate [3]	15%	16%	12%	12%	42%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

S&P Small-Cap 600 Index Fund

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

S&P Small-Cap 600 Index Fund

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	403,340	—	—
Temporary Cash Investments	1,468	100	—
Futures Contracts—Assets[1]	1	—	—
Futures Contracts—Liabilities[1]	(10)	—	—
Total	404,799	100	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Index Fund

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2015	11	1,355	30

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $27,169,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $3,064,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $358,235,000. Net unrealized appreciation of investment securities for tax purposes was $46,673,000, consisting of unrealized gains of $62,267,000 on securities that had risen in value since their purchase and $15,594,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2015, the fund purchased $157,347,000 of investment securities and sold $118,073,000 of investment securities, other than temporary cash investments. Purchases and sales include $101,751,000 and $90,770,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	36,537	185	32,633	170
Issued in Lieu of Cash Distributions	2,125	10	1,594	8
Redeemed	(22,840)	(114)	(33,267)	(173)
Net Increase (Decrease)—Institutional Shares	15,822	81	960	5
ETF Shares
Issued	142,688	1,400	198,190	2,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(117,076)	(1,150)	(136,002)	(1,400)
Net Increase (Decrease)—ETF Shares	25,612	250	62,188	650

At February 28, 2015, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of February 28, 2015

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VSMVX	VIOV
Expense Ratio[1]	0.08%	0.20%
30-Day SEC Yield	1.39%	1.29%

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Number of Stocks	455	454	3,734
Median Market Cap	$1.3B	$1.3B	$49.0B
Price/Earnings Ratio	23.9x	23.9x	21.4x
Price/Book Ratio	1.7x	1.7x	2.8x
Return on Equity	10.1%	10.1%	17.6%
Earnings Growth
Rate	10.4%	10.4%	13.9%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	46%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.82
Beta	1.00	1.22

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Casey's General Stores
Inc.	Food Retail	1.0%
EnerSys	Electrical
	Components &
	Equipment	0.9
Darling Ingredients Inc.	Agricultural Products	0.8
UIL Holdings Corp.	Electric Utilities	0.8
EMCOR Group Inc.	Construction &
	Engineering	0.8
Southwest Gas Corp.	Gas Utilities	0.8
ProAssurance Corp.	Property & Casualty
	Insurance	0.8
Susquehanna
Bancshares Inc.	Regional Banks	0.7
Kite Realty Group Trust	Retail REITs	0.7
ALLETE Inc.	Electric Utilities	0.7
Top Ten		8.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2014, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

S&P Small-Cap 600 Value Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Value	FA
	Fund	Index	Index
Consumer
Discretionary	12.1%	12.1%	13.2%
Consumer Staples	3.8	3.8	8.5
Energy	5.7	5.7	7.4
Financials	22.5	22.5	17.4
Health Care	8.4	8.4	14.3
Industrials	18.7	18.7	11.2
Information
Technology	15.0	15.0	19.3
Materials	6.7	6.8	3.6
Telecommunication
Services	0.8	0.7	2.1
Utilities	6.3	6.3	3.0

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/19/2014	—	3.92%
ETF Shares	9/7/2010
Market Price		7.33%	19.31
Net Asset Value		7.31	19.31

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (12.1%)
	Men’s Wearhouse Inc.	12,935	649
*	Genesco Inc.	6,827	501
	Cracker Barrel Old Country
	Store Inc.	2,779	420
	La-Z-Boy Inc.	14,669	366
	Children’s Place Inc.	6,006	342
*	Red Robin Gourmet Burgers
	Inc.	3,972	332
*	Boyd Gaming Corp.	22,119	306
*	Barnes & Noble Inc.	12,119	302
	Lithia Motors Inc. Class A	3,106	293
	Scholastic Corp.	7,604	281
*	Crocs Inc.	23,374	261
	Group 1 Automotive Inc.	3,091	251
	Standard Motor Products Inc.	5,903	247
	DineEquity Inc.	2,197	238
	Sonic Automotive Inc.
	Class A	9,425	233
	Bob Evans Farms Inc.	3,946	231
*	Steven Madden Ltd.	6,086	222
	Monro Muffler Brake Inc.	3,489	221
*	Biglari Holdings Inc.	486	212
	Brown Shoe Co. Inc.	6,944	208
*	Vitamin Shoppe Inc.	4,812	204
*	Regis Corp.	12,680	203
	Buckle Inc.	3,975	200
	Ethan Allen Interiors Inc.	7,377	198
	Callaway Golf Co.	21,979	198
	Stage Stores Inc.	9,009	193
*	Hibbett Sports Inc.	3,897	191
	Fred’s Inc. Class A	9,823	184
*	Lumber Liquidators Holdings
	Inc.	3,527	183
	Finish Line Inc. Class A	6,777	166
*	Drew Industries Inc.	2,748	162
	Cato Corp. Class A	3,567	158
*	M/I Homes Inc.	6,938	151

	Interval Leisure Group Inc.	5,247	142
	Sturm Ruger & Co. Inc.	2,694	140
	Haverty Furniture Cos. Inc.	5,850	135
*	Pep Boys-Manny Moe & Jack	15,167	135
	Arctic Cat Inc.	3,665	134
	Movado Group Inc.	5,139	132
	Stein Mart Inc.	8,022	132
*	Unifi Inc.	4,071	132
*	Dorman Products Inc.	2,956	130
*	iRobot Corp.	3,937	129
	Superior Industries
	International Inc.	6,565	128
*	Ruby Tuesday Inc.	17,551	116
	Oxford Industries Inc.	2,054	113
	Marcus Corp.	5,201	101
*	Kirkland’s Inc.	4,215	100
	Harte-Hanks Inc.	12,135	94
*	American Public Education
	Inc.	2,838	92
*	Career Education Corp.	16,981	91
*	Aeropostale Inc.	22,418	90
	PetMed Express Inc.	5,746	88
	Ruth’s Hospitality Group Inc.	5,511	84
	Capella Education Co.	1,265	82
*	Perry Ellis International Inc.	3,409	80
*	MarineMax Inc.	3,170	80
	Nutrisystem Inc.	4,407	76
*	Quiksilver Inc.	34,867	73
*	FTD Cos. Inc.	2,065	72
	Big 5 Sporting Goods Corp.	5,154	66
	Universal Technical Institute
	Inc.	6,122	60
*	Sizmek Inc.	6,289	50
*	VOXX International Corp.
	Class A	5,634	48
*	Blue Nile Inc.	1,599	48
*	Monarch Casino & Resort Inc.	1,572	29
*	Christopher & Banks Corp.	5,607	28
			11,737

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
Consumer Staples (3.8%)
	Casey’s General Stores Inc.	10,945	960
*	Darling Ingredients Inc.	46,661	813
	Andersons Inc.	7,615	337
	Universal Corp.	6,569	315
	SpartanNash Co.	10,624	282
	Sanderson Farms Inc.	2,618	223
	B&G Foods Inc.	7,147	205
	Inter Parfums Inc.	4,823	137
*	Central Garden and Pet Co.
	Class A	12,152	117
	WD-40 Co.	1,437	117
*	Diamond Foods Inc.	3,890	105
*	Seneca Foods Corp. Class A	1,992	54
*	Medifast Inc.	1,420	45
			3,710
Energy (5.7%)
	Exterran Holdings Inc.	19,340	628
	Bristow Group Inc.	9,962	617
*	PDC Energy Inc.	10,165	525
*	SEACOR Holdings Inc.	5,001	363
*	Stone Energy Corp.	15,916	270
	Green Plains Inc.	9,698	225
*	Newpark Resources Inc.	23,797	225
	CARBO Ceramics Inc.	5,562	203
*	Hornbeck Offshore Services
	Inc.	9,162	191
*	C&J Energy Services Inc.	13,013	177
*	Cloud Peak Energy Inc.	17,288	143
*	Bill Barrett Corp.	14,068	141
*	Northern Oil and Gas Inc.	16,239	140
*	Matrix Service Co.	7,518	140
*	TETRA Technologies Inc.	22,568	135
*	Penn Virginia Corp.	20,275	135
	Gulfmark Offshore Inc.	7,441	122
*	Bonanza Creek Energy Inc.	4,371	118
	Tesco Corp.	10,221	109
*	Contango Oil & Gas Co.	4,502	106
*	Pioneer Energy Services
	Corp.	18,078	96
*	ION Geophysical Corp.	36,300	83
*	Arch Coal Inc.	60,143	79
*	Basic Energy Services Inc.	9,906	74
*	Geospace Technologies
	Corp.	3,706	69
*	Rex Energy Corp.	13,797	68
	Comstock Resources Inc.	12,612	65
*	Era Group Inc.	2,910	64
	Gulf Island Fabrication Inc.	3,782	61
	Paragon Offshore plc	24,035	49
*	Approach Resources Inc.	5,423	42
*	Swift Energy Co.	12,430	39
			5,502
Financials (22.4%)
ProAssurance Corp.	16,202	729
Susquehanna Bancshares
Inc.	51,360	689
Kite Realty Group Trust	23,650	670
FNB Corp.	49,157	631
Wintrust Financial Corp.	13,236	623
UMB Financial Corp.	10,699	551
Interactive Brokers Group
Inc.	16,565	528
Government Properties
Income Trust	19,930	466
EPR Properties	7,611	464
Selective Insurance Group
Inc.	15,987	435
Old National Bancorp	30,306	427
Community Bank System
Inc.	11,503	409
United Bankshares Inc.	10,824	405
Geo Group Inc.	9,244	399
Horace Mann Educators
Corp.	11,876	383
National Penn Bancshares
Inc.	35,070	376
Sterling Bancorp	25,471	349
Astoria Financial Corp.	24,882	326
Capstead Mortgage Corp.	27,146	325
American Equity Investment
Life Holding Co.	11,353	323
Northwest Bancshares Inc.	26,900	318
BBCN Bancorp Inc.	22,524	310
First Financial Bancorp	17,389	303
NBT Bancorp Inc.	12,389	297
RLI Corp.	6,081	294
MarketAxess Holdings Inc.	3,495	278
Provident Financial Services
Inc.	15,259	278
Infinity Property & Casualty
Corp.	3,257	253
Acadia Realty Trust	7,279	249
Evercore Partners Inc.
Class A	4,795	246
Lexington Realty Trust	22,503	244
United Community Banks
Inc.	12,804	244
S&T Bancorp Inc.	8,442	239
Columbia Banking System
Inc.	8,470	239
Stewart Information Services
Corp.	6,284	236
Financial Engines Inc.	5,741	231
CVB Financial Corp.	14,734	231
* Navigators Group Inc.	3,074	230

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	Investment Technology
	Group Inc.	9,857	222
	OFG Bancorp	12,659	221
	Employers Holdings Inc.	8,922	210
	First Financial Bankshares
	Inc.	7,987	210
	Safety Insurance Group Inc.	3,573	209
	EastGroup Properties Inc.	3,257	205
	City Holding Co.	4,312	199
*	First BanCorp	29,572	195
*	Texas Capital Bancshares Inc.	4,145	192
	Wilshire Bancorp Inc.	19,968	190
	Westamerica Bancorporation	4,401	190
	Independent Bank Corp.	4,499	188
	Parkway Properties Inc.	10,496	185
	TrustCo Bank Corp. NY	26,886	182
	Hanmi Financial Corp.	9,037	178
	PS Business Parks Inc.	2,142	178
	Central Pacific Financial Corp.	7,731	177
	Cash America International
	Inc.	8,185	177
	Tompkins Financial Corp.	3,347	174
	Montpelier Re Holdings Ltd.	4,804	173
	United Fire Group Inc.	5,961	172
	LTC Properties Inc.	3,851	172
	Pennsylvania REIT	7,408	169
	Franklin Street Properties
	Corp.	12,888	163
	Summit Hotel Properties Inc.	11,699	154
*	Ezcorp Inc. Class A	13,777	144
*	First Cash Financial Services
	Inc.	2,970	143
*	Forestar Group Inc.	9,893	142
	Greenhill & Co. Inc.	3,674	142
	Getty Realty Corp.	7,388	133
	Dime Community Bancshares
	Inc.	8,564	133
	LegacyTexas Financial Group
	Inc.	5,771	133
	Banner Corp.	2,939	128
	First Commonwealth
	Financial Corp.	15,075	128
*	Encore Capital Group Inc.	2,984	119
*	Piper Jaffray Cos.	2,170	119
	Meadowbrook Insurance
	Group Inc.	13,202	110
	AMERISAFE Inc.	2,614	109
	Aviv REIT Inc.	2,996	108
	Brookline Bancorp Inc.	10,083	98
	Virtus Investment Partners
	Inc.	738	97
*	Green Dot Corp. Class A	6,132	95
*	World Acceptance Corp.	1,121	92
	Southside Bancshares Inc.	3,173	91

	Cardinal Financial Corp.	4,629	91
	Simmons First National Corp.
	Class A	1,933	79
	Agree Realty Corp.	2,391	78
	Oritani Financial Corp.	5,075	73
	Urstadt Biddle Properties Inc.
	Class A	3,122	71
	Calamos Asset Management
	Inc. Class A	4,833	62
	Cedar Realty Trust Inc.	6,180	46
	United Insurance Holdings
	Corp.	1,318	32
	FXCM Inc. Class A	11,995	25
*	eHealth Inc.	2,629	24
			21,758
Health Care (8.4%)
*	Magellan Health Inc.	7,833	502
	Kindred Healthcare Inc.	22,416	476
	West Pharmaceutical
	Services Inc.	8,256	452
*	Haemonetics Corp.	7,419	330
*	Amsurg Corp.	5,182	311
*	Medicines Co.	10,751	309
	Analogic Corp.	3,506	304
*	Medidata Solutions Inc.	5,841	281
*	Hanger Inc.	9,999	259
*	NuVasive Inc.	5,465	250
*	Merit Medical Systems Inc.	12,298	241
*	Air Methods Corp.	4,347	230
	CONMED Corp.	4,446	228
*	Healthways Inc.	10,027	224
*	Integra LifeSciences
	Holdings Corp.	3,649	219
*	PharMerica Corp.	8,534	213
*	IPC Healthcare Inc.	4,880	211
*	Cyberonics Inc.	2,909	199
*	Neogen Corp.	3,872	198
	Select Medical Holdings
	Corp.	12,080	164
*	Masimo Corp.	5,407	159
	Invacare Corp.	8,281	157
*	Acorda Therapeutics Inc.	4,400	149
*	Greatbatch Inc.	2,763	147
*	Amedisys Inc.	4,825	146
*	MedAssets Inc.	7,506	144
*	AngioDynamics Inc.	7,246	135
	Quality Systems Inc.	7,604	132
*	ICU Medical Inc.	1,451	129
	Meridian Bioscience Inc.	6,490	128
*	LHC Group Inc.	3,481	118
*	Bio-Reference Laboratories
	Inc.	3,148	110
*	Momenta Pharmaceuticals
	Inc.	7,011	96

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	Aceto Corp.	4,103	88
*	Emergent Biosolutions Inc.	2,657	80
*	Almost Family Inc.	2,230	79
*	Providence Service Corp.	1,585	73
*	Luminex Corp.	4,510	71
	Computer Programs &
	Systems Inc.	1,242	65
*	Spectrum Pharmaceuticals
	Inc.	9,670	60
*	Cross Country Healthcare Inc.	4,131	54
*	ANI Pharmaceuticals Inc.	736	50
	Landauer Inc.	1,289	49
*	CorVel Corp.	1,274	45
	CryoLife Inc.	3,465	36
*	SurModics Inc.	1,483	36
*	Vascular Solutions Inc.	1,019	30
			8,167
Industrials (18.5%)
	EnerSys	12,852	839
	EMCOR Group Inc.	18,345	808
	Barnes Group Inc.	13,884	556
	Applied Industrial
	Technologies Inc.	11,696	512
*	Moog Inc. Class A	6,566	496
	ABM Industries Inc.	14,690	457
	Tetra Tech Inc.	17,738	451
	United Stationers Inc.	11,022	445
	Actuant Corp. Class A	17,476	445
*	Hub Group Inc. Class A	9,859	398
	Brink’s Co.	13,763	387
	Interface Inc. Class A	18,769	379
	Brady Corp. Class A	13,507	364
*	UTi Worldwide Inc.	25,995	340
	Insperity Inc.	6,388	331
	Mueller Industries Inc.	9,349	325
	Cubic Corp.	6,165	322
	Kaman Corp.	7,683	319
*	Atlas Air Worldwide
	Holdings Inc.	7,028	319
	AAR Corp.	10,737	316
	Universal Forest Products Inc.	5,660	306
	UniFirst Corp.	2,349	279
*	TrueBlue Inc.	12,046	277
	CIRCOR International Inc.	5,008	269
	Briggs & Stratton Corp.	12,854	268
*	WageWorks Inc.	4,658	268
	Mobile Mini Inc.	6,271	260
	Watts Water Technologies
	Inc. Class A	4,435	244
*	Korn/Ferry International	7,553	231
	Simpson Manufacturing Co.
	Inc.	6,366	231
	EnPro Industries Inc.	3,466	228
	Astec Industries Inc.	5,328	228

	Franklin Electric Co. Inc.	6,149	224
	SkyWest Inc.	14,501	212
	Matthews International Corp.
	Class A	4,359	211
	Quanex Building Products
	Corp.	10,635	208
	General Cable Corp.	13,790	207
	G&K Services Inc. Class A	2,880	207
*	Roadrunner Transportation
	Systems Inc.	7,844	201
*	Dycom Industries Inc.	4,536	201
	Comfort Systems USA Inc.	10,556	197
	Encore Wire Corp.	5,284	197
	Griffon Corp.	11,936	195
*	Navigant Consulting Inc.	13,740	192
*	Aegion Corp. Class A	10,592	192
	Resources Connection Inc.	10,790	191
*	GenCorp Inc.	9,592	185
*	Engility Holdings Inc.	4,985	180
	Albany International Corp.	4,637	175
*	DXP Enterprises Inc.	3,648	167
	ESCO Technologies Inc.	4,252	164
	Celadon Group Inc.	6,232	164
	John Bean Technologies Corp.	4,703	163
	Tennant Co.	2,399	157
*	Aerovironment Inc.	5,684	156
	Titan International Inc.	15,197	152
	Viad Corp.	5,689	151
	Kelly Services Inc. Class A	8,431	146
	Federal Signal Corp.	8,690	143
	Exponent Inc.	1,422	123
*	Gibraltar Industries Inc.	8,204	120
*	Veritiv Corp.	2,312	117
	Lindsay Corp.	1,314	115
	Heidrick & Struggles
	International Inc.	4,654	111
	American Science &
	Engineering Inc.	2,093	110
	Standex International Corp.	1,295	94
	Powell Industries Inc.	2,614	88
	National Presto Industries Inc.	1,392	84
	CDI Corp.	4,113	76
*	American Woodmark Corp.	1,161	61
*	Orion Marine Group Inc.	4,256	43
*	Vicor Corp.	2,472	33
			18,011
Information Technology (14.9%)
*	Anixter International Inc.	7,723	609
	SYNNEX Corp.	7,913	603
*	CACI International Inc.
	Class A	6,743	589
*	Sanmina Corp.	23,368	530
*	Coherent Inc.	7,117	457
*	Plexus Corp.	9,530	384

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
*	QLogic Corp.	24,974	375
*	Benchmark Electronics Inc.	15,052	353
*	Kulicke & Soffa Industries
	Inc.	21,813	349
*	Microsemi Corp.	10,771	347
	ADTRAN Inc.	15,391	331
*	NETGEAR Inc.	9,800	316
*	Insight Enterprises Inc.	11,610	305
	MKS Instruments Inc.	8,417	298
*	ScanSource Inc.	8,090	294
	CSG Systems International
	Inc.	9,727	291
*	Advanced Energy Industries
	Inc.	10,679	284
*	II-VI Inc.	14,735	258
*	Sykes Enterprises Inc.	11,039	257
	Littelfuse Inc.	2,358	237
	Brooks Automation Inc.	18,963	228
*	Newport Corp.	11,290	225
*	Cirrus Logic Inc.	7,338	221
	Power Integrations Inc.	4,016	220
	ManTech International Corp.
	Class A	6,654	220
*	Rogers Corp.	2,695	211
*	OSI Systems Inc.	2,694	195
*	Harmonic Inc.	24,950	195
*	Veeco Instruments Inc.	6,267	191
*	Rofin-Sinar Technologies Inc.	7,948	191
*	Cabot Microelectronics Corp.	3,573	185
*	Progress Software Corp.	6,400	175
*	Blucora Inc.	11,620	172
*	Monster Worldwide Inc.	25,134	169
	CTS Corp.	9,485	166
	Heartland Payment Systems
	Inc.	3,285	161
*	Checkpoint Systems Inc.	11,847	160
*	Mercury Systems Inc.	9,131	155
*	Bottomline Technologies de
	Inc.	5,739	152
*	Fabrinet	8,409	151
	MTS Systems Corp.	2,011	146
	Monotype Imaging Holdings
	Inc.	4,329	139
*	TTM Technologies Inc.	15,113	133
*	Ixia	10,832	123
*	TeleTech Holdings Inc.	4,972	121
*	ExlService Holdings Inc.	3,448	120
	Ebix Inc.	4,490	118
*	Rudolph Technologies Inc.	9,403	116
	Daktronics Inc.	11,107	114
*	FARO Technologies Inc.	1,861	112
	NIC Inc.	6,370	112
*	Diodes Inc.	3,842	109
*	Perficient Inc.	4,877	97

*	Ultratech Inc.	5,367	97
	Black Box Corp.	4,379	96
*	Interactive Intelligence Group
	Inc.	2,152	91
	Comtech
	Telecommunications Corp.	2,481	89
	Badger Meter Inc.	1,393	81
*	Exar Corp.	7,470	80
	Cohu Inc.	7,237	79
*	Ciber Inc.	19,986	78
*	Nanometrics Inc.	4,310	77
*	Tangoe Inc.	6,001	74
*	Digi International Inc.	7,038	74
	Park Electrochemical Corp.	3,324	72
*	CalAmp Corp.	3,588	69
*	Liquidity Services Inc.	6,952	69
	Micrel Inc.	4,568	68
	Epiq Systems Inc.	3,727	66
*	CEVA Inc.	2,979	59
*	LivePerson Inc.	4,795	55
*	Entropic Communications Inc. 18,380		54
*	XO Group Inc.	3,062	48
*	QuinStreet Inc.	7,065	47
*	Kopin Corp.	10,311	45
	Forrester Research Inc.	1,106	42
	Pericom Semiconductor Corp.	2,536	40
	Electro Scientific Industries
	Inc.	5,276	36
*	DSP Group Inc.	2,856	32
*	Agilysys Inc.	2,396	24
			14,512
Materials (6.7%)
	Schweitzer-Mauduit
	International Inc.	8,632	404
	Kaiser Aluminum Corp.	5,041	381
	HB Fuller Co.	8,265	369
	A Schulman Inc.	8,257	352
	SunCoke Energy Inc.	18,762	342
	PH Glatfelter Co.	12,167	298
*	Stillwater Mining Co.	19,068	276
	OM Group Inc.	8,732	251
*	RTI International Metals Inc.	8,703	243
*	Intrepid Potash Inc.	15,937	225
	Rayonier Advanced Materials
	Inc.	12,085	224
	Stepan Co.	5,422	223
*	AK Steel Holding Corp.	50,171	222
	Materion Corp.	5,711	209
*	LSB Industries Inc.	5,510	207
*	Boise Cascade Co.	5,695	203
	Innophos Holdings Inc.	3,389	190
*	Kraton Performance Polymers
	Inc.	9,302	188
*	Clearwater Paper Corp.	3,044	186

S&P Small-Cap 600 Value Index Fund

			Market
			Value
		Shares	($000)
	Quaker Chemical Corp.	2,143	174
*	Calgon Carbon Corp.	8,295	171
	Globe Specialty Metals Inc.	9,457	157
	Tredegar Corp.	7,252	149
	Haynes International Inc.	3,520	142
	Myers Industries Inc.	7,054	140
	Zep Inc.	6,542	109
	Hawkins Inc.	2,680	105
	Koppers Holdings Inc.	5,809	94
	Wausau Paper Corp.	9,356	88
	American Vanguard Corp.	7,176	81
	FutureFuel Corp.	6,318	78
	Olympic Steel Inc.	2,584	39
*	AM Castle & Co.	4,930	16
			6,536
Telecommunication Services (0.8%)
	Atlantic Tele-Network Inc.	2,842	196
*	Iridium Communications Inc.	14,502	139
	Spok Holdings Inc.	6,145	114
*	8x8 Inc.	13,889	103
	Lumos Networks Corp.	5,349	92
*	Cincinnati Bell Inc.	24,902	83
			727
Utilities (6.3%)
	UIL Holdings Corp.	16,021	810
	Southwest Gas Corp.	13,181	755
	ALLETE Inc.	11,971	657
	Laclede Group Inc.	12,244	634
	Avista Corp.	16,224	553
	South Jersey Industries Inc.	9,533	540
	Piedmont Natural Gas Co.
	Inc.	11,986	447
	El Paso Electric Co.	11,435	432
	New Jersey Resources Corp.	6,225	390
	NorthWestern Corp.	6,765	367
	Northwest Natural Gas Co.	7,709	364
	American States Water Co.	4,245	170
			6,119
Total Common Stocks
(Cost $95,867)			96,779

		Market
		Value
Shares		($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.3%)
2 Vanguard Market
Liquidity Fund, 0.134%	298,730	299

Face
Amount
($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Fannie Mae Discount
Notes, 0.170%, 6/17/15 100		100
Total Temporary Cash Investments
(Cost $399)		399
Total Investments (100.0%)
(Cost $96,266)		97,178
Other Assets and Liabilities (0.0%)
Other Assets		158
Liabilities		(200)
		(42)
Net Assets (100%)		97,136

S&P Small-Cap 600 Value Index Fund

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	98,274
Undistributed Net Investment Income	108
Accumulated Net Realized Losses	(2,160)
Unrealized Appreciation (Depreciation)
Investment Securities	912
Futures Contracts	2
Net Assets	97,136

Institutional Shares—Net Assets
Applicable to 50,703 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,771
Net Asset Value Per Share—
Institutional Shares	$212.43

ETF Shares—Net Assets
Applicable to 850,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	86,365
Net Asset Value Per Share—
ETF Shares	$101.61

 See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts.  After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2 Affiliated money market fund available only to Vangaurd funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4 Securities with a value of $100,000 have been segregrated as initial margin for open futures contracts.

   REIT---Real Estate Investment Trust.

   See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	745
Total Income	745
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	1
Management and Administrative—ETF Shares	65
Custodian Fees	18
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	87
Net Investment Income	658
Realized Net Gain (Loss)
Investment Securities Sold	3,762
Futures Contracts	1
Realized Net Gain (Loss)	3,763
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(186)
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	(184)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,237

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	658	876
Realized Net Gain (Loss)	3,763	10,565
Change in Unrealized Appreciation (Depreciation)	(184)	(3,019)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,237	8,422
Distributions
Net Investment Income
Institutional Shares	(120)	—
ETF Shares	(1,091)	(522)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,211)	(522)
Capital Share Transactions
Institutional Shares	10,448	—
ETF Shares	(10,321)	57,116
Net Increase (Decrease) from Capital Share Transactions	127	57,116
Total Increase (Decrease)	3,153	65,016
Net Assets
Beginning of Period	93,983	28,967
End of Period[1]	97,136	93,983
1 Net Assets --End of Period includes undistributed (overdistributed) net investment income of $108,000 and $661,000.

See accompanying Notes, which are an intergral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
November 19, 2014[1] to
For a Share Outstanding Throughout the Period	February 28, 2015
Net Asset Value, Beginning of Period	$206.40
Investment Operations
Net Investment Income	.751
Net Realized and Unrealized Gain (Loss) on Investments	8.040
Total from Investment Operations	8.791
Distributions
Dividends from Net Investment Income	(2.761)
Distributions from Realized Capital Gains	—
Total Distributions	(2.761)
Net Asset Value, End of Period	$212.43

Total Return	4.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11
Ratio of Total Expenses to Average Net Assets	0.08%
Ratio of Net Investment Income to Average Net Assets	1.72%
Portfolio Turnover Rate[2]	46%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Unites.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
	Feb. 28,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$98.93	$82.76	$65.79	$56.68	$49.79
Investment Operations
Net Investment Income	.701	1.355 [2]	1.146	.960	.741
Net Realized and Unrealized Gain (Loss)
on Investments	3.263	15.685	16.731	8.801	6.519
Total from Investment Operations	3.964	17.040	17.877	9.761	7.260
Distributions
Dividends from Net Investment Income	(1.284)	(. 870)	(. 907)	(. 651)	(. 370)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.284)	(. 870)	(. 907)	(. 651)	(. 370)
Net Asset Value, End of Period	$101.61	$98.93	$82.76	$65.79	$56.68

Total Return	4.02%	20.64%	27.45%	17.33%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$86	$94	$29	$16	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	1.58%	1.43%	1.73%	1.56%	1.32%[3]
Portfolio Turnover Rate [4]	46%	32%	37%	29%	70%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Inception.

2 Calculated based on average shares outstanding.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

See accompanying Notes, which are an intergral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were issued on November 19, 2014. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

S&P Small-Cap 600 Value Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	96,779	—	—
Temporary Cash Investments	299	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	97,077	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2015	3	369	2

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $4,832,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $1,091,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $96,266,000. Net unrealized appreciation of investment securities for tax purposes was $912,000, consisting of unrealized gains of $6,562,000 on securities that had risen in value since their purchase and $5,650,000 in unrealized losses on securities that had fallen in value since their purchase.

S&P Small-Cap 600 Value Index Fund

F. During the six months ended February 28, 2015, the fund purchased $69,113,000 of investment securities and sold $69,731,000 of investment securities, other than temporary cash investments. Purchases and sales include $29,439,000 and $37,591,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares[1]
Issued	10,448	51	—	—
Issued in Lieu of Cash Distributions	120	1	—	—
Redeemed	(120)	(1)	—	—
Net Increase (Decrease)—Institutional Shares	10,448	51	—	—
ETF Shares
Issued	29,448	300	133,752	1,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(39,769)	(400)	(76,636)	(800)
Net Increase (Decrease)—ETF Shares	(10,321)	(100)	57,116	600
1 Inception was November 19, 2014, for Institutional Shares.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of February 28, 2015

Portfolio Characteristics
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	348	348	3,734
Median Market Cap	$2.0B	$2.0B	$49.0B
Price/Earnings Ratio	27.1x	27.1x	21.4x
Price/Book Ratio	3.0x	3.0x	2.8x
Return on Equity	13.4%	13.4%	17.6%
Earnings Growth
Rate	16.4%	16.4%	13.9%
Dividend Yield	1.2%	1.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	65%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.99%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		S&P	Total
		SmallCap	Market
		600 Growth	FA
	Fund	Index	Index
Consumer
Discretionary	18.5%	18.5%	13.2%
Consumer Staples	2.2	2.2	8.5
Energy	1.7	1.7	7.4
Financials	23.9	23.9	17.4
Health Care	15.6	15.6	14.3
Industrials	13.4	13.4	11.2
Information
Technology	18.6	18.6	19.3
Materials	4.1	4.1	3.6
Telecommunication
Services	0.7	0.7	2.1
Utilities	1.3	1.3	3.0

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.74
Beta	1.00	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
MAXIMUS Inc.	Data Processing &
	Outsourced Services	1.1%
Toro Co.	Agricultural & Farm
	Machinery	1.0
Jack in the Box Inc.	Restaurants	1.0
Manhattan Associates
Inc.	Application Software	1.0
Buffalo Wild Wings Inc.	Restaurants	1.0
PAREXEL International	Life Sciences Tools &
Corp.	Services	1.0
Curtiss-Wright Corp.	Aerospace &
	Defense	1.0
Synaptics Inc.	Semiconductors	0.9
Sovran Self Storage Inc.	Specialized REITs	0.9
Wolverine World Wide
Inc.	Footwear	0.9
Top Ten		9.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 19, 2014, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2015, the annualized expense ratio was 0.20%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 7, 2010, Through February 28, 2015

Note: For 2015, performance data reflect the six months ended February 28, 2015.

Average Annual Total Returns: Periods Ended December 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
ETF Shares	9/7/2010
Market Price		3.65%	19.73%
Net Asset Value		3.64	19.73

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (18.4%)
	Jack in the Box Inc.	7,632	738
*	Buffalo Wild Wings Inc.	3,739	715
	Wolverine World Wide Inc.	20,063	613
	Pool Corp.	8,578	593
*	Skechers U.S.A. Inc. Class A	8,100	552
	Texas Roadhouse Inc.
	Class A	12,344	465
	Marriott Vacations
	Worldwide Corp.	5,605	426
	Cracker Barrel Old Country
	Store Inc.	2,787	421
	Ryland Group Inc.	9,109	414
*	Helen of Troy Ltd.	5,276	404
*	G-III Apparel Group Ltd.	3,773	397
	Papa John’s International Inc.	5,870	363
*	Select Comfort Corp.	10,527	338
*	Meritage Homes Corp.	7,342	327
*	Iconix Brand Group Inc.	9,477	320
	Sonic Corp.	9,950	316
*	Pinnacle Entertainment Inc.	11,848	305
*	Popeyes Louisiana Kitchen
	Inc.	4,610	277
*	Standard Pacific Corp.	29,875	261
*	Steven Madden Ltd.	6,923	253
	Outerwall Inc.	3,736	241
	Monro Muffler Brake Inc.	3,805	241
*	BJ’s Restaurants Inc.	4,277	223
	Lithia Motors Inc. Class A	2,346	222
	DineEquity Inc.	1,727	187
*	Dorman Products Inc.	3,999	176
*	Universal Electronics Inc.	3,121	176
	Group 1 Automotive Inc.	2,071	168
*	Zumiez Inc.	4,272	166
*	Tuesday Morning Corp.	8,641	164
*	Drew Industries Inc.	2,751	162
*	Lumber Liquidators Holdings
	Inc.	2,887	150
	Buckle Inc.	2,772	139

*	EW Scripps Co. Class A	5,928	137
*	Strayer Education Inc.	2,154	131
*	Scientific Games Corp.
	Class A	9,696	131
*	Francesca’s Holdings Corp.	8,338	125
	Winnebago Industries Inc.	5,326	124
*	Vitamin Shoppe Inc.	2,745	116
	Finish Line Inc. Class A	4,723	116
	Cato Corp. Class A	2,588	115
	Brown Shoe Co. Inc.	3,804	114
	Bob Evans Farms Inc.	1,912	112
	Interval Leisure Group Inc.	4,125	111
*	Hibbett Sports Inc.	2,223	109
*	iRobot Corp.	3,095	102
	Sturm Ruger & Co. Inc.	1,955	102
	Capella Education Co.	1,269	82
	Oxford Industries Inc.	1,433	79
*	FTD Cos. Inc.	2,254	78
*	MarineMax Inc.	2,703	69
	Ruth’s Hospitality Group Inc.	3,132	48
*	American Public Education Inc.	1,427	46
	Nutrisystem Inc.	2,605	45
*	Blue Nile Inc.	1,218	37
*	Christopher & Banks Corp.	3,294	16
*	Monarch Casino & Resort Inc.	880	16
			13,074
Consumer Staples (2.2%)
	Snyder’s-Lance Inc.	10,273	317
	J&J Snack Foods Corp.	2,951	299
	Cal-Maine Foods Inc.	5,926	223
	Sanderson Farms Inc.	2,231	190
	B&G Foods Inc.	5,620	161
	WD-40 Co.	1,708	139
	Calavo Growers Inc.	3,034	127
*	Diamond Foods Inc.	2,507	68
*	Medifast Inc.	1,212	38
			1,562
Energy (1.7%)
*	Carrizo Oil & Gas Inc.	8,378	399
	US Silica Holdings Inc.	10,651	345

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Synergy Resources Corp.	17,446	209
*	Bonanza Creek Energy Inc.	4,387	118
*	Era Group Inc.	1,787	39
*	PetroQuest Energy Inc.	11,597	34
*	Approach Resources Inc.	3,388	26
			1,170
Financials (23.8%)
	Sovran Self Storage Inc.	6,668	614
	Post Properties Inc.	10,758	612
	Medical Properties Trust Inc.	39,991	605
	DiamondRock Hospitality Co.	38,657	560
	Healthcare Realty Trust Inc.	19,393	554
	Bank of the Ozarks Inc.	13,816	506
*	PRA Group Inc.	9,893	496
	PrivateBancorp Inc.	13,890	482
	Cousins Properties Inc.	40,629	436
	MB Financial Inc.	12,701	396
	MarketAxess Holdings Inc.	4,947	394
	Chesapeake Lodging Trust	10,841	386
	Sabra Health Care REIT Inc.	11,664	381
	Home BancShares Inc.	11,606	367
	EPR Properties	5,984	365
	Glacier Bancorp Inc.	14,820	360
	Geo Group Inc.	8,202	354
	Education Realty Trust Inc.	9,383	329
	Retail Opportunity
	Investments Corp.	18,365	308
	American Assets Trust Inc.	7,324	300
*	Texas Capital Bancshares Inc.	6,140	285
	Acadia Realty Trust	8,279	283
	Lexington Realty Trust	25,597	277
	Pinnacle Financial Partners
	Inc.	6,551	275
	Associated Estates Realty
	Corp.	11,388	273
	EastGroup Properties Inc.	4,037	254
	First Midwest Bancorp Inc.	14,873	254
	Financial Engines Inc.	6,261	252
	HFF Inc. Class A	6,475	230
*	BofI Holding Inc.	2,576	228
	Boston Private Financial
	Holdings Inc.	16,351	205
	CoreSite Realty Corp.	4,289	203
	American Equity Investment
	Life Holding Co.	7,019	200
	PS Business Parks Inc.	2,336	194
	Evercore Partners Inc.
	Class A	3,770	193
	Pennsylvania REIT	8,426	192
	United Bankshares Inc.	5,031	188
	LTC Properties Inc.	4,199	187
	Inland Real Estate Corp.	17,404	186
	First Financial Bankshares Inc.	7,087	186
*	First Cash Financial Services
	Inc.	3,525	170
	Parkway Properties Inc.	9,316	164

	RLI Corp.	3,063	148
	Universal Insurance Holdings
	Inc.	5,741	143
	Montpelier Re Holdings Ltd.	3,936	142
	CVB Financial Corp.	8,731	137
	Columbia Banking System
	Inc.	4,641	131
	Universal Health Realty
	Income Trust	2,555	130
*	Enova International Inc.	5,222	121
	Saul Centers Inc.	2,230	120
	Virtus Investment Partners
	Inc.	880	116
	Summit Hotel Properties Inc.	8,811	116
	Franklin Street Properties
	Corp.	8,631	109
*	Encore Capital Group Inc.	2,646	106
	Greenhill & Co. Inc.	2,665	103
	Aviv REIT Inc.	2,767	100
*	Piper Jaffray Cos.	1,706	93
	Westamerica Bancorporation	2,045	88
	HCI Group Inc.	1,802	85
	Independent Bank Corp.	1,998	84
*	World Acceptance Corp.	996	82
	Banner Corp.	1,819	79
	AMERISAFE Inc.	1,898	79
	Cedar Realty Trust Inc.	10,138	76
	Urstadt Biddle Properties Inc.
	Class A	3,268	74
	Simmons First National Corp.
	Class A	1,788	73
	LegacyTexas Financial Group
	Inc.	3,166	73
	CareTrust REIT Inc.	5,529	70
	Brookline Bancorp Inc.	6,764	66
	First Commonwealth
	Financial Corp.	7,625	65
	Bank Mutual Corp.	8,574	62
	Southside Bancshares Inc.	2,139	61
	Cardinal Financial Corp.	3,108	61
	Oritani Financial Corp.	4,000	57
	Agree Realty Corp.	1,739	57
	United Insurance Holdings
	Corp.	2,245	55
*	Green Dot Corp. Class A	2,845	44
*	eHealth Inc.	1,685	15
			16,905
Health Care (15.7%)
*	PAREXEL International Corp.	10,868	701
*	Impax Laboratories Inc.	13,089	527
	West Pharmaceutical
	Services Inc.	8,283	453
*	ABIOMED Inc.	7,271	442
*	Prestige Brands Holdings Inc.	10,306	397
*	Molina Healthcare Inc.	6,214	396
	Chemed Corp.	3,360	391

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Amsurg Corp.	5,894	354
*	Lannett Co. Inc.	5,227	326
*	Medidata Solutions Inc.	6,644	320
	Cantel Medical Corp.	6,973	317
*	ExamWorks Group Inc.	6,725	272
	Abaxis Inc.	4,185	255
*	Depomed Inc.	11,603	255
*	NuVasive Inc.	5,483	251
*	Omnicell Inc.	7,033	246
*	Neogen Corp.	4,596	235
*	Natus Medical Inc.	6,430	230
*	Haemonetics Corp.	4,969	221
*	Cyberonics Inc.	3,171	217
*	Air Methods Corp.	4,018	213
*	Cambrex Corp.	6,123	210
*	AMN Healthcare Services Inc.	9,211	208
*	Ligand Pharmaceuticals Inc.	3,600	198
	Ensign Group Inc.	4,441	196
*	Acorda Therapeutics Inc.	5,221	177
*	Affymetrix Inc.	14,535	170
*	Masimo Corp.	5,656	167
*	Greatbatch Inc.	3,014	160
*	Repligen Corp.	6,080	156
*	Medicines Co.	5,431	156
*	ICU Medical Inc.	1,652	147
*	Integra LifeSciences Holdings
	Corp.	2,439	146
	Select Medical Holdings
	Corp.	10,728	145
*	Cynosure Inc. Class A	4,267	130
*	MedAssets Inc.	6,647	128
*	Sagent Pharmaceuticals Inc.	4,475	122
	CONMED Corp.	2,339	120
*	Emergent Biosolutions Inc.	3,935	118
*	Anika Therapeutics Inc.	2,865	114
*	HealthStream Inc.	4,203	109
*	Amedisys Inc.	3,231	97
*	Bio-Reference Laboratories
	Inc.	2,681	94
*	Albany Molecular Research
	Inc.	4,707	76
*	ANI Pharmaceuticals Inc.	1,095	74
	Meridian Bioscience Inc.	3,706	73
*	Vascular Solutions Inc.	2,384	70
*	Luminex Corp.	4,374	69
	Computer Programs &
	Systems Inc.	1,189	63
*	Momenta Pharmaceuticals
	Inc.	4,348	59
	Quality Systems Inc.	3,398	59
*	Providence Service Corp.	1,241	57
	Aceto Corp.	2,523	54
*	Cross Country Healthcare Inc.	2,897	38
	Landauer Inc.	980	37
*	SurModics Inc.	1,493	36
*	CorVel Corp.	861	30

*	Spectrum Pharmaceuticals
	Inc.	4,669	29
	CryoLife Inc.	2,531	27
			11,138
Industrials (13.3%)
	Toro Co.	10,997	744
	Curtiss-Wright Corp.	9,486	688
	Allegiant Travel Co. Class A	2,694	495
	Healthcare Services Group
	Inc.	13,961	469
	Knight Transportation Inc.	12,023	397
	Hillenbrand Inc.	12,397	393
*	On Assignment Inc.	9,306	356
	Matson Inc.	8,502	336
	Forward Air Corp.	6,016	322
	Heartland Express Inc.	10,924	275
	Apogee Enterprises Inc.	5,721	262
*	Moog Inc. Class A	3,453	261
*	TASER International Inc.	10,374	244
	AZZ Inc.	5,070	230
*	Saia Inc.	4,890	225
	US Ecology Inc.	4,273	209
	ArcBest Corp.	4,784	200
	Mobile Mini Inc.	4,737	196
*	WageWorks Inc.	3,248	187
	AAON Inc.	8,286	186
	UniFirst Corp.	1,453	173
	Mueller Industries Inc.	4,721	164
*	Dycom Industries Inc.	3,566	158
	EnPro Industries Inc.	2,324	153
*	Korn/Ferry International	4,659	143
	Watts Water Technologies
	Inc. Class A	2,533	139
	G&K Services Inc. Class A	1,924	138
	Simpson Manufacturing Co.
	Inc.	3,772	137
	Matthews International Corp.
	Class A	2,806	136
	Exponent Inc.	1,551	134
	Lindsay Corp.	1,495	131
	Tennant Co.	1,963	128
	Franklin Electric Co. Inc.	3,508	128
	Standex International Corp.	1,610	117
*	GenCorp Inc.	5,696	110
*	Lydall Inc.	3,389	108
	Federal Signal Corp.	6,306	104
*	PGT Inc.	9,410	96
	Albany International Corp.	2,439	92
*	American Woodmark Corp.	1,658	87
	ESCO Technologies Inc.	2,237	86
	John Bean Technologies
	Corp.	2,474	85
*	Orion Marine Group Inc.	2,455	25
*	Vicor Corp.	1,552	20
			9,467

S&P Small-Cap 600 Growth Index Fund

			Market
			Value
		Shares	($000)
Information Technology (18.6%)
	MAXIMUS Inc.	13,010	771
*	Manhattan Associates Inc.	14,742	735
*	Synaptics Inc.	7,289	626
	j2 Global Inc.	8,972	603
*	ViaSat Inc.	8,513	556
*	Take-Two Interactive
	Software Inc.	16,618	440
	Blackbaud Inc.	9,145	415
*	Electronics For Imaging Inc.	9,287	377
	Monolithic Power Systems
	Inc.	7,118	375
	Tessera Technologies Inc.	9,277	372
*	Microsemi Corp.	11,264	363
*	comScore Inc.	6,756	349
*	Dealertrack Technologies Inc.	8,754	348
*	Cardtronics Inc.	8,795	322
*	MicroStrategy Inc. Class A	1,786	319
*	Synchronoss Technologies
	Inc.	7,110	315
*	IGATE Corp.	7,021	300
*	NetScout Systems Inc.	7,405	299
	Methode Electronics Inc.	7,537	293
	Littelfuse Inc.	2,799	281
*	Super Micro Computer Inc.	6,903	277
*	LogMeIn Inc.	4,817	254
	Heartland Payment Systems
	Inc.	4,865	239
*	Cirrus Logic Inc.	7,362	222
*	Virtusa Corp.	5,303	209
	Power Integrations Inc.	3,035	166
	MKS Instruments Inc.	4,613	163
*	Stamps.com Inc.	2,892	162
	Monotype Imaging Holdings
	Inc.	4,723	151
*	Progress Software Corp.	5,458	149
*	VASCO Data Security
	International Inc.	5,801	149
*	Rogers Corp.	1,730	135
	NIC Inc.	7,543	132
*	ExlService Holdings Inc.	3,760	131
*	OSI Systems Inc.	1,805	131
*	Diodes Inc.	4,560	130
*	FARO Technologies Inc.	2,116	127
	MTS Systems Corp.	1,581	115
*	Cabot Microelectronics Corp.	2,210	114
	Badger Meter Inc.	1,884	110
*	Veeco Instruments Inc.	3,576	109
*	DTS Inc.	3,395	100
*	Bottomline Technologies de
	Inc.	3,549	94
*	CalAmp Corp.	4,645	89
	Micrel Inc.	5,659	84
*	Interactive Intelligence Group
	Inc.	1,835	78
*	LivePerson Inc.	6,489	75
	Ebix Inc.	2,670	70
*	Perficient Inc.	3,406	68
*	Dice Holdings Inc.	7,321	64
	Epiq Systems Inc.	3,594	63
	Comtech
	Telecommunications Corp.	1,467	52
	Forrester Research Inc.	1,373	52
*	Ixia	4,056	46
*	Exar Corp.	4,069	44
*	XO Group Inc.	2,622	41
	Bel Fuse Inc. Class B	2,099	40
	Park Electrochemical Corp.	1,819	39
*	CEVA Inc.	1,905	38
*	Tangoe Inc.	3,016	37
	Pericom Semiconductor Corp.	2,154	34
*	Ultratech Inc.	1,839	33
*	Nanometrics Inc.	1,767	32
*	DSP Group Inc.	2,266	26
*	Kopin Corp.	4,834	21
*	Entropic Communications Inc.	4,887	14
*	QuinStreet Inc.	1,887	13
*	Agilysys Inc.	1,236	12
	Electro Scientific Industries
	Inc.	1,546	11
			13,204
Materials (4.1%)
	KapStone Paper and
	Packaging Corp.	16,687	575
	Balchem Corp.	6,073	358
*	Headwaters Inc.	14,521	238
	Neenah Paper Inc.	3,285	199
*	Century Aluminum Co.	10,191	193
	HB Fuller Co.	4,173	187
*	Flotek Industries Inc.	9,913	169
*	Stillwater Mining Co.	10,455	152
	Deltic Timber Corp.	2,183	144
*	Boise Cascade Co.	3,818	136
	Innophos Holdings Inc.	1,933	109
*	Clearwater Paper Corp.	1,736	106
	Globe Specialty Metals Inc.	6,083	101
*	Calgon Carbon Corp.	4,731	98
	Quaker Chemical Corp.	1,124	91
	Wausau Paper Corp.	3,343	31
			2,887
Telecommunication Services (0.7%)
	Consolidated Communications
	Holdings Inc.	9,265	197
*	General Communication Inc.
	Class A	6,025	84
*	Cincinnati Bell Inc.	23,995	80
*	8x8 Inc.	7,971	59
*	Iridium Communications Inc.	5,455	52
			472

S&P Small-Cap 600 Growth Index Fund

		Market
		Value
	Shares	($000)
Utilities (1.3%)
Piedmont Natural Gas Co. Inc.	7,119	265
New Jersey Resources Corp.	4,006	251
NorthWestern Corp.	4,354	236
American States Water Co.	4,628	186
		938
Total Common Stocks
(Cost $66,992)		70,817
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
2 Vanguard Market
Liquidity Fund, 0.134%	58,855	59

	Face
Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[3,4] Fannie Mae Discount
Notes, 0.170%, 6/17/15	100	100
Total Temporary Cash Investments
(Cost $159)		159
Total Investments (100.0%)
(Cost $67,151)		70,976
Other Assets and Liabilities (0.0%)
Other Assets		49
Liabilities		(77)
		(28)
ETF Shares—Net Assets (100%)
Applicable to 650,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		70,948
Net Asset Value Per Share—
ETF Shares		$109.15

At February 28, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	70,354
Undistributed Net Investment Income	67
Accumulated Net Realized Losses	(3,301)
Unrealized Appreciation (Depreciation)
Investment Securities	3,825
Futures Contracts	3
Net Assets	70,948

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2015
($000)
Investment Income
Income
Dividends	361
Total Income	361
Expenses
The Vanguard Group—Note B
Management and Administrative	46
Custodian Fees	13
Shareholders’ Reports	4
Total Expenses	63
Net Investment Income	298
Realized Net Gain (Loss)
Investment Securities Sold	1,571
Futures Contracts	1
Realized Net Gain (Loss)	1,572
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,446
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	3,449
Net Increase (Decrease) in Net Assets Resulting from Operations	5,319

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	298	338
Realized Net Gain (Loss)	1,572	8,437
Change in Unrealized Appreciation (Depreciation)	3,449	(3,644)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,319	5,131
Distributions
Net Investment Income
Institutional Shares	—	—
ETF Shares	(455)	(239)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(455)	(239)
Capital Share Transactions
Institutional Shares	—	(8)
ETF Shares	5,269	33,985
Net Increase (Decrease) from Capital Share Transactions	5,269	33,977
Total Increase (Decrease)	10,133	38,869
Net Assets
Beginning of Period	60,815	21,946
End of Period[1]	70,948	60,815
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $67,000 and $224,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months				Sept. 7,
	Ended				2010[1] to
	Feb. 28,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$101.36	$87.79	$70.70	$61.18	$49.82
Investment Operations
Net Investment Income	. 489	. 668 [2]	.822	.531[2]	.422
Net Realized and Unrealized Gain (Loss)
on Investments	8.059	13.432	17.083	9.326	11.248
Total from Investment Operations	8.548	14.100	17.905	9.857	11.670
Distributions
Dividends from Net Investment Income	(.758)	(. 530)	(. 815)	(. 337)	(. 310)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.758)	(. 530)	(. 815)	(. 337)	(. 310)
Net Asset Value, End of Period	$109.15	$101.36	$87.79	$70.70	$61.18

Total Return	8.47%	16.07%	25.59%	16.17%	23.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71	$61	$22	$14	$28
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to
Average Net Assets	.96%	0.66%	1.03%	0.83%	0.78%[3]
Portfolio Turnover Rate [4]	65%	44%	39%	45%	106%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. During the six months ended February 28, 2015, there were no investors in the Institutional share class. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2014), and for the period ended February 28, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At February 28, 2015, the fund had contributed capital of $7,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

S&P Small-Cap 600 Growth Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	70,817	—	—
Temporary Cash Investments	59	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	70,875	100	—
1 Represents variation margin on the last day of the reporting period.

D. At February 28, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2015	1	123	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2015, the fund realized $4,614,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2014, the fund had available capital losses totaling $261,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2015, the cost of investment securities for tax purposes was $67,151,000. Net unrealized appreciation of investment securities for tax purposes was $3,825,000, consisting of unrealized gains of $5,768,000 on securities that had risen in value since their purchase and $1,943,000 in unrealized losses on securities that had fallen in value since their purchase.

S&P Small-Cap 600 Growth Index Fund

F. During the six months ended February 28, 2015, the fund purchased $66,286,000 of investment securities and sold $61,241,000 of investment securities, other than temporary cash investments. Purchases and sales include $31,150,000 and $28,965,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares[1]
Issued	—	—	658	3
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(666)	(3)
Net Increase (Decrease)—Institutional Shares	—	—	(8)	—
ETF Shares
Issued	57,211	550	99,669	1,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(51,942)	(500)	(65,684)	(650)
Net Increase (Decrease)—ETF Shares	5,269	50	33,985	350
1 Institutional Shares were issued and redeemed during the fiscal year ended August 31, 2014. As of February 28, 2015, there were no investors in the Institutional share class.

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2014	2/28/2015	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,063.43	$0.41
ETF Shares	1,000.00	1,062.96	0.77
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,040.24	$1.01
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,084.68	$1.03
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
Institutional Shares	$1,000.00	$1,024.40	$0.40
ETF Shares	1,000.00	1,024.05	0.75
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the S&P Small-Cap 600 Value
Index Fund, 0.20% for ETF Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. The dollar amounts shown as
“Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. The table does not include data for share class with less than six months of history.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
Mark Loughridge	investment companies served by The Vanguard Group;
Born 1953. Trustee Since March 2012. Principal	Treasurer of each of the investment companies served
Occupation(s) During the Past Five Years and Other	by The Vanguard Group (1998–2008).
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies served
Scott C. Malpass	by The Vanguard Group; Assistant Treasurer of each of
Born 1962. Trustee Since March 2012. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years and Other	Group (1988–2008).
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
Marketing Corporation.
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Connect with Vanguard® > vanguard.com

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This material may be used in conjunction	sponsored, endorsed, sold, or promoted by S&P Dow
with the offering of shares of any Vanguard	Jones Indices LLC, Dow Jones, S&P, or their respective
fund only if preceded or accompanied by	affiliates, and none of S&P Dow Jones Indices LLC,
Dow Jones, S&P, nor their respective affiliates makes
the fund’s current prospectus.	any representation regarding the advisability of
All comparative mutual fund data are from Lipper, a	investing in such products.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18452 042015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: April 16, 2015
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: April 16, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.